UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22148

        Invesco Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                  Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Brian Hartigan

President

3500 Lacey Road

                                  Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders October 31, 2023
ICLO	Invesco AAA CLO Floating Rate Note ETF

PSR	Invesco Active U.S. Real Estate ETF

IHYF	Invesco High Yield Bond Factor ETF

HIYS	Invesco High Yield Select ETF

PHDG	Invesco S&P 500® Downside Hedged ETF

ISDB	Invesco Short Duration Bond ETF

GTO	Invesco Total Return Bond ETF

GSY	Invesco Ultra Short Duration ETF

VRIG	Invesco Variable Rate Investment Grade ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January 2023 rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic, as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with its hawkish policy and announced two 0.25% hikes in March and May, resulting in a target federal funds rate of 5.00% to 5.25%.1 Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core

3

The Market Environment–(continued)

inflation remained more stubborn and led developed country central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, increasing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3 Despite the higher-than-expected Gross Domestic Product for the third quarter, the Fed held interest rates steady at its September and October 2023 meetings, but left open the possibility of another rate hike before the end of the calendar year.1 As of the end of the fiscal year, we believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectation that the US is likely to avoid a substantial broad-based recession. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘AboutRatings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘RatingMethodologies’ on the homepage.

4

ICLO	Management’s Discussion of Fund Performance
Invesco AAA CLO Floating Rate Note ETF (ICLO)

The Invesco AAA CLO Floating Rate Note ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek current income and capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate note securities issued by collateralized loan obligations (“CLOs”) that are rated AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)) at the time of purchase. The Fund may invest in CLO securities of any maturity. A CLO is a trust that issues fixed- or floating-rate debt securities that are collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The underlying loans in a CLO are selected by the CLO’s manager. The Fund may purchase CLO securities both in the primary markets (e.g. purchased directly from the issuer) and secondary markets.

The Fund may invest in CLO securities that are unrated, in which case the Fund’s sub-adviser, Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of NRSROs. In such instances, unrated CLO securities will be counted toward the 80% investment strategy if determined to be equivalent to an AAA rating by the Sub-Adviser.

The Fund may invest up to 15% of its net assets in below AAA- rated CLO securities with a minimum rating of AA at the time of purchase, or if unrated, determined to be of comparable credit quality by the Sub-Adviser. The Fund will not invest in CLO securities that have a rating that is below AA (or equivalent by an NRSRO) at the time of purchase.

The Fund may invest up to 20% of its net assets in CLO securities that are denominated in foreign currencies.

The Fund will primarily invest in CLOs whose underlying loan collateral is almost entirely comprised of broadly syndicated loans (i.e., loans with offering sizes that are typically greater than $250 million). The Fund may, however, invest up to 15% of its net assets in “middle-market CLOs,” which are CLOs whose underlying loan collateral is substantially comprised of middle market loans (i.e., loans with offering sizes generally below $250 million).

The Fund will limit its investment in fixed-rate CLO securities to a maximum of 15% of its net assets at the time of purchase.

In selecting securities for the Fund’s portfolio, the Sub-Adviser utilizes a combination of “top-down”, macroeconomic-driven investment approach and a fundamental “bottom-up” approach, which leverages the Sub-Adviser’s experience as a frequent CLO issuer and manager as well as experience in the loan market in managing various retail and institutional loan funds.

During the fiscal period from the Fund’s inception (December 9, 2022, the first day of trading on the exchange) through October 31, 2023, on a market price basis, the Fund returned 7.25%. On a net asset value (“NAV”) basis, the Fund returned 7.51%. During the same time period, the JP Morgan CLOIE AAA Total Return Index (USD) (the “Benchmark Index”) returned 7.49%. The majority of the Fund’s outperformance, on an NAV basis, relative to the Benchmark Index can be attributed to the Fund’s security selection.

Positions that contributed most significantly to the Fund’s absolute return included Rad CLO 5 Ltd., 7.36% coupon, due 07/24/2032 (portfolio average weight of 5.97%) and Cedar Funding XI CLO Ltd., 6.72% coupon, due 05/29/2032 (portfolio average weight of 5.12%). Positions that detracted most significantly from the Fund’s absolute return included Elmwood CLO IX Ltd., 6.75% coupon; due 04/22/2035 (no longer held at fiscal year-end) and Eaton Vance CLO Ltd., 6.76% coupon; 04/15/2031 (no longer held at fiscal year-end).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Maturing in 6-10 Years	49.76
Maturing in 11-15 Years	48.83
Money Market Funds Plus Other Assets Less Liabilities	1.41

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Rad CLO 5 Ltd., Series 2019-5A, Class BR, 7.36%, 07/24/2032	5.95
Palmer Square CLO Ltd., Series 2015-1A, Class A1A4, 6.77%, 05/21/2034	5.38
Elmwood CLO IX Ltd., Series 2021-2A, Class A, 6.81%, 07/20/2034	4.92
AGL CLO 14 Ltd., Series 2021-14A, Class A, 6.82%, 12/02/2034	4.49
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 6.82%, 04/17/2034	4.49
Aimco CLO 14 Ltd., Series 2021-14A, Class A, 6.67%, 04/20/2034	4.48
Regatta XX Funding Ltd., Series 2021-2A, Class A, 6.82%, 10/15/2034	4.04
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, 6.73%, 07/15/2033	4.02
Buckhorn Park CLO Ltd., Series 2019-1A, Class AR, 6.78%, 07/18/2034	3.97
RR 1 LLC, Series 2017-1A, Class A1AB, 6.81%, 07/15/2035	3.93
Total	45.67

*	Excluding money market fund holdings.

5

Invesco AAA CLO Floating Rate Note ETF (ICLO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

Fund Inception
Index	Cumulative
JP Morgan CLOIE AAA Total Return Index (USD)	7.49%
Fund
NAV Return	7.51
Market Price Return	7.25

Fund Inception: December 9, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.26% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. Effective June 28, 2023, Invesco Capital Management LLC (the “Adviser”) has agreed to waive 100% of its management fee for the Fund through December 31, 2023. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

PSR	Management’s Discussion of Fund Performance
Invesco Active U.S. Real Estate ETF (PSR)

The Invesco Active U.S. Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profits from the ownership, leasing, management, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). Equity REITs pool investors’ funds for investments primarily in real estate properties or real estate-related loans (such as mortgages). The Fund also may invest in real estate operating companies (“REOCs”), as well as securities of other companies principally engaged in the U.S. real estate industry. REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

The Fund structures and selects its investments primarily from a universe of securities that are included within the Benchamrk Index at the time of purchase. In constructing the portfolio, Invesco Advisers, Inc., the Fund’s sub-adviser (the “Sub Adviser”), analyzes quantitative and statistical metrics to identify attractively priced securities.

As part of the Fund’s investment process to implement its investment strategy in pursuit of its investment objective, the Sub-Adviser may also consider both qualitative and quantitative environmental, social and governance (“ESG”) factors it believes to be material to understanding an issuer’s fundamentals, assess whether any ESG factors pose a material financial risk or opportunity to the issuer and determine whether such risks are appropriately reflected in the issuer’s valuation. This analysis may involve the use of third-party research as well as proprietary research. Consideration of ESG factors is just one component of the Sub-Adviser’s assessment of issuers eligible for investment and not necessarily determinative to an investment decision. Therefore, the Sub- Adviser may still invest in securities of issuers that may be viewed as having a high ESG risk profile. The ESG factors considered by the Sub-Adviser may change over time, one or more factors may not be relevant with respect to all issuers eligible for investment and ESG considerations may not be applied to all issuers or investments in the Fund.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (9.55)%. On a net asset value (“NAV”) basis, the Fund returned (9.59)%. During the same time period, the Benchmark Index returned (7.89)%.

Relative to the Benchmark Index, the Fund was most overweight in the telecom tower REITs sub-industry and most underweight in the office REITs sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the industrial REITs and health care REITs sub-industries, respectively.

For the fiscal year ended October 31, 2023, the data center REITs sub-industry contributed most significantly to the Fund’s return, followed by the diversified real estate activities sub- industry. During the period, telecom tower REITs detracted most from the Fund’s return, followed by the self-storage REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Digital Realty Trust, Inc., a data center REITs company (portfolio average weight of 4.54%), and Equinix, Inc., a data center REITs company (portfolio average weight of 4.53%). Positions that detracted most significantly from the Fund’s return included Crown Castle Inc., a specialized REITs company (portfolio average weight of 5.22%), and Industrial Logistics Properties Trust, an industrial REITs company (no longer held at fiscal year-end).

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Infrastructure REITs	14.70
Industrial	14.19
Data Centers	10.58
Apartments	9.20
Health Care	8.54
Shopping Centers	7.95
Self Storage	7.07
Free Standing	5.56
Gaming REITs	4.07
Manufactured Homes	3.84
Office	3.38
Timber REITs	2.94
Lodging Resorts	2.60
Single Family Homes	2.33
Diversified	1.25
Specialty	0.95
Regional Malls	0.81
Money Market Funds Plus Other Assets Less Liabilities	0.04

7

Invesco Active U.S. Real Estate ETF (PSR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Digital Realty Trust, Inc.	5.34
Equinix, Inc.	5.24
American Tower Corp.	5.12
SBA Communications Corp., Class A	4.93
Crown Castle, Inc.	4.65
EastGroup Properties, Inc.	2.12
STAG Industrial, Inc.	2.07
Terreno Realty Corp.	2.06
Gaming and Leisure Properties, Inc.	2.05
Americold Realty Trust, Inc.	2.05
Total	35.63

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE Nareit All Equity REITs Index	(7.89)%	2.76%	8.51%	2.69%	14.22%	5.38%	68.91%	12.62%	491.02%
Fund
NAV Return	(9.59)	2.10	6.43	2.24	11.72	5.08	64.07	11.90	436.93
Market Price Return	(9.55)	2.14	6.57	2.29	12.00	5.08	64.12	11.96	440.77

8

Invesco Active U.S. Real Estate ETF (PSR) (continued)

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

9

IHYF	Management’s Discussion of Fund Performance
Invesco High Yield Bond Factor ETF (IHYF)

The Invesco High Yield Bond Factor ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade, fixed-income securities (also referred to as “junk” bonds), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc., the Fund’s sub-adviser, selects securities for the Fund’s portfolio by utilizing a factor-based strategy that involves systematically targeting securities exhibiting quantifiable issuer characteristics (or “factors”) that the Sub-Adviser believes will have higher returns than other fixed income securities with comparable characteristics over market cycles. Securities no longer exhibiting these factors will typically be sold. In practice, this means the Fund may have higher allocations to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors or modify the factors used to build the Fund’s portfolio as they deem appropriate.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 6.50%. On a net asset value (“NAV”) basis, the Fund returned 6.47%. During the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (the “Benchmark Index”) returned 6.23%.

The Fund’s outperformance relative to the Benchmark Index during the fiscal year ended October 31, 2023, was driven largely by the Fund’s allocation to the utilities sector. Security selection in and allocation to the information technology and industrials sectors, as well as allocation to the consumer discretionary sector, contributed to the Fund’s return during the period. The communications services sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s absolute return for the fiscal year ended October 31, 2023 included the EnfraGen Energia Sur, S.A., 5.38% coupon, due 12/30/2030 (portfolio average weight of 0.42%) and the Markit CDX North America High Yield Index Credit Default Swap Agreement (portfolio average weight of 0.03%). Positions that detracted most significantly from the Fund’s absolute return included CSC Holdings LLC, 4.63% coupon; due 12/01/2030 (portfolio average weight of 0.26%) and QVC, Inc., 4.75% coupon; due 02/15/2027 (portfolio average weight of 0.20%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	97.63
U.S. Treasury Securities	0.24
Money Market Funds Plus Other Assets Less Liabilities	2.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
TransDigm, Inc., 6.25%, 03/15/2026	1.35
Uber Technologies, Inc., 8.00%, 11/01/2026	0.73
AECOM, 5.13%, 03/15/2027	0.68
Neptune Bidco US, Inc., 9.29%, 04/15/2029	0.65
Nexstar Media, Inc., 5.63%, 07/15/2027	0.65
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	0.64
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027	0.63
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026	0.58
Delta Air Lines, Inc., 7.38%, 01/15/2026	0.58
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026	0.55
Total	7.04

*	Excluding money market fund holdings.

10

Invesco High Yield Bond Factor ETF (IHYF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index	6.23%	(0.24)%	(0.68)%
Fund
NAV Return	6.47	(0.67)	(1.94)
Market Price Return	6.50	(0.68)	(1.96)

Fund Inception: December 2, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

11

HIYS	Management’s Discussion of Fund Performance
Invesco High Yield Select ETF (HIYS)

The Invesco High Yield Select ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in relatively higher quality below investment grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds” with more speculative characteristics than investment grade securities), as well as in derivatives and other instruments that have economic characteristics similar to such securities. The Fund considers such higher quality securities as those rated between B- and BB+ (or the equivalent) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, deemed to be of comparable quality by Invesco Advisers, Inc. (the “Sub-Adviser”). By comparison, investment grade securities are: (i) securities rated at least BBB- (or the equivalent) by a NRSRO, or (ii) unrated securities determined by the Sub-Adviser to be of comparable quality. If two or more NRSROs have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned. Up to 10% of the Fund’s net assets may be securities rated below B- (or the equivalent) in the event that a security selected by the Fund experiences a rating downgrade.

The Sub-Adviser selects securities for the Fund’s portfolio using a bottom-up evaluation process based on a fundamental analysis, a quantitative analysis, and a relative value assessment. The fundamental analysis considers the competitive landscape, risks to an issuer’s business model, as well as the overall competence of the management team. The quantitative analysis focuses on the quality of an issuer’s assets, its balance sheet, and the ability to generate free cash flow going forward. The relative value assessment compares pricing to comparable issuers and securities and assesses a security’s relative liquidity. The Sub-Adviser supplements its bottom-up fundamental analysis with an ongoing top-down analysis of sector and macro-economic trends, such as changes in interest rates.

The portfolio managers attempt to control the Fund’s risk by limiting its investment in any one security to 5% of the Fund’s net assets, and by diversifying the portfolio’s holdings over a number of different industries.

Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security, issuer or industry, a change in an issuer’s credit quality, or general liquidity needs of the Fund. The credit research process utilized by the Sub-Adviser to implement the Fund’s investment strategy in pursuit of the

Fund’s investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Sub- Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund. In addition, not all issuers or Fund investments may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Fund will rate strongly on ESG criteria.

During the fiscal period from the Fund’s inception (December 9, 2022, the first day of trading on the exchange) through October 31, 2023, on a market price basis, the Fund returned 2.61%. On a net asset value (“NAV”) basis, the Fund returned 2.41%. During the same time period, the Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Total Return Index (the “Benchmark Index”) returned 2.73%.

The Fund’s underperformance relative to the Benchmark Index during the period was primarily driven by the Fund’s security selection in the consumer discretionary and consumer staples sectors, as well as exposure to the industrials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2023, included the Carnival Holdings Bermuda Ltd., 10.38% coupon, due 05/01/2028 (portfolio average weight of 1.65%), and Aethon United BR L.P./Aethon United Finance Corp., 8.25% coupon, due 02/15/2026 (portfolio average weight of 1.64%). Positions that detracted most significantly from the Fund’s return included Level 3 Financing, Inc., 3.75% coupon; due 07/15/2029 (portfolio average weight of 0.34%), and Bausch Health Cos., Inc., 4.88% coupon; due 06/01/2028 (portfolio average weight of 0.25%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	88.80
Non-U.S. Dollar Denominated Bonds & Notes	5.63
Asset-Backed Securities	1.04
Preferred Stocks	0.50
Money Market Funds Plus Other Assets Less Liabilities	4.03

12

Invesco High Yield Select ETF (HIYS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031	2.05
Iliad Holding S.A.S., 6.50%, 10/15/2026	1.94
Allison Transmission, Inc., 3.75%, 01/30/2031	1.94
Altice France S.A., 8.13%, 02/01/2027	1.76
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028	1.68
Service Properties Trust, 5.50%, 12/15/2027	1.66
Melco Resorts Finance Ltd., 5.38%, 12/04/2029	1.66
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026	1.62
Tenet Healthcare Corp., 4.88%, 01/01/2026	1.55
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028	1.54
Total	17.40

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

Fund Inception
Index	Cumulative
Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Total Return Index (USD)	2.73%
Fund
NAV Return	2.41
Market Price Return	2.61

13

Invesco High Yield Select ETF (HIYS) (continued)

Fund Inception: December 9, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.48% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

14

PHDG	Management’s Discussion of Fund Performance
Invesco S&P 500® Downside Hedged ETF (PHDG)

The Invesco S&P 500® Downside Hedged ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The Fund seeks to achieve its investment objective by allocating its assets generally among the components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”). The Benchmark Index is composed of up to three types of components: (i) an equity component, represented by the S&P 500® Index; (ii) a volatility hedge component, represented by the S&P 500® VIX Short-Term Futures Index (“VIX Futures Index”); and (iii) cash.

The Benchmark Index is designed to measure the performance of the broad equity markets with an implied volatility hedge. “Implied volatility” is a measure of the expected volatility of the S&P 500® Index that is reflected in the value of the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX Index”). Known as the “fear gauge” of the broader U.S. equities market, the VIX Index measures market volatility in large capitalization U.S. stocks and is calculated based on the prices of certain put and call options on the S&P 500® Index.

The VIX Futures Index is designed to measure the returns from long positions in futures contracts on the VIX Index. The Benchmark Index’s allocation to the VIX Futures Index is designed to serve as a volatility hedge, as volatility historically tends to correlate negatively to the performance of the U.S. equity markets (i.e., rapid declines in the performance of U.S. equity markets generally are associated with high volatility in such markets).

Accordingly, pursuant to its methodology, the Benchmark Index allocates a greater portion of its weight to its equity component (the S&P 500® Index) during periods of low volatility, and a greater portion of its weight to its volatility hedge component (the VIX Futures Index) during periods of increased volatility.

Under normal circumstances, the Fund will invest its portfolio in a combination of assets that are similar, but not necessarily identical, to that of the Benchmark Index. The Fund’s portfolio is composed of: (i) an equity sleeve, consisting of the component securities of the S&P 500® Index, (ii) a volatility hedge sleeve, consisting of VIX Index-Related Instruments (defined below), which include futures contracts on the VIX Index, (iii) futures contracts that reference the S&P 500® Index (“S&P 500 Futures”); and (iv) various liquid investments, including short-term U.S. Treasury Securities, money market instruments, cash and cash equivalents. With respect to its equity sleeve, the Fund utilizes a “passive” investment strategy that seeks to track the performance of the S&P 500® Index as closely as possible. To do so, the Fund employs a “full replication” methodology; “full replication” means that the Fund generally invests the portion of its portfolio allocated to its equity sleeve in all of the component securities of the S&P 500® Index in proportion to their weightings in the S&P 500® Index. Although the Fund employs a passive strategy with respect to its equity sleeve, Invesco Capital Management LLC (the “Adviser”), the Fund’s investment adviser, will actively manage the Fund’s investments in VIX Index-Related Instruments, S&P 500 Futures, short-term instruments and cash, as well as the Fund’s allocation of its assets among the equity and volatility hedge sleeves. Such allocations may not correspond to the Benchmark Index’s allocations.

Instead, the Adviser will seek to obtain returns for the Fund that exceed the Benchmark Index by providing the Fund with equity or volatility hedge sleeve allocations that are higher or lower than those of the Benchmark Index at any time given the market conditions at that time.

In addition to its investments in futures contracts on the VIX Index, the Fund may invest in U.S.-listed exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that provide exposure to the VIX Index (such ETFs and ETNs, along with futures contracts on the VIX Index, are collectively the “VIX Index-Related Instruments”). The Fund may invest in the short- term instruments and cash to provide liquidity or to protect the Fund during periods of heightened volatility when the Adviser believes that it is in the best interest of the Fund to do so.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (9.19)%. On a net asset value (“NAV”) basis, the Fund returned (9.09)%. During the same time period, the Benchmark Index returned (8.45)%. The Fund’s underperformance on a NAV basis, relative to the Benchmark Index, was primarily due to fees and transaction costs incurred by the Fund during the fiscal year.

During this same time period, the S&P 500® Index returned 10.14% and the U.S. 3-Month Treasury Bill Index (the “T-Bill 3-Month Index”) returned 4.88% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The Indexes were selected for their recognition in the marketplace.

The S&P 500® Index was selected because its performance comparison is a useful measure for investors as a broad representation of the equity market. The T-Bill 3-Month Index was selected because its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market.

The Fund’s performance, on a NAV basis, differed from the return of the S&P 500® Index during the period primarily because of the Fund’s consistent allocation to VIX futures, which generally have an inverse correlation to the S&P 500® Index. The Fund’s performance, on a NAV basis, differed from the return of the T-Bill 3-Month Index during the period primarily because of the Fund’s consistent allocation to VIX Futures, which underperformed the short-term U.S. fixed income market during the fiscal year.

15

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

For the fiscal year ended October 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services sector. The Fund’s VIX futures allocations and exposure to the financials sector were the largest detractors from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Nvidia Corp. (portfolio average weight of 1.64%) and Microsoft Corp. (portfolio average weight of 4.62%). The positions that detracted most significantly from the Fund’s return were the CBOE VIX (CBF) Jun 23, a VIX futures contract (portfolio average weight of 0.71%), and CBOE VIX (CBF) Jul 23, a VIX futures contract (portfolio average weight of 0.52%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Information Technology	23.95
Health Care	11.22
Financials	10.89
Consumer Discretionary	9.01
Communication Services	7.44
Industrials	7.11
Consumer Staples	5.66
Energy	3.87
Sector Types Each Less Than 3%	6.22
Money Market Funds Plus Other Assets Less Liabilities	14.63

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Microsoft Corp.	6.10
Apple, Inc.	6.10
Amazon.com, Inc.	2.94
NVIDIA Corp.	2.45
Alphabet, Inc., Class A	1.79
Meta Platforms, Inc., Class A	1.63
Alphabet, Inc., Class C	1.54
Berkshire Hathaway, Inc., Class B	1.51
Tesla, Inc.	1.35
UnitedHealth Group, Inc.	1.21
Total	26.62

*	Excluding money market fund holdings.

16

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	(8.45)%	0.48%	1.45%	4.02%	21.76%	3.96%	47.39%	4.59%	63.04%
S&P 500® Index	10.14	10.36	34.41	11.01	68.59	11.18	188.47	12.61	265.10
U.S. 3 Month Treasury Bill Index	4.88	2.06	6.31	1.79	9.29	1.18	12.45	1.09	12.51
Fund
NAV Return	(9.09)	(0.13)	(0.40)	3.61	19.38	3.41	39.84	3.94	52.41
Market Price Return	(9.19)	(0.18)	(0.55)	3.66	19.71	3.39	39.52	3.94	52.44

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.44% (0.39% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

ISDB	Management’s Discussion of Fund Performance
Invesco Short Duration Bond ETF (ISDB)

The Invesco Short Duration Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek total return, comprised of income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

The fixed-income investments in which the Fund may invest include corporate bonds, government bonds, including U.S. Treasury and agency securities, and mortgage-backed and asset- backed securities, including collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). The Fund will attempt to maintain a dollar-weighted average portfolio maturity and duration between one and three years.

During the fiscal period from the Fund’s inception (December 9, 2022, the first day of trading on the exchange) through October 31, 2023, on a market price basis, the Fund returned 2.39%. On a net asset value (“NAV”) basis, the Fund returned 2.47%. During the same time period, the Bloomberg US Government and Credit 1-3 Year Index (the “Benchmark Index”) returned 2.27%.

The Fund’s outformance relative to the Benchmark Index during the period was driven largely by the Fund’s allocation to the financials sector, as well as the Fund’s allocation to the energy and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s absolute return for the fiscal period ended October 31, 2023, included the Sasol Financing USA LLC, 5.88% coupon, due 03/27/2024 (portfolio average weight of 2.03%), and NatWest Group PLC, 7.47% coupon, due 11/10/2026 (portfolio average weight of 2.15%). Positions that detracted most significantly from the Fund’s absolute return included Ford Motor Credit Co. LLC, 8.28% coupon; due 03/06/2026 (portfolio average weight of 2.07%), and OPEC Fund for International Development, 4.50% coupon; due 01/26/2026 (no longer held at fiscal year-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	88.82
Asset-Backed Securities	6.94
U.S. Treasury Securities	2.14
Preferred Stocks	0.80
Agency Credit Risk Transfer Notes	0.74
Money Market Funds Plus Other Assets Less Liabilities	0.56

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Morgan Stanley Bank N.A., 5.88%, 10/30/2026	2.56
NatWest Group PLC, 7.47%, 11/10/2026	2.08
Barclays PLC, 7.33%, 11/02/2026	2.07
Ford Motor Credit Co. LLC, 8.30%, 03/06/2026	2.07
UBS AG, 5.80%, 09/11/2025	2.04
Sasol Financing USA LLC, 5.88%, 03/27/2024	2.03
Serbia International Bond, 6.25%, 05/26/2028	2.00
Energy Transfer L.P., 4.50%, 04/15/2024	1.96
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 07/15/2025	1.53
Mercedes-Benz Finance North America LLC, 5.38%, 08/01/2025	1.53
Total	19.87

*	Excluding money market fund holdings.

18

Invesco Short Duration Bond ETF (ISDB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

Fund Inception
Index	Cumulative
Bloomberg US Government and Credit 1-3 Year Index	2.27%
Fund
NAV Return	2.47
Market Price Return	2.39

Fund Inception: December 9, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

19

GTO	Management’s Discussion of Fund Performance
Invesco Total Return Bond ETF (GTO)

The Invesco Total Return Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum total return, comprised of income and capital appreciation. The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also may include ETFs and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (including ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations (“CLOs”), mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 1.90%. On a net asset value (“NAV”) basis, the Fund returned 1.69%. During this same time period, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”) returned 0.36%.

The Fund’s outperformance relative to the Benchmark Index during the period was primarily due to the Fund’s allocation to the utilities sector and security selection in the communication services sector.

For the fiscal year ended October 31, 2023, from an industry perspective, exposure to electric utilities was the largest contributor to the Fund’s return, followed by oil, gas & consumable fuels. No industries detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included BX Trust, 6.30% coupon; due 10/15/2036 (portfolio average weight of 0.94%), and BX Commercial Mortgage Trust, 7.10% coupon; due 09/15/2036 (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bonds, 3.63% coupon; due 05/15/2053 (portfolio average weight of 5.35%), and U.S. Treasury Notes, 3.88% coupon; due 8/15/2033 (portfolio average weight of 4.41%).

Asset Group (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	51.75
U.S. Government Sponsored Agency Mortgage-Backed Securities	20.82
Asset-Backed Securities	16.95
U.S. Treasury Securities	15.69
Agency Credit Risk Transfer Notes	0.66
Preferred Stocks	0.46
U.S. Government Sponsored Agency Securities	0.24
Municipal Obligations	0.19
Exchange-Traded Funds	0.05
Non-U.S. Dollar Denominated Bonds & Notes	0.05
Common Stocks & Other Equity Interests	0.00
Options Purchased	0.04
Money Market Funds Plus Other Assets Less Liabilities	(6.90)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
U.S. Treasury Bonds, 3.63%, 05/15/2053	5.04
U.S. Treasury Notes, 4.88%, 10/31/2028	5.03
U.S. Treasury Notes, 3.88%, 08/15/2033	4.20
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2053	3.86
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2053	2.80
Government National Mortgage Association, TBA, 4.50%, 11/01/2053	1.84
Uniform Mortgage-Backed Securities, TBA, 3.50%, 11/01/2053	1.80
Government National Mortgage Association, TBA, 5.50%, 11/01/2053	1.52
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2053	1.31
BX Trust, Series 2021-LGCY, Class B, 6.30%, 10/15/2036	0.95
Total	28.35

*	Excluding money market fund holdings.

20

Invesco Total Return Bond ETF (GTO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57)%	(15.79)%	(0.06)%	(0.28)%	0.17%	1.32%
Fund
NAV Return	1.69	(5.48)	(15.55)	0.62	3.15	1.70	13.93
Market Price Return	1.90	(5.46)	(15.49)	0.62	3.14	1.71	13.98

Guggenheim Total Return Bond ETF (the “Predecessor Fund”) Inception: February 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, as supplemented to date, the Fund’s net expense ratio of 0.25% is expressed as a unitary management fee of 0.50%, to cover operating expenses and expenses incurred in connection with managing the portfolio, and a waiver of 0.25%. Effective June 28, 2023, Invesco Capital Management LLC (the “Adviser”) has agreed to waive a portion of its unitary management fee for the Fund through August 31, 2025 such that after giving effect to such waiver, the net unitary management fee will be 0.25%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

21

GSY	Management’s Discussion of Fund Performance
Invesco Ultra Short Duration ETF (GSY)

The Invesco Ultra Short Duration ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum current income, consistent with preservation of capital and daily liquidity. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in ETFs and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the ICE BofA US Treasury Bill Index (the “Benchmark Index”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity.

The Fund expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year.

The Fund is primarily invested in corporate bonds, commercial paper and asset-backed securities. The Fund’s high allocation to floating rate securities reduces interest rate risk while commercial paper helps the Fund manage its liquidity needs. The Fund’s focus on high-quality short maturity holdings helps the Fund manage credit risk. The Fund continues to maintain an average effective duration below one year. The portfolio management team believes the Fund is well positioned for interest rate volatility and broader financial market sell-offs overall and relative to other conservative ultra-short fixed income funds. The Fund’s significant holdings in high quality investment grade assets and money market securities continue to help reduce drawdown risks, while preserving capital and maintaining a competitive yield.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 5.42%. On a net asset value (“NAV”) basis, the Fund returned 5.40%. During the same time period, the Benchmark Index returned 4.83%.

The Fund’s outperformance relative to the Benchmark Index during the year was primarily due to the Fund maintaining an overweight position in short maturity investment grade credit securities.

Allocation to banks and insurance industries were positive contributors to the Fund’s performance relative to the Benchmark Index during the fiscal year ended October 31, 2023. Additionally, the Fund’s performance during the period was positively impacted by its overweight allocation to the capital markets, automobiles, and oil, gas & consumable fuels industries. No industries detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return during the fiscal year ended October 31, 2023, included Golub Capital Partners CLO, 7.10% coupon (portfolio average weight of 0.57%), and Golub Capital Partners CLO, 7.33 % coupon,

(portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return included Capital One Financial Corp., 6.02% coupon (portfolio average weight of 0.37%), and OBX Trust, 1.10% coupon (portfolio average weight of 0.35%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	48.55
Commercial Paper	28.79
Asset-Backed Securities	17.66
Non-U.S. Dollar Denominated Bonds & Notes	2.50
Certificates of Deposit	1.27
Variable Rate Senior Loan Interests	0.07
Exchange-Traded Funds	0.05
Money Market Funds Plus Other Assets Less Liabilities	1.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Japan Treasury Discount Bill, Series 1185, 0.00%, 01/09/2024	2.50
Harley-Davidson Financial Services, Inc., 0.00%, 11/06/2023	1.28
Mercedes-Benz Finance North America LLC, 6.29%, 03/30/2025	1.07
Conagra Brands, Inc., 0.00%, 11/08/2023	1.06
Canadian Natural Resources Ltd., 3.80%, 04/15/2024	1.01
Global Payments, Inc., 0.00%, 11/20/2023	0.92
Cigna Group (The), 5.69%, 03/15/2026	0.92
Jackson National Life Global Funding, 5.50%, 01/09/2026	0.86
Swedbank AB, 6.73%, 06/15/2026	0.80
Bank of Nova Scotia (The), 6.44%, 06/12/2025	0.80
Total	11.22

*	Excluding money market fund holdings.

22

Invesco Ultra Short Duration ETF (GSY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
ICE BofA US Treasury Bill Index	4.83%	1.82%	5.55%	1.78%	9.24%	1.17%	12.34%	0.92%	15.49%
Fund
NAV Return	5.40	1.50	4.58	1.95	10.12	1.74	18.84	1.38	24.13
Market Price Return	5.42	1.50	4.56	1.94	10.08	1.74	18.82	1.38	24.13

Guggenheim Ultra Short Duration ETF (the “Predecessor Fund”) Inception: February 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.22%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

23

VRIG	Management’s Discussion of Fund Performance
Invesco Variable Rate Investment Grade ETF (VRIG)

The Invesco Variable Rate Investment Grade ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment-grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non- agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations (“CLOs”)); (ii) floating rate corporate debt securities (comprised of corporate notes, bonds, debentures or privately issued securities offered pursuant to Rule 144A (“Rule 144A”) of the Securities Act of 1933, as amended (“Securities Act”)); (iii) floating rate government sponsored enterprise (“GSE”) credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) affiliated ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940.

During the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 7.46%. On a net asset value (“NAV”) basis, the Fund returned 7.32%. During the same time period, the Bloomberg US Floating Rate Note Index (the “Benchmark Index”) returned 6.58%.

The Fund’s outperformance relative to the Benchmark Index during the fiscal year ended October 31, 2023, was driven largely by its security selection in the consumer staples sector, as well as overweight allocation within the health care sector.

The Fund’s allocation to the consumer discretionary sector was also a contributor for the period. No sectors detracted from the Fund’s relative performance for the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included U.S. Treasury Floating Rate Note, 5.52% coupon, due 07/31/2025 (portfolio average weight of 23.91%), and Freddie Mac, 8.22% coupon, due 04/25/2042 (portfolio average weight of 0.63%). Positions that detracted most significantly from the Fund’s return were BBCMS Mortgage Trust, 6.76% coupon, due 11/15/2034 (portfolio average weight of 0.26%) and COMM Mortgage Trust, 6.68% coupon, due 06/15/2034 (portfolio average weight of 0.39%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
U.S. Dollar Denominated Bonds & Notes	38.77
U.S. Treasury Securities	24.03
Agency Credit Risk Transfer Notes	16.99
Asset-Backed Securities	16.41
U.S. Government Sponsored Agency Mortgage-Backed Securities	2.63
Certificate of Deposit	0.52
Money Market Funds Plus Other Assets Less Liabilities	0.65

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
U.S. Treasury Floating Rate Notes, 5.52%, 07/31/2025	24.03
GA Global Funding Trust, 6.72%, 04/11/2025	0.75
Charles Schwab Corp. (The), 5.85%, 03/18/2024	0.75
CenterPoint Energy, Inc., 5.99%, 05/13/2024	0.74
Freddie Mac, Series 2021-DNA6, Class M2, STACR®, 6.82%, 10/25/2041	0.72
BPCE S.A., 7.34%, 10/19/2027	0.65
Athene Global Funding, 6.05%, 05/24/2024	0.65
Fannie Mae Connecticut Avenue Securities, Series 2023-R01, Class 1M1, 7.72%, 12/25/2042	0.64
Freddie Mac, Series 2022-DNA3, Class M1B, STACR®, 8.22%, 04/25/2042	0.63
NextEra Energy Capital Holdings, Inc., 6.38%, 03/21/2024	0.63
Total	30.19

*	Excluding money market fund holdings.

24

Invesco Variable Rate Investment Grade ETF (VRIG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Bloomberg US Floating Rate Note Index	6.58%	2.53%	7.79%	2.50%	13.16%	2.45%	18.80%
Fund
NAV Return	7.32	2.78	8.56	2.60	13.68	2.59	19.92
Market Price Return	7.46	2.81	8.65	2.62	13.79	2.57	19.78

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the Benchmark Indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

25

Invesco AAA CLO Floating Rate Note ETF (ICLO)

October 31, 2023

Schedule of Investments

	Principal Amount	Value
Asset-Backed Securities-98.59%
ABPCI Direct Lending Fund IX LLC (Cayman Islands), Series 2020-9A, Class A1R, 7.05% (3 mo. Term SOFR + 1.66%), 11/18/2031(a)(b)	$500,000	$494,572
AGL CLO 14 Ltd. (Cayman Islands), Series 2021-14A, Class A, 6.82% (3 mo. Term SOFR + 1.41%), 12/02/2034(a)(b)	1,500,000	1,488,654
Aimco CLO 14 Ltd. (Cayman Islands), Series 2021-14A, Class A, 6.67% (3 mo. Term SOFR + 1.25%), 04/20/2034(a)(b)	1,500,000	1,482,936
Benefit Street Partners CLO XI (Cayman Islands), Series 2017-11A, Class A2R, 7.16% (3 mo. Term SOFR + 1.76%), 04/15/2029(a)(b)	1,000,000	990,299
Buckhorn Park CLO Ltd. (Cayman Islands), Series 2019-1A, Class AR, 6.78% (3 mo. Term SOFR + 1.38%), 07/18/2034(a)(b)	1,325,000	1,316,096
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2013-1A, Class A1RR, 6.58% (3 mo. Term SOFR + 1.21%), 08/14/2030(a)(b)	613,977	611,288
Series 2014-2RA, Class A2, 6.95% (3 mo. Term SOFR + 1.59%), 05/15/2031(a)(b)	1,000,000	983,029
CBAM Ltd. (Cayman Islands), Series 2017-1A, Class A1, 6.93% (3 mo. Term SOFR + 1.51%), 07/20/2030(a)(b)	226,495	225,972
Cedar Funding IV CLO Ltd. (Cayman Islands), Series 2014-4A, Class ARR, 6.83% (3 mo. Term SOFR + 1.42%), 07/23/2034(a)(b)	1,000,000	990,387
Cedar Funding XI CLO Ltd. (Cayman Islands), Series 2019-11A, Class A1R, 6.72% (3 mo. Term SOFR + 1.31%), 05/29/2032(a)(b)	1,000,000	994,865
CIFC Funding 2013-II Ltd. (Cayman Islands), Series 2013-2A, Class A2L2, 7.16% (3 mo. Term SOFR + 1.76%), 10/18/2030(a)(b)	500,000	494,187
Elmwood CLO IX Ltd. (Cayman Islands), Series 2021-2A, Class A, 6.81% (3 mo. Term SOFR + 1.39%), 07/20/2034(a)(b)	1,640,000	1,631,182
GoldenTree Loan Management US CLO 1 Ltd. (Cayman Islands), Series 2017-1A, Class A1R2, 6.70% (3 mo. Term SOFR + 1.28%), 04/20/2034(a)(b)	900,000	890,457
Golub Capital Partners CLO 25(M) Ltd. (Cayman Islands), Series 2015-25A, Class AR, 7.01% (3 mo. Term SOFR + 1.64%), 05/05/2030(a)(b)	1,113,975	1,111,473
Golub Capital Partners CLO 40(B) Ltd. (Cayman Islands), Series 2019-40A, Class AR, 6.73% (3 mo. Term SOFR + 1.35%), 01/25/2032(a)(b)	345,000	340,702
Golub Capital Partners CLO 45(M) Ltd. (Cayman Islands), Series 2019-45A, Class A, 7.40% (3 mo. Term SOFR + 1.98%), 10/20/2031(a)(b)	1,250,000	1,244,070
Golub Capital Partners CLO 47(M) Ltd. (Cayman Islands), Series 2020-47A, Class A1, 7.33% (3 mo. Term SOFR + 1.94%), 05/05/2032(a)(b)	1,150,000	1,144,172

	Principal Amount	Value
Madison Park Funding XXVI Ltd. (Cayman Islands), Series 2017-26A, Class BR, 7.25% (3 mo. Term SOFR + 1.86%), 07/29/2030(a)(b)	$550,000	$544,942
Madison Park Funding XXXVII Ltd. (Cayman Islands), Series 2019-37A, Class AR, 6.73% (3 mo. Term SOFR + 1.33%), 07/15/2033(a)(b)	1,340,000	1,331,821
Mariner CLO LLC (Cayman Islands), Series 2016-3A, Class BR2, 7.17% (3 mo. Term SOFR + 1.76%), 07/23/2029(a)(b)	1,000,000	994,813
Neuberger Berman CLO XV (Cayman Islands), Series 2013-15A, Class A1R2, 6.58% (3 mo. Term SOFR + 1.18%), 10/15/2029(a)(b)	900,520	896,189
Owl Rock CLO IV Ltd. (Cayman Islands), Series 2020-4A, Class A1R, 7.24% (3 mo. Term SOFR + 1.86%), 08/20/2033(a)(b)	750,000	738,653
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1A4, 6.77% (3 mo. Term SOFR + 1.39%), 05/21/2034(a)(b)	1,795,000	1,782,241
Rad CLO 5 Ltd. (Cayman Islands), Series 2019- 5A, Class BR, 7.36% (3 mo. Term SOFR + 1.96%), 07/24/2032(a)(b)	2,000,000	1,969,694
Regatta XX Funding Ltd. (Cayman Islands), Series 2021-2A, Class A, 6.82% (3 mo. Term SOFR + 1.42%), 10/15/2034(a)(b)	1,345,000	1,337,814
Regatta XXII Funding Ltd. (Cayman Islands), Series 2022-2A, Class A, 6.96% (3 mo. Term SOFR + 1.54%), 07/20/2035(a)(b)	1,000,000	995,504
RR 1 LLC, Series 2017-1A, Class A1AB, 6.81% (3 mo. Term SOFR + 1.41%), 07/15/2035(a)(b)	1,310,000	1,301,942
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 6.82% (3 mo. Term SOFR + 1.42%), 04/17/2034(a)(b)	1,500,000	1,486,066
Sixth Street CLO XIX Ltd. (Cayman Islands), Series 2021-19A, Class A, 6.78% (3 mo. Term SOFR + 1.36%), 07/20/2034(a)(b)	1,000,000	991,105
Symphony CLO XIX Ltd. (Cayman Islands), Series 2018-19A, Class B, 7.01% (3 mo. Term SOFR + 1.61%), 04/16/2031(a)(b)	900,000	877,387
Symphony CLO XVI Ltd. (Cayman Islands), Series 2015-16A, Class AR, 6.81% (3 mo. Term SOFR + 1.41%), 10/15/2031(a)(b)	500,000	497,591
Symphony CLO XXXII Ltd. (Cayman Islands), Series 2022-32A, Class B, 7.26% (3 mo. Term SOFR + 1.85%), 04/23/2035(a)(b)	500,000	485,300

Total Asset-Backed Securities (Cost $32,293,143)		32,665,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco AAA CLO Floating Rate Note ETF (ICLO)–(continued)

October 31, 2023

	Shares	Value
Money Market Funds-0.90%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d) (Cost $296,033)	296,033	$296,033

TOTAL INVESTMENTS IN SECURITIES-99.49% (Cost $32,589,176)		32,961,436
OTHER ASSETS LESS LIABILITIES-0.51%		170,597

NET ASSETS-100.00%		$33,132,033

Investment Abbreviations:

BR     -Bearer Shares

SOFR-Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $32,665,403, which represented 98.59% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$5,247,950	$(4,951,917)	$-	$-	$296,033	$9,147

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Active U.S. Real Estate ETF (PSR)

October 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%(a)
Apartments -9.20%
Apartment Income REIT Corp.	33,945	$991,533
AvalonBay Communities, Inc.(b)	5,947	985,656
Camden Property Trust(b)	10,879	923,409
Elme Communities(b)	74,269	947,672
Equity Residential	17,430	964,402
Essex Property Trust, Inc.(b)	4,765	1,019,329
Mid-America Apartment Communities, Inc.	7,979	942,719
UDR, Inc.	28,854	917,846

		7,692,566

Data Centers -10.58%
Digital Realty Trust, Inc.	35,851	4,458,431
Equinix, Inc.	6,002	4,379,299

		8,837,730

Diversified -1.25%
American Assets Trust, Inc.	28,862	512,301
W.P. Carey, Inc.(b)	9,865	529,257

		1,041,558

Free Standing -5.56%
Agree Realty Corp.	12,219	683,531
Essential Properties Realty Trust, Inc.(b)	30,954	679,440
Four Corners Property Trust, Inc.	30,231	643,920
NETSTREIT Corp.(b)	44,446	633,355
NNN REIT, Inc.	18,678	678,572
Realty Income Corp.	13,102	620,773
Spirit Realty Capital, Inc.	19,604	705,548

		4,645,139

Gaming REITs-4.07%
Gaming and Leisure Properties, Inc.	37,809	1,716,150
VICI Properties, Inc.	60,434	1,686,109

		3,402,259

Health Care-8.54%
CareTrust REIT, Inc.(b)	49,349	1,061,990
Healthcare Realty Trust, Inc.(b)	71,922	1,032,081
Healthpeak Properties, Inc.	60,154	935,395
Omega Healthcare Investors, Inc.	31,122	1,030,138
Physicians Realty Trust(b)	91,037	988,662
Ventas, Inc.(b)	24,671	1,047,530
Welltower, Inc.(b)	12,413	1,037,851

		7,133,647

Industrial-14.19%
Americold Realty Trust, Inc.(b)	65,329	1,712,926
EastGroup Properties, Inc.(b)	10,831	1,768,161
First Industrial Realty Trust, Inc.	39,757	1,681,721
Prologis, Inc.	16,361	1,648,371
Rexford Industrial Realty, Inc.	36,882	1,594,778
STAG Industrial, Inc.	52,150	1,732,423
Terreno Realty Corp.(b)	32,282	1,719,985

		11,858,365

Infrastructure REITs-14.70%
American Tower Corp.	24,025	4,281,015

	Shares	Value
Infrastructure REITs-(continued)
Crown Castle, Inc.	41,836	$3,889,911
SBA Communications Corp., Class A	19,735	4,117,313

		12,288,239

Lodging Resorts-2.60%
Apple Hospitality REIT, Inc.	20,502	321,472
DiamondRock Hospitality Co.(b)	39,710	306,958
Host Hotels & Resorts, Inc.	19,979	309,275
Pebblebrook Hotel Trust(b)	24,087	287,358
RLJ Lodging Trust(b)	32,973	309,946
Ryman Hospitality Properties, Inc.	3,785	323,996
Sunstone Hotel Investors, Inc.(b)	33,880	315,084

		2,174,089

Manufactured Homes-3.84%
Equity LifeStyle Properties, Inc.	16,343	1,075,370
Sun Communities, Inc.	9,959	1,107,839
UMH Properties, Inc.	74,215	1,024,909

		3,208,118

Office-3.38%
Alexandria Real Estate Equities, Inc.(b)	5,993	558,128
Boston Properties, Inc.(b)	10,480	561,413
Cousins Properties, Inc.	30,498	544,999
Empire State Realty Trust, Inc., Class A(b)	73,986	598,547
Kilroy Realty Corp.	19,534	558,282

		2,821,369

Regional Malls-0.81%
Simon Property Group, Inc.	6,137	674,395

Self Storage-7.07%
CubeSmart(b)	43,481	1,482,267
Extra Space Storage, Inc.	13,896	1,439,487
National Storage Affiliates Trust	53,590	1,528,387
Public Storage	6,114	1,459,473

		5,909,614

Shopping Centers-7.95%
Acadia Realty Trust(b)	46,095	660,080
Alexander & Baldwin, Inc.	40,436	638,889
Brixmor Property Group, Inc.	32,148	668,357
Federal Realty Investment Trust	7,378	672,800
Kimco Realty Corp.	38,229	685,828
Phillips Edison & Co., Inc.(b)	19,211	678,341
Regency Centers Corp.(b)	11,155	672,200
Retail Opportunity Investments Corp.(b)	55,213	648,201
SITE Centers Corp.(b)	54,305	633,196
Urban Edge Properties	43,509	690,053

		6,647,945

Single Family Homes-2.33%
American Homes 4 Rent, Class A	30,189	988,388
Invitation Homes, Inc.	32,177	955,335

		1,943,723

Specialty-0.95%
Lamar Advertising Co., Class A(b)	4,618	379,923
Outfront Media, Inc.	42,319	413,033

		792,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Active U.S. Real Estate ETF (PSR)–(continued)

October 31, 2023

	Shares	Value
Timber REITs-2.94%
PotlatchDeltic Corp.	19,193	$822,420
Rayonier, Inc.	31,998	807,629
Weyerhaeuser Co.(b)	28,740	824,551

		2,454,600

Total Common Stocks & Other Equity Interests (Cost $104,081,193)		83,526,312

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d) (Cost $6,835)	6,835	6,835

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $104,088,028)		83,533,147

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-14.90%
Invesco Private Government Fund, 5.32%(c)(d)(e)	3,486,152	$3,486,152
Invesco Private Prime Fund, 5.53%(c)(d)(e)	8,967,520	8,968,417

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,455,230)		12,454,569

TOTAL INVESTMENTS IN SECURITIES-114.87% (Cost $116,543,258)		95,987,716
OTHER ASSETS LESS LIABILITIES-(14.87)%		(12,427,312)

NET ASSETS-100.00%.		$83,560,404

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$2,704,528	$(2,697,693)	$-		$-	$6,835	$1,352

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,689,902	62,145,031	(60,348,781)	-	`	-	3,486,152	153,432	*

Invesco Private Prime Fund	4,344,289	133,709,996	(129,086,976)	(737)		1,845	8,968,417	414,065	*

Total	$6,034,191	$198,559,555	$(192,133,450)	$(737)		$1,845	$12,461,404	$568,849

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco High Yield Bond Factor ETF (IHYF)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.63%
Advertising-0.54%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$126,000	$102,872
Belo Corp., 7.25%, 09/15/2027	130,000	124,010

		226,882

Aerospace & Defense-2.69%
Bombardier, Inc. (Canada), 7.50%, 02/01/2029(b)(c)	217,000	201,224
Howmet Aerospace, Inc.
5.13%, 10/01/2024	35,000	34,624
6.88%, 05/01/2025	115,000	115,528
5.95%, 02/01/2037	80,000	73,182
Spirit AeroSystems, Inc.
7.50%, 04/15/2025(b)	70,000	69,906
9.38%, 11/30/2029(b)	62,000	63,747
TransDigm, Inc., 6.25%, 03/15/2026(b)(c)	574,000	561,317

		1,119,528

Agricultural & Farm Machinery-0.14%
Titan International, Inc., 7.00%, 04/30/2028	65,000	59,456

Air Freight & Logistics-0.41%
Rand Parent LLC, 8.50%, 02/15/2030(b)	188,000	171,858

Alternative Carriers-0.59%
Lumen Technologies, Inc., 4.00%, 02/15/2027(b)	144,000	97,331
Qwest Corp., 7.25%, 09/15/2025	77,000	73,830
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	100,000	75,381

		246,542

Aluminum-0.19%
Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)	106,000	78,461

Apparel Retail-0.80%
Foot Locker, Inc., 4.00%, 10/01/2029(b)	67,000	49,330
Gap, Inc. (The)
3.63%, 10/01/2029(b)	161,000	123,177
3.88%, 10/01/2031(b)	159,000	114,358
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	62,000	45,652

		332,517

Apparel, Accessories & Luxury Goods-0.83%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	88,000	87,285
Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	161,000	148,102
Under Armour, Inc., 3.25%, 06/15/2026	122,000	111,226

		346,613

Application Software-0.76%
Cloud Software Group, Inc.
6.50%, 03/31/2029(b)	100,000	87,891
9.00%, 09/30/2029(b)	100,000	85,250
Open Text Holdings, Inc. (Canada)
4.13%, 02/15/2030(b)	103,000	85,475
4.13%, 12/01/2031(b)	76,000	59,785

		318,401

	Principal Amount	Value

Asset Management & Custody Banks-0.13%
Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	$58,000	$52,718

Automobile Manufacturers-2.61%
Ford Motor Credit Co. LLC
5.13%, 06/16/2025	200,000	194,786
4.13%, 08/04/2025	200,000	190,829
3.38%, 11/13/2025	200,000	186,831
6.80%, 05/12/2028	200,000	199,622
Jaguar Land Rover Automotive PLC (United Kingdom), 7.75%, 10/15/2025(b)	200,000	200,355
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	123,000	115,740

		1,088,163

Automotive Parts & Equipment-1.50%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	37,000	36,499
Dana, Inc., 4.25%, 09/01/2030	84,000	66,595
IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	200,000	174,487
Tenneco, Inc., 8.00%, 11/17/2028(b)	200,000	160,710
ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	192,000	185,453

		623,744

Automotive Retail-0.09%
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	45,000	37,521

Broadcasting-2.18%
AMC Networks, Inc., 4.75%, 08/01/2025	72,000	65,649
iHeartCommunications, Inc.
6.38%, 05/01/2026	72,000	58,760
8.38%, 05/01/2027(c)	45,000	27,628
5.25%, 08/15/2027(b)	100,000	73,380
Liberty Interactive LLC, 8.25%, 02/01/2030	79,000	20,343
Paramount Global, 6.38%, 03/30/2062(c)(e)	298,000	219,587
TEGNA, Inc.
4.75%, 03/15/2026(b)	150,000	140,133
4.63%, 03/15/2028	155,000	134,269
Univision Communications, Inc., 5.13%, 02/15/2025(b)	51,000	49,852
Urban One, Inc., 7.38%, 02/01/2028(b)	67,000	55,152
Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	69,000	64,284

		909,037

Broadline Retail-2.68%
GrubHub Holdings, Inc., 5.50%, 07/01/2027(b)	90,000	66,286
Kohl’s Corp.
4.63%, 05/01/2031	90,000	61,641
5.55%, 07/17/2045(c)	100,000	58,110
Macy’s Retail Holdings LLC
5.88%, 04/01/2029(b)	242,000	213,595
6.13%, 03/15/2032(b)	93,000	76,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Broadline Retail-(continued)
Nordstrom, Inc.
4.00%, 03/15/2027	$99,000	$87,505
6.95%, 03/15/2028	124,000	116,837
4.38%, 04/01/2030	79,000	61,415
4.25%, 08/01/2031	96,000	70,436
QVC, Inc.
4.75%, 02/15/2027	125,000	71,203
5.45%, 08/15/2034	68,000	28,851
Rakuten Group, Inc. (Japan), 10.25%, 11/30/2024(b)	200,000	202,503

		1,115,293

Building Products-2.28%
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)	194,000	154,628
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	89,000	65,151
JELD-WEN, Inc.
4.63%, 12/15/2025(b)	41,000	38,795
4.88%, 12/15/2027(b)(c)	167,000	141,728
Masonite International Corp.
5.38%, 02/01/2028(b)	100,000	92,206
3.50%, 02/15/2030(b)	90,000	71,371
Standard Industries, Inc.
5.00%, 02/15/2027(b)	89,000	82,364
4.75%, 01/15/2028(b)	80,000	71,685
4.38%, 07/15/2030(b)	208,000	170,140
3.38%, 01/15/2031(b)	81,000	61,390

		949,458

Cable & Satellite-4.76%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	200,000	154,880
CCO Holdings LLC/CCO Holdings Capital Corp.
5.50%, 05/01/2026(b)	88,000	84,010
5.13%, 05/01/2027(b)	285,000	262,658
CSC Holdings LLC
5.25%, 06/01/2024	69,000	64,578
6.50%, 02/01/2029(b)	200,000	158,417
4.63%, 12/01/2030(b)	200,000	101,567
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)(c)	240,000	210,521
DISH DBS Corp.
7.75%, 07/01/2026	184,000	123,517
5.25%, 12/01/2026(b)	159,000	128,556
DISH Network Corp., 11.75%, 11/15/2027(b)	137,000	135,820
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027(b)	200,000	181,204
5.13%, 07/15/2029(b)	200,000	156,004
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/2028(b)	40,000	19,842
Sirius XM Radio, Inc., 3.13%, 09/01/2026(b)	53,000	47,585
VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	200,000	151,886

		1,981,045

Casinos & Gaming-3.71%
Affinity Interactive, 6.88%, 12/15/2027(b)	187,000	152,583

	Principal Amount	Value

Casinos & Gaming-(continued)
Caesars Entertainment, Inc.
6.25%, 07/01/2025(b)	$182,000	$179,212
4.63%, 10/15/2029(b)	45,000	37,028
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	118,000	116,256
Churchill Downs, Inc., 5.50%, 04/01/2027(b)	100,000	93,883
Las Vegas Sands Corp., 2.90%, 06/25/2025	200,000	187,924
Melco Resorts Finance Ltd. (Hong Kong)
5.25%, 04/26/2026(b)	200,000	183,138
5.38%, 12/04/2029(b)	200,000	159,211
MGM Resorts International
6.75%, 05/01/2025	36,000	35,837
4.63%, 09/01/2026	200,000	186,035
Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	61,000	56,114
Premier Entertainment Sub LLC/Premier
Entertainment Finance Corp., 5.88%, 09/01/2031(b)(c)	234,000	159,120

		1,546,341

Coal & Consumable Fuels-0.24%
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	140,000	98,503

Commercial & Residential Mortgage Finance-0.30%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	81,000	81,193
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	49,000	42,714

		123,907

Commodity Chemicals-0.27%
Methanex Corp. (Canada), 5.25%, 12/15/2029	127,000	112,436

Communications Equipment-1.07%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	40,000	24,060
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	200,000	180,060
6.63%, 08/01/2026	79,000	67,033
Viasat, Inc., 5.63%, 04/15/2027(b)	200,000	174,782

		445,935

Construction & Engineering-0.86%
AECOM, 5.13%, 03/15/2027	298,000	281,685
Brookfield Residential Properties, Inc./ Brookfield Residential US LLC (Canada), 6.25%, 09/15/2027(b)	88,000	76,646

		358,331

Construction Machinery & Heavy Transportation Equipment-0.33%
Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)(c)	40,000	39,249
Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	97,094

		136,343

Construction Materials-0.33%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)	70,000	65,432
Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	78,000	73,941

		139,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Consumer Finance-3.76%
Ally Financial, Inc., 5.75%, 11/20/2025(c)	$92,000	$85,862
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	193,750
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	80,000	77,608
Navient Corp.
6.75%, 06/25/2025	200,000	195,279
5.00%, 03/15/2027(c)	116,000	102,003
9.38%, 07/25/2030	46,000	43,401
5.63%, 08/01/2033	62,000	42,037
OneMain Finance Corp.
6.88%, 03/15/2025	72,000	71,113
7.13%, 03/15/2026	140,000	136,141
9.00%, 01/15/2029	138,000	134,432
4.00%, 09/15/2030	130,000	95,245
PRA Group, Inc.
7.38%, 09/01/2025(b)	140,000	131,043
8.38%, 02/01/2028(b)	92,000	75,843
Synchrony Financial, 7.25%, 02/02/2033	215,000	182,440

		1,566,197

Distributors-0.57%
Evergreen Acqco 1 L.P./TVI, Inc., 9.75%, 04/26/2028(b)	58,000	58,578
Performance Food Group, Inc., 6.88%, 05/01/2025(b)	180,000	179,274

		237,852

Diversified Banks-0.21%
Freedom Mortgage Corp.
7.63%, 05/01/2026(b)	50,000	46,061
6.63%, 01/15/2027(b)	50,000	43,321

		89,382

Diversified Chemicals-1.10%
Chemours Co. (The)
5.38%, 05/15/2027	68,000	61,498
5.75%, 11/15/2028(b)	160,000	135,466
4.63%, 11/15/2029(b)	54,000	41,764
INEOS Finance PLC (Luxembourg), 6.75%, 05/15/2028(b)	200,000	186,988
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	78,000	32,912

		458,628

Diversified Financial Services-3.22%
AG Issuer LLC, 6.25%, 03/01/2028(b)	92,000	84,853
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	200,000	185,231
Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	200,000	183,698
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	209,000	161,063
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 04/16/2029(b)	200,000	153,810
4.63%, 04/06/2031(b)	200,000	141,219
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)(c)	163,000	140,329

	Principal Amount	Value

Diversified Financial Services-(continued)
United Wholesale Mortgage LLC
5.50%, 11/15/2025(b)	$121,000	$115,157
5.75%, 06/15/2027(b)	47,000	42,814
5.50%, 04/15/2029(b)	85,000	71,282
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030(b)	91,000	60,785

		1,340,241

Diversified Metals & Mining-0.54%
Mineral Resources Ltd. (Australia)
8.13%, 05/01/2027(b)	86,000	83,750
8.50%, 05/01/2030(b)	148,000	141,875

		225,625

Diversified Real Estate Activities-0.12%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	51,000	47,944

Diversified REITs-0.17%
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	82,000	72,269

Diversified Support Services-1.35%
MPH Acquisition Holdings LLC
5.50%, 09/01/2028(b)	81,000	68,943
5.75%, 11/01/2028(b)	87,000	64,945
Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	307,000	271,231
Prime Security Services Borrower LLC/Prime Finance, Inc.
5.25%, 04/15/2024(b)	39,000	38,790
5.75%, 04/15/2026(b)	120,000	116,531

		560,440

Education Services-0.27%
Grand Canyon University, 4.13%, 10/01/2024	118,000	112,537

Electric Utilities-1.64%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	192,671
Edison International, 8.13%, 06/15/2053(e)	70,000	67,672
Midland Cogeneration Venture L.P., 6.00%, 03/15/2025(b)	43,042	42,504
NRG Energy, Inc.
5.25%, 06/15/2029(b)	83,000	73,323
3.63%, 02/15/2031(b)	87,000	65,761
3.88%, 02/15/2032(b)	144,000	107,230
Vistra Operations Co. LLC
5.63%, 02/15/2027(b)	63,000	59,342
5.00%, 07/31/2027(b)	80,000	73,256

		681,759

Electrical Components & Equipment-0.27%
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	114,000	114,045

Electronic Components-0.67%
Imola Merger Corp., 4.75%, 05/15/2029(b)	160,000	139,625
Likewize Corp., 9.75%, 10/15/2025(b)	141,000	140,170

		279,795

Environmental & Facilities Services-0.15%
Enviri Corp., 5.75%, 07/31/2027(b)	73,000	61,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Financial Exchanges & Data-0.33%
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	$189,000	$138,946

Food Distributors-0.62%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	224,000	173,515
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	107,000	84,296

		257,811

Food Retail-0.29%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	128,000	120,087

Footwear-0.63%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	147,000	149,025
Wolverine World Wide, Inc., 4.00%, 08/15/2029(b)	154,000	114,988

		264,013

Gas Utilities-0.41%
AmeriGas Partners L.P./AmeriGas Finance Corp.
5.88%, 08/20/2026.	60,000	56,307
9.38%, 06/01/2028(b)	50,000	49,458
Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	75,000	66,251

		172,016

Health Care Distributors-0.23%
Owens & Minor, Inc., 6.63%, 04/01/2030(b)	110,000	96,248

Health Care Equipment-0.23%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	96,000	94,205

Health Care Facilities-0.64%
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	76,000	71,137
Tenet Healthcare Corp., 4.88%, 01/01/2026(c)	204,000	195,702

		266,839

Health Care REITs-0.86%
MPT Operating Partnership L.P./MPT Finance Corp.
5.00%, 10/15/2027(c)	348,000	269,181
4.63%, 08/01/2029.	131,000	90,948

		360,129

Health Care Services-2.03%
Community Health Systems, Inc.
8.00%, 03/15/2026(b)	126,000	115,344
5.63%, 03/15/2027(b)	180,000	146,381
6.00%, 01/15/2029(b)	160,000	121,371
6.88%, 04/15/2029(b)	102,000	42,223
6.13%, 04/01/2030(b)	84,000	32,638
5.25%, 05/15/2030(b)	83,000	59,020
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	10,000	6,368
ModivCare, Inc., 5.88%, 11/15/2025(b)	97,000	91,768

	Principal Amount	Value

Health Care Services-(continued)
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	$75,000	$68,330
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	192,000	163,535

		846,978

Health Care Technology-0.27%
athenahealth Group, Inc., 6.50%, 02/15/2030(b)	135,000	110,440

Home Furnishings-0.35%
Tempur Sealy International, Inc.
4.00%, 04/15/2029(b)	100,000	82,184
3.88%, 10/15/2031(b)	87,000	65,265

		147,449

Home Improvement Retail-0.26%
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	117,000	108,962

Homebuilding-1.14%
LGI Homes, Inc., 4.00%, 07/15/2029(b)	202,000	154,782
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	80,000	73,176
Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 02/15/2028	78,000	68,652
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	80,000	72,709
Tri Pointe Homes, Inc., 5.25%, 06/01/2027	118,000	106,930

		476,249

Hotel & Resort REITs-0.65%
Service Properties Trust
4.50%, 03/15/2025	19,000	17,762
4.75%, 10/01/2026	150,000	127,675
4.95%, 02/15/2027(c)	149,000	124,196

		269,633

Hotels, Resorts & Cruise Lines-0.58%
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)	66,000	65,607
Travel + Leisure Co., Series J, 6.00%, 04/01/2027	188,000	175,780

		241,387

Housewares & Specialties-0.80%
Newell Brands, Inc.
4.88%, 06/01/2025	100,000	96,056
5.20%, 04/01/2026	183,000	172,947
6.38%, 09/15/2027	70,000	65,775

		334,778

Independent Power Producers & Energy Traders-0.43%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	270,000	179,944

Industrial Conglomerates-0.78%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
6.25%, 05/15/2026	159,000	145,465
4.38%, 02/01/2029(c)	230,000	177,371

		322,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Industrial Machinery & Supplies & Components-0.28%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)	$57,000	$54,531
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	65,000	63,741

		118,272

Insurance Brokers-0.40%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	80,000	73,130
HUB International Ltd., 7.00%, 05/01/2026(b)	98,000	95,485

		168,615

Integrated Telecommunication Services-3.38%
Altice France S.A. (France)
5.50%, 01/15/2028(b)	200,000	148,793
5.13%, 07/15/2029(b)	200,000	137,069
CommScope, Inc.
6.00%, 03/01/2026(b)	100,000	84,133
4.75%, 09/01/2029(b)	100,000	68,393
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	200,000	186,657
Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	53,000	41,976
Frontier North, Inc., Series G, 6.73%, 02/15/2028	154,000	140,949
Level 3 Financing, Inc.
3.40%, 03/01/2027(b)	90,000	83,406
3.88%, 11/15/2029(b)	160,000	142,720
10.50%, 05/15/2030(b)	67,000	67,112
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	200,000	196,279
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	140,000	111,149

		1,408,636

Interactive Media & Services-1.14%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	37,000	26,489
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	101,000	1,167
Millennium Escrow Corp., 6.63%, 08/01/2026(b)	72,000	53,534
Nexstar Media, Inc., 5.63%, 07/15/2027(b)(c)	300,000	270,210
Scripps Escrow II, Inc., 5.38%, 01/15/2031(b)	160,000	99,474
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	24,000	23,783

		474,657

Internet Services & Infrastructure-0.09%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	43,000	38,969

Investment Banking & Brokerage-0.31%
NFP Corp., 6.88%, 08/15/2028(b)	119,000	101,775
StoneX Group, Inc., 8.63%, 06/15/2025(b)	26,000	26,111

		127,886

IT Consulting & Other Services-0.09%
Unisys Corp., 6.88%, 11/01/2027(b)	49,000	35,950

	Principal Amount	Value

Leisure Facilities-0.90%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	$48,000	$47,090
Life Time, Inc., 5.75%, 01/15/2026(b)	116,000	112,446
NCL Corp. Ltd., 5.88%, 03/15/2026(b)	161,000	144,641
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	70,000	69,628

		373,805

Leisure Products-0.32%
Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	142,000	132,263

Life Sciences Tools & Services-0.17%
Fortrea Holdings, Inc., 7.50%, 07/01/2030(b)	75,000	72,469

Marine Transportation-0.15%
Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	81,000	62,223

Metal, Glass & Plastic Containers-1.75%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	200,000	189,251
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(b)	200,000	192,834
4.13%, 08/15/2026(b)	200,000	176,704
Ball Corp.
5.25%, 07/01/2025	60,000	59,135
4.88%, 03/15/2026	73,000	70,188
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	49,000	40,280

		728,392

Mortgage REITs-0.19%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	82,000	78,035

Movies & Entertainment-1.02%
Cinemark USA, Inc.
8.75%, 05/01/2025(b)	87,000	88,002
5.88%, 03/15/2026(b)	117,000	111,215
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)	60,000	39,541
Live Nation Entertainment, Inc.
4.88%, 11/01/2024(b)	114,000	111,678
6.50%, 05/15/2027(b)	75,000	73,246

		423,682

Multi-Utilities-0.39%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	204,000	161,263

Office REITs-0.43%
Office Properties Income Trust
4.50%, 02/01/2025	124,000	106,155
2.65%, 06/15/2026	57,000	37,532
2.40%, 02/01/2027	67,000	37,452

		181,139

Office Services & Supplies-1.14%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	171,000	142,133
Interface, Inc., 5.50%, 12/01/2028(b)	180,000	151,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Office Services & Supplies-(continued)
Pitney Bowes, Inc.
6.88%, 03/15/2027(b)(c)	$153,000	$126,790
7.25%, 03/15/2029(b)	75,000	56,327

		476,742

Oil & Gas Drilling-1.04%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	84,000	79,680
Nabors Industries, Inc., 7.38%, 05/15/2027(b)	45,000	41,873
Rockies Express Pipeline LLC
3.60%, 05/15/2025(b)	118,000	111,787
7.50%, 07/15/2038(b)	62,000	57,379
6.88%, 04/15/2040(b)	104,000	86,662
Valaris Ltd., 8.38%, 04/30/2030(b)	56,000	55,000

		432,381

Oil & Gas Equipment & Services-0.54%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	150,000	136,652
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	90,000	87,493

		224,145

Oil & Gas Exploration & Production-4.33%
Baytex Energy Corp. (Canada)
8.75%, 04/01/2027(b)	63,000	63,560
8.50%, 04/30/2030(b)	68,000	67,414
Civitas Resources, Inc., 8.75%, 07/01/2031(b)	68,000	68,715
CNX Resources Corp., 7.38%, 01/15/2031(b)	47,000	44,959
Comstock Resources, Inc.
6.75%, 03/01/2029(b)	122,000	111,130
5.88%, 01/15/2030(b)	141,000	120,703
Crescent Energy Finance LLC
7.25%, 05/01/2026(b)	155,000	150,203
9.25%, 02/15/2028(b)	160,000	161,303
CrownRock L.P./CrownRock Finance, Inc.,
5.63%, 10/15/2025(b)	63,000	62,030
Encino Acquisition Partners Holdings LLC,
8.50%, 05/01/2028(b)	63,000	61,481
Hilcorp Energy I L.P./Hilcorp Finance Co.
6.25%, 11/01/2028(b)	185,000	173,150
5.75%, 02/01/2029(b)	55,000	49,575
6.00%, 04/15/2030(b)	75,000	66,671
6.00%, 02/01/2031(b)	58,000	51,024
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026(b)	57,000	54,491
10.50%, 05/15/2027(b)	46,000	45,520
Murphy Oil Corp., 5.88%, 12/01/2042	90,000	69,248
Southwestern Energy Co., 5.70%, 01/23/2025	88,000	87,022
Strathcona Resources Ltd. (Canada), 6.88%,
08/01/2026(b)	39,000	36,016
Vital Energy, Inc., 10.13%, 01/15/2028	100,000	100,353
WPX Energy, Inc., 5.25%, 09/15/2024	161,000	160,758

		1,805,326

Oil & Gas Refining & Marketing-1.30%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	105,000	103,094
EnLink Midstream Partners L.P.
4.15%, 06/01/2025	28,000	26,958
4.85%, 07/15/2026	118,000	111,037

	Principal Amount	Value

Oil & Gas Refining & Marketing-(continued)
NuStar Logistics L.P.
6.00%, 06/01/2026	$70,000	$67,606
5.63%, 04/28/2027	65,000	61,347
Parkland Corp. (Canada)
4.50%, 10/01/2029(b)	51,000	43,915
4.63%, 05/01/2030(b)	109,000	93,042
PBF Holding Co. LLC/PBF Finance Corp.,
6.00%, 02/15/2028	36,000	33,138

		540,137

Oil & Gas Storage & Transportation-4.66%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	54,000	54,126
Buckeye Partners L.P.
4.13%, 03/01/2025(b)	110,000	104,871
3.95%, 12/01/2026	71,000	64,785
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.63%, 05/01/2027(b)	71,000	68,364
EQM Midstream Partners L.P.
4.00%, 08/01/2024	118,000	114,856
7.50%, 06/01/2027(b)	63,000	62,459
5.50%, 07/15/2028	62,000	57,922
7.50%, 06/01/2030(b)	37,000	36,341
4.75%, 01/15/2031(b)	77,000	64,919
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	50,000	48,471
ITT Holdings LLC, 6.50%, 08/01/2029(b)	92,000	77,034
New Fortress Energy, Inc.
6.75%, 09/15/2025(b)	132,000	122,584
6.50%, 09/30/2026(b)(c)	246,000	220,570
Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	73,000	69,100
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)	239,000	229,676
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
6.00%, 03/01/2027(b)	51,000	46,712
5.50%, 01/15/2028(b)	55,000	48,232
6.00%, 12/31/2030(b)	138,000	116,315
Venture Global LNG, Inc.
8.13%, 06/01/2028(b)	200,000	194,317
8.38%, 06/01/2031(b)	146,000	139,430

		1,941,084

Other Specialized REITs-0.39%
Iron Mountain, Inc.
5.25%, 07/15/2030(b)	80,000	69,563
4.50%, 02/15/2031(b)	72,000	58,973
5.63%, 07/15/2032(b)	39,000	33,361

		161,897

Other Specialty Retail-1.11%
Bath & Body Works, Inc.
9.38%, 07/01/2025(b)	66,000	68,038
6.88%, 11/01/2035	106,000	93,647
LSF9 Atlantis Holdings LLC/Victra Finance
Corp., 7.75%, 02/15/2026(b)	111,000	100,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Other Specialty Retail-(continued)
Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	$82,000	$59,491
Staples, Inc., 7.50%, 04/15/2026(b)	170,000	138,796

		460,283

Packaged Foods & Meats-0.05%
TreeHouse Foods, Inc., 4.00%, 09/01/2028	28,000	22,804

Paper & Plastic Packaging Products & Materials-0.91%
Berry Global, Inc., 4.50%, 02/15/2026(b)	82,000	77,336
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	43,000	41,400
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/2026(b)	100,000	93,762
Sealed Air Corp.
5.00%, 04/15/2029(b)	81,000	71,932
6.88%, 07/15/2033(b)	101,000	94,832

		379,262

Paper Products-0.23%
Domtar Corp., 6.75%, 10/01/2028(b)	116,000	94,536

Passenger Airlines-2.18%
Air Canada (Canada), 3.88%, 08/15/2026(b)	58,000	52,829
Allegiant Travel Co., 7.25%, 08/15/2027(b)	135,000	122,313
American Airlines, Inc., 11.75%, 07/15/2025(b)	127,000	134,716
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	200,000	194,687
Delta Air Lines, Inc., 7.38%, 01/15/2026	238,000	240,615
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	102,000	75,485
United Airlines, Inc., 4.38%, 04/15/2026(b)	94,000	87,289

		907,934

Passenger Ground Transportation-0.73%
Uber Technologies, Inc., 8.00%, 11/01/2026(b)	300,000	302,387

Personal Care Products-0.44%
Coty, Inc., 5.00%, 04/15/2026(b)	44,000	42,083
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	150,000	141,299

		183,382

Pharmaceuticals-2.57%
1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	79,000	76,663
AdaptHealth LLC
4.63%, 08/01/2029(b)	173,000	129,491
5.13%, 03/01/2030(b)	200,000	151,700
Bausch Health Cos., Inc.
5.50%, 11/01/2025(b)	137,000	118,269
6.13%, 02/01/2027(b)	35,000	19,562
4.88%, 06/01/2028(b)	127,000	63,493
Elanco Animal Health, Inc., 6.65%, 08/28/2028	61,000	58,408
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 06/30/2028(b)(f)(g)	36,000	2,745
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	99,000	67,708
Jazz Securities DAC, 4.38%, 01/15/2029(b)(c)	214,000	186,294

	Principal Amount	Value

Pharmaceuticals-(continued)
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	$200,000	$172,937
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	34,000	22,870

		1,070,140

Publishing-0.11%
Gannett Holdings LLC, 6.00%, 11/01/2026(b)	52,000	43,941

Real Estate Services-0.25%
Realogy Group LLC/Realogy Co-Issuer Corp.
5.75%, 01/15/2029(b)	85,000	53,650
5.25%, 04/15/2030(b)	80,000	49,895

		103,545

Reinsurance-0.28%
Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(e)	165,000	115,097

Renewable Electricity-0.22%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)	115,000	93,254

Research & Consulting Services-0.15%
CoreLogic, Inc., 4.50%, 05/01/2028(b)	79,000	62,691

Restaurants-0.12%
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)	52,000	51,871

Retail REITs-0.67%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC
5.75%, 05/15/2026(b)	136,000	124,682
4.50%, 04/01/2027(b)	83,000	69,334
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	116,000	86,979

		280,995

Security & Alarm Services-0.90%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	258,000	241,830
CoreCivic, Inc., 4.75%, 10/15/2027	153,000	133,056

		374,886

Semiconductors-0.47%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)	200,000	196,508

Specialized Consumer Services-0.43%
Sotheby’s, 7.38%, 10/15/2027(b)	200,000	178,829

Specialty Chemicals-1.24%
Avient Corp., 5.75%, 05/15/2025(b)	149,000	146,150
Olympus Water US Holding Corp., 9.75%, 11/15/2028(b)	200,000	195,590
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	121,000	102,974
WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	90,000	69,836

		514,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

	Principal Amount	Value

Steel-0.84%
Cleveland-Cliffs, Inc.
6.75%, 03/15/2026(b)	$106,000	$105,509
6.75%, 04/15/2030(b)	64,000	59,420
Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	102,000	100,837
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	100,000	83,819

		349,585

Systems Software-0.59%
Gen Digital, Inc., 5.00%, 04/15/2025(b)	53,000	51,367
McAfee Corp., 7.38%, 02/15/2030(b)	69,000	55,260
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	171,000	140,122

		246,749

Technology Hardware, Storage & Peripherals-1.27%
Seagate HDD Cayman
4.88%, 06/01/2027	65,000	61,114
4.09%, 06/01/2029	100,000	86,320
4.13%, 01/15/2031	32,000	25,479
9.63%, 12/01/2032(b)	123,000	131,257
Xerox Corp., 6.75%, 12/15/2039	78,000	50,854
Xerox Holdings Corp.
5.00%, 08/15/2025(b)(c)	117,000	107,755
5.50%, 08/15/2028(b)	85,000	65,791

		528,570

Telecom Tower REITs-0.49%
SBA Communications Corp., 3.88%, 02/15/2027(c)	222,000	202,364

Tires & Rubber-0.45%
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/2026	48,000	45,450
4.88%, 03/15/2027	100,000	92,084
5.00%, 07/15/2029	58,000	49,969

		187,503

Tobacco-0.22%
Vector Group Ltd., 5.75%, 02/01/2029(b)	106,000	89,924

Trading Companies & Distributors-0.35%
BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	85,000	71,626
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025(b)	74,000	73,343

		144,969

Investment Abbreviations:
PIK -Pay-in-Kind
REIT -Real Estate Investment Trust

	Principal Amount	Value

Transaction & Payment Processing Services-0.09%
Block, Inc., 2.75%, 06/01/2026	$43,000	$38,629

Total U.S. Dollar Denominated Bonds & Notes (Cost $43,532,972)		40,669,003

U.S. Treasury Securities-0.24%
U.S. Treasury Bills-0.24%
4.79% - 5.40%, 04/18/2024(h)(i) (Cost $99,739)	102,000	99,453

	Shares
Money Market Funds-0.17%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(j)(k) (Cost $72,923)	72,923	72,923

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.04% (Cost $43,705,634)		40,841,379

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.84%
Invesco Private Government Fund, 5.32%(j)(k)(l)	797,268	797,268
Invesco Private Prime Fund, 5.53%(j)(k)(l)	2,050,503	2,050,708

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,847,933)		2,847,976

TOTAL INVESTMENTS IN SECURITIES-104.88% (Cost $46,553,567)		43,689,355
OTHER ASSETS LESS LIABILITIES-(4.88)%		(2,033,273)

NET ASSETS-100.00%		$41,656,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $30,649,536, which represented 73.58% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	The borrower has filed for protection in federal bankruptcy court.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.

(h)	$99,453 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$302,214	$9,494,881	$(9,724,172)	$-	$-	$72,923	$14,429

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	745,329	7,679,976	(7,628,037)	-	-	797,268	31,072	*

Invesco Private Prime Fund	1,916,067	14,874,820	(14,740,468)	90	199	2,050,708	83,565	*

Total	$2,963,610	$32,049,677	$(32,092,677)	$90	$199	$2,920,899	$129,066

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	20	December-2023	$2,123,437	$(63,182)	$(63,182)
U.S. Treasury 10 Year Ultra Notes	3	December-2023	326,484	(17,803)	(17,803)
U.S. Treasury 5 Year Notes	25	December-2023	2,611,914	(38,709)	(38,709)
U.S. Treasury Ultra Bonds	1	December-2023	112,563	(15,187)	(15,187)

Subtotal-Long Futures Contracts				(134,881)	(134,881)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	12	December-2023	(2,429,062)	7,663	7,663

Total Futures Contracts				$(127,218)	$(127,218)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco High Yield Bond Factor ETF (IHYF)–(continued)

October 31, 2023

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.740%	USD 423,720	$1,483	$5,529	$4,046

(a)	Centrally cleared swap agreements collateralized by $96,325 cash held with the broker.
(b)

Implied credit spreads represent the current level, as of October 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco High Yield Select ETF (HIYS)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-88.80%
Advertising-0.99%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)(c)	$ 55,000	$ 48,931
Lamar Media Corp., 3.63%, 01/15/2031(c)	57,000	46,122

		95,053

Aerospace & Defense-1.21%
TransDigm, Inc.
6.25%, 03/15/2026(b)	47,000	45,961
6.75%, 08/15/2028(b)	72,000	70,001

		115,962

Aluminum-1.00%
Novelis Corp., 3.25%, 11/15/2026(b)	108,000	96,258

Apparel Retail-0.51%
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)(c)	67,000	49,333

Application Software-0.51%
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	52,000	48,842

Automobile Manufacturers-3.37%
Allison Transmission, Inc.
4.75%, 10/01/2027(b)	5,000	4,565
3.75%, 01/30/2031(b)	235,000	186,485
Ford Motor Co.
4.35%, 12/08/2026(c)	90,000	84,910
3.25%, 02/12/2032	35,000	26,444
4.75%, 01/15/2043	31,000	21,573

		323,977

Automotive Parts & Equipment-1.79%
Clarios Global L.P., 6.75%, 05/15/2025(b)	100,000	99,303
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	85,000	72,971

		172,274

Automotive Retail-3.49%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	112,000	96,524
LCM Investments Holdings II LLC
4.88%, 05/01/2029(b)	109,000	91,460
8.25%, 08/01/2031(b)	26,000	24,757
Lithia Motors, Inc.
4.63%, 12/15/2027(b)	31,000	28,001
3.88%, 06/01/2029(b)(c)	115,000	95,265

		336,007

Broadline Retail-0.47%
Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	53,000	44,901

Cable & Satellite-4.65%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.50%, 05/01/2026(b)	84,000	80,192
5.13%, 05/01/2027(b)	118,000	108,750
4.75%, 03/01/2030(b)	29,000	23,964
CSC Holdings LLC, 4.50%, 11/15/2031(b)	203,000	134,265

	Principal Amount	Value
Cable & Satellite-(continued)
DISH Network Corp., 11.75%, 11/15/2027(b)	$ 77,000	$ 76,337
Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)	31,000	23,374

		446,882

Casinos & Gaming-3.15%
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	159,211
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	200,000	143,750

		302,961

Commodity Chemicals-1.54%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	164,000	147,772

Construction & Engineering-1.01%
Howard Midstream Energy Partners LLC
6.75%, 01/15/2027(b)	63,000	59,597
8.88%, 07/15/2028(b)	37,000	37,228

		96,825

Consumer Finance-1.71%
FirstCash, Inc., 5.63%, 01/01/2030(b)	80,000	71,319
Navient Corp., 6.13%, 03/25/2024	50,000	49,799
OneMain Finance Corp., 6.13%, 03/15/2024	43,000	42,927

		164,045

Diversified Banks-1.51%
Citigroup, Inc.
3.88%(d)(e)	45,000	37,841
7.38%(d)(e)	10,000	9,563
JPMorgan Chase & Co., Series FF, 5.00%(d)(e)	101,000	97,802

		145,206

Diversified Financial Services-1.73%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	56,000	47,783
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)	55,000	48,051
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	82,000	70,595

		166,429

Diversified Metals & Mining-1.02%
Hudbay Minerals, Inc. (Canada)
4.50%, 04/01/2026(b)	22,000	20,499
6.13%, 04/01/2029(b)	87,000	77,957

		98,456

Diversified Support Services-0.98%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	96,000	94,198

Electric Utilities-1.44%
NRG Energy, Inc., 4.45%, 06/15/2029(b)	50,000	43,249
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	49,000	49,838
Vistra Operations Co. LLC, 4.38%, 05/01/2029(b)	53,000	45,077

		138,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco High Yield Select ETF (HIYS)–(continued)

October 31, 2023

	Principal Amount	Value

Electrical Components & Equipment-0.95%
EnerSys, 4.38%, 12/15/2027(b)	$ 80,000	$ 70,943
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	21,000	20,441

		91,384

Electronic Components-0.52%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	62,000	49,706

Electronic Manufacturing Services-0.98%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	99,000	94,298

Environmental & Facilities Services-0.48%
GFL Environmental, Inc. (Canada), 4.38%,
08/15/2029(b)	54,000	46,111

Food Distributors-0.48%
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	59,000	46,481

Gold-0.52%
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	53,000	49,783

Health Care Facilities-2.07%
Encompass Health Corp., 4.50%, 02/01/2028	56,000	50,544
Tenet Healthcare Corp., 4.88%, 01/01/2026	155,000	148,695

		199,239

Health Care REITs-1.73%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	56,000	47,112
Diversified Healthcare Trust, 4.38%, 03/01/2031	43,000	29,635
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	147,000	89,289

		166,036

Health Care Services-2.68%
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)(c)	58,000	45,586
Community Health Systems, Inc., 4.75%, 02/15/2031(b)	100,000	67,142
DaVita, Inc., 3.75%, 02/15/2031(b)	64,000	46,059
Select Medical Corp., 6.25%, 08/15/2026(b)	52,000	50,629
Star Parent, Inc., 9.00%, 10/01/2030(b)	49,000	48,688

		258,104

Health Care Supplies-0.76%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	87,000	73,541

Hotel & Resort REITs-1.96%
Service Properties Trust
5.50%, 12/15/2027	189,000	159,755
4.38%, 02/15/2030	41,000	28,325

		188,080

Hotels, Resorts & Cruise Lines-2.73%
Carnival Corp., 6.00%, 05/01/2029(b)	29,000	24,523
IRB Holding Corp., 7.00%, 06/15/2025(b)	97,000	96,364
Royal Caribbean Cruises Ltd., 8.25%, 01/15/2029(b)	138,000	141,603

		262,490

	Principal Amount	Value

Household Products-0.49%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	$ 59,000	$ 46,920

Independent Power Producers & Energy Traders-0.48%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	52,000	46,469

Industrial Conglomerates-0.56%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	70,000	53,982

Industrial Machinery & Supplies & Components-1.22%
EnPro Industries, Inc., 5.75%, 10/15/2026(c)	75,000	71,142
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	55,000	46,709

		117,851

Integrated Telecommunication Services-4.46%
Altice France S.A. (France), 8.13%, 02/01/2027(b)	200,000	168,820
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	200,000	187,070
Level 3 Financing, Inc.
3.75%, 07/15/2029(b)	84,000	42,807
10.50%, 05/15/2030(b)	30,000	30,050

		428,747

Interactive Media & Services-1.07%
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	115,000	103,382

Investment Banking & Brokerage-2.56%
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)(e)	51,000	48,682
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031(b)	200,000	197,650

		246,332

IT Consulting & Other Services-0.49%
Gartner, Inc., 3.75%, 10/01/2030(b)	57,000	47,264

Leisure Facilities-3.39%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	151,000	161,130
NCL Corp. Ltd., 5.88%, 02/15/2027(b)	102,000	93,990
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	52,000	46,141
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	28,000	25,183

		326,444

Metal, Glass & Plastic Containers-0.50%
Ball Corp., 6.00%, 06/15/2029	50,000	48,004

Mortgage REITs-0.50%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	60,000	48,331

Oil & Gas Drilling-1.62%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	79,000	71,970
Transocean, Inc., 8.75%, 02/15/2030(b)	42,750	42,660
Valaris Ltd., 8.38%, 04/30/2030(b)	42,000	41,250

		155,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco High Yield Select ETF (HIYS)–(continued)

October 31, 2023

	Principal Amount	Value

Oil & Gas Equipment & Services-0.92%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	$ 44,000	$ 40,084
Oceaneering International, Inc., 6.00%, 02/01/2028(b)	53,000	48,686

		88,770

Oil & Gas Exploration & Production-6.41%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	157,000	156,085
Hilcorp Energy I L.P./Hilcorp Finance Co.
6.00%, 04/15/2030(b)	14,000	12,445
6.00%, 02/01/2031(b)	64,000	56,302
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	50,000	49,478
Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(b)	51,000	50,358
SM Energy Co., 6.63%, 01/15/2027(c)	51,000	49,609
Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	130,000	120,053
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	51,000	51,257
Vital Energy, Inc.
10.13%, 01/15/2028	60,000	60,212
9.75%, 10/15/2030	11,000	10,791

		616,590

Oil & Gas Refining & Marketing-0.50%
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	50,000	48,304

Oil & Gas Storage & Transportation-3.27%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 7.38%, 02/01/2031(b)	20,000	20,180
Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 02/01/2028	103,000	97,076
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	54,000	48,418
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp., 9.00%, 10/15/2026(b)(f)	51,000	49,010
Venture Global LNG, Inc.
8.13%, 06/01/2028(b)	49,000	47,608
9.50%, 02/01/2029(b)	51,000	51,845

		314,137

Passenger Airlines-0.50%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	49,167	47,861

Pharmaceuticals-0.51%
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	99,000	49,495

Real Estate Development-0.47%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)	48,000	45,554

Research & Consulting Services-0.50%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)(c)	56,000	48,238

	Principal Amount	Value

Restaurants-2.02%
1011778 BC ULC/New Red Finance, Inc. (Canada), 3.50%, 02/15/2029(b)	$114,000	$ 97,597
Yum! Brands, Inc., 5.38%, 04/01/2032	107,000	96,300

		193,897

Retail REITs-0.97%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	100,000	93,632

Specialized Consumer Services-1.00%
Carriage Services, Inc., 4.25%, 05/15/2029(b) .	117,000	95,820

Systems Software-2.80%
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	83,000	74,077
Camelot Finance S.A., 4.50%, 11/01/2026(b)	159,000	147,157
CrowdStrike Holdings, Inc., 3.00%, 02/15/2029(c)	57,000	47,700

		268,934

Telecom Tower REITs-1.13%
SBA Communications Corp.
3.88%, 02/15/2027	16,000	14,585
3.13%, 02/01/2029	114,000	94,370

		108,955

Trading Companies & Distributors-1.54%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	163,000	148,412

Wireless Telecommunication Services-0.98%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(d)	124,000	93,968

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,850,169)		8,540,971

Non-U.S. Dollar Denominated Bonds & Notes-5.63%(g)
Application Software-1.09%
Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR100,000	104,655

Automobile Manufacturers-1.52%
Ford Motor Credit Co. LLC, 4.87%, 08/03/2027	EUR139,000	146,734

Casinos & Gaming-1.02%
Allwyn International A.S. (Czech Republic), 3.88%, 02/15/2027(b)	EUR100,000	97,793

Metal, Glass & Plastic Containers-1.09%
OI European Group B.V., 6.25%, 05/15/2028(b)	EUR100,000	104,782

Wireless Telecommunication Services-0.91%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR100,000	87,795

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $558,100)		541,759

Asset-Backed Securities-1.04%
Hertz Vehicle Financing III LLC, Series 2023-3A, Class C, 7.26%, 02/25/2028(b) (Cost $99,996)	$100,000	99,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco High Yield Select ETF (HIYS)–(continued)

October 31, 2023

	Shares	Value
Preferred Stocks-0.50%
Diversified Banks-0.50%
Bank of America Corp., Series Z, Pfd., 6.50%(c)(d) (Cost $47,833)	48,000	$ 47,490

Money Market Funds-1.48%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(h)(i) (Cost $142,401)	142,401	142,401

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.45% (Cost $9,698,499)		9,372,284

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.14%
Invesco Private Government Fund, 5.32%(h)(i)(j)	199,263	$ 199,263
Invesco Private Prime Fund, 5.53%(h)(i)(j)	391,351	391,390

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $590,647)		590,653

TOTAL INVESTMENTS IN SECURITIES-103.59% (Cost $10,289,146)		9,962,937
OTHER ASSETS LESS LIABILITIES-(3.59)%		(344,911)

NET ASSETS-100.00%		$ 9,618,026

Investment Abbreviations:

EUR	-Euro
Pfd.	-Preferred
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $7,326,014, which represented 76.17% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$4,897,945	$(4,755,544)	$-	$-	$142,401	$7,300

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	1,727,057	(1,527,794)	-	-	199,263	2,231	*

Invesco Private Prime Fund	-	2,102,458	(1,711,060)	6	(14)	391,390	5,730	*

Total	$-	$8,727,460	$(7,994,398)	$6	$(14)	$733,054	$15,261

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco High Yield Select ETF (HIYS)–(continued)

October 31, 2023

Open Forward Foreign Currency Contracts
		Contract to				Unrealized
Settlement Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
11/17/2023	Bank of America, N.A.	EUR	80,000	USD	87,972	$3,351
11/17/2023	Canadian Imperial Bank of Commerce	GBP	63,000	USD	80,308	3,853
11/17/2023	Morgan Stanley Capital Services LLC	EUR	10,000	USD	10,784	206
11/17/2023	Morgan Stanley Capital Services LLC	USD	68,588	EUR	65,000	166
11/17/2023	RBC Capital Markets, LLC	USD	83,605	GBP	69,000	132
11/17/2023	State Street Bank & Trust	EUR	481,000	USD	529,613	20,828

Total Forward Foreign Currency Contracts						$28,536

Abbreviations:
EUR -Euro
GBP -British Pound Sterling
USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Downside Hedged ETF (PHDG)

October 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-85.37%
Communication Services-7.44%
Alphabet, Inc., Class A(b)	19,197	$ 2,381,964
Alphabet, Inc., Class C(b)	16,330	2,046,149
AT&T, Inc.	23,132	356,234
Charter Communications, Inc., Class A(b)(c)	329	132,521
Comcast Corp., Class A	13,317	549,859
Electronic Arts, Inc.	798	98,784
Fox Corp., Class A(c)	821	24,950
Fox Corp., Class B	427	11,918
Interpublic Group of Cos., Inc. (The)	1,246	35,386
Live Nation Entertainment, Inc.(b)	459	36,729
Match Group, Inc.(b)	900	31,140
Meta Platforms, Inc., Class A(b)	7,192	2,166,734
Netflix, Inc.(b)	1,434	590,364
News Corp., Class A(c)	1,233	25,498
News Corp., Class B(c)	374	8,019
Omnicom Group, Inc.	639	47,868
Paramount Global, Class B(c)	1,560	16,973
Take-Two Interactive Software, Inc.(b)	511	68,346
T-Mobile US, Inc.(b)	1,675	240,966
Verizon Communications, Inc.	13,603	477,873
Walt Disney Co. (The)(b)	5,921	483,094
Warner Bros Discovery, Inc.(b)	7,177	71,339

		9,902,708

Consumer Discretionary-9.01%
Airbnb, Inc., Class A(b)	1,380	163,240
Amazon.com, Inc.(b)	29,379	3,910,051
Aptiv PLC(b)	915	79,788
AutoZone, Inc.(b)	59	146,151
Bath & Body Works, Inc.	741	21,971
Best Buy Co., Inc.(c)	628	41,963
Booking Holdings, Inc.(b)	115	320,799
BorgWarner, Inc.	761	28,081
Caesars Entertainment, Inc.(b)	697	27,803
CarMax, Inc.(b)(c)	512	31,278
Carnival Corp.(b)	3,259	37,348
Chipotle Mexican Grill, Inc.(b)	89	172,856
D.R. Horton, Inc.	985	102,834
Darden Restaurants, Inc.(c)	391	56,902
Domino’s Pizza, Inc.	114	38,645
eBay, Inc.	1,722	67,554
Etsy, Inc.(b)(c)	398	24,795
Expedia Group, Inc.(b)	446	42,499
Ford Motor Co.	12,721	124,030
Garmin Ltd.	496	50,855
General Motors Co.	4,452	125,546
Genuine Parts Co.	454	58,503
Hasbro, Inc.	422	19,053
Hilton Worldwide Holdings, Inc.	846	128,194
Home Depot, Inc. (The)	3,253	926,097
Las Vegas Sands Corp.	1,064	50,498
Lennar Corp., Class A	817	87,158
LKQ Corp.	866	38,035
Lowe’s Cos., Inc.	1,896	361,321
lululemon athletica, inc.(b)	374	147,162
Marriott International, Inc., Class A	811	152,922
McDonald’s Corp.	2,358	618,197

	Shares	Value
Consumer Discretionary-(continued)
MGM Resorts International	908	$ 31,707
Mohawk Industries, Inc.(b)	171	13,745
NIKE, Inc., Class B	3,964	407,380
Norwegian Cruise Line Holdings Ltd.(b)(c)	1,377	18,727
NVR, Inc.(b)	11	59,539
O’Reilly Automotive, Inc., Class R(b)	195	181,436
Pool Corp.	126	39,787
PulteGroup, Inc.	710	52,249
Ralph Lauren Corp.(c)	131	14,741
Ross Stores, Inc.	1,102	127,799
Royal Caribbean Cruises Ltd.(b)	763	64,649
Starbucks Corp	3,706	341,842
Tapestry, Inc.	750	20,670
Tesla, Inc.(b)	8,935	1,794,505
TJX Cos., Inc. (The)	3,719	327,532
Tractor Supply Co.(c)	352	67,781
Ulta Beauty, Inc.(b)	161	61,391
VF Corp.(c)	1,070	15,761
Whirlpool Corp.	177	18,507
Wynn Resorts Ltd.	313	27,475
Yum! Brands, Inc.	907	109,620

		11,998,972

Consumer Staples-5.66%
Altria Group, Inc.	5,742	230,656
Archer-Daniels-Midland Co.	1,735	124,174
Brown-Forman Corp., Class B	592	33,247
Bunge Ltd.	487	51,612
Campbell Soup Co.	637	25,741
Church & Dwight Co., Inc.	796	72,388
Clorox Co. (The)	401	47,198
Coca-Cola Co. (The)	12,593	711,379
Colgate-Palmolive Co.	2,675	200,946
Conagra Brands, Inc.	1,546	42,299
Constellation Brands, Inc., Class A	522	122,226
Costco Wholesale Corp.	1,434	792,199
Dollar General Corp.	710	84,518
Dollar Tree, Inc.(b)	677	75,208
Estee Lauder Cos., Inc. (The), Class A(c)	750	96,653
General Mills, Inc.	1,893	123,499
Hershey Co. (The)	485	90,865
Hormel Foods Corp.(c)	937	30,499
JM Smucker Co. (The)	330	37,567
Kellanova(c)	853	43,051
Kenvue, Inc.	5,576	103,714
Keurig Dr Pepper, Inc.	3,255	98,724
Kimberly-Clark Corp.	1,094	130,886
Kraft Heinz Co. (The)	2,583	81,261
Kroger Co. (The)	2,137	96,956
Lamb Weston Holdings, Inc.	472	42,386
McCormick & Co., Inc.	812	51,887
Molson Coors Beverage Co., Class B	601	34,720
Mondelez International, Inc., Class A	4,402	291,456
Monster Beverage Corp.(b)	2,406	122,947
PepsiCo, Inc.	4,454	727,249
Philip Morris International, Inc.	5,023	447,851
Procter & Gamble Co. (The)	7,627	1,144,279
Sysco Corp.	1,634	108,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2023

	Shares	Value
Consumer Staples-(continued)
Target Corp.	1,493	$ 165,409
Tyson Foods, Inc., Class A	924	42,827
Walgreens Boots Alliance, Inc.	2,318	48,863
Walmart, Inc.	4,618	754,627

		7,530,612

Energy-3.87%
APA Corp.	994	39,482
Baker Hughes Co., Class A	3,267	112,450
Chevron Corp.	5,741	836,636
ConocoPhillips	3,875	460,350
Coterra Energy, Inc.	2,451	67,402
Devon Energy Corp.	2,073	96,540
Diamondback Energy, Inc.	579	92,825
EOG Resources, Inc.	1,884	237,855
EQT Corp.	1,170	49,585
Exxon Mobil Corp.	12,953	1,371,075
Halliburton Co.	2,907	114,361
Hess Corp.	894	129,094
Kinder Morgan, Inc.	6,272	101,606
Marathon Oil Corp.	1,960	53,528
Marathon Petroleum Corp.	1,294	195,717
Occidental Petroleum Corp.	2,147	132,706
ONEOK, Inc.	1,885	122,902
Phillips 66	1,441	164,375
Pioneer Natural Resources Co.	754	180,206
Schlumberger N.V	4,598	255,925
Targa Resources Corp.	724	60,534
Valero Energy Corp.	1,143	145,161
Williams Cos., Inc. (The)(c)	3,936	135,398

		5,155,713

Financials-10.89%
Aflac, Inc.(c)	1,749	136,614
Allstate Corp. (The)	846	108,398
American Express Co.	1,883	274,975
American International Group, Inc.	2,303	141,197
Ameriprise Financial, Inc.	332	104,437
Aon PLC, Class A	656	202,966
Arch Capital Group Ltd.(b)	1,207	104,623
Arthur J. Gallagher & Co.	697	164,137
Assurant, Inc.	172	25,611
Bank of America Corp.	22,369	589,199
Bank of New York Mellon Corp. (The)	2,520	107,100
Berkshire Hathaway, Inc., Class B(b)	5,901	2,014,188
BlackRock, Inc.	454	277,975
Blackstone, Inc., Class A	2,297	212,128
Brown & Brown, Inc.	762	52,898
Capital One Financial Corp.(c)	1,234	124,992
Cboe Global Markets, Inc.	341	55,886
Charles Schwab Corp. (The)	4,811	250,364
Chubb Ltd.	1,329	285,230
Cincinnati Financial Corp.	508	50,632
Citigroup, Inc.	6,231	246,062
Citizens Financial Group, Inc.	1,528	35,801
CME Group, Inc., Class A	1,164	248,467
Comerica, Inc.	426	16,784
Discover Financial Services	809	66,403
Everest Group Ltd.	140	55,387
FactSet Research Systems, Inc.	123	53,122
Fidelity National Information Services, Inc.	1,917	94,144

	Shares	Value
Financials-(continued)
Fifth Third Bancorp	2,203	$ 52,233
Fiserv, Inc.(b)	1,973	224,429
FleetCor Technologies, Inc.(b)	239	53,816
Franklin Resources, Inc.(c)	920	20,967
Global Payments, Inc.	841	89,331
Globe Life, Inc.	281	32,697
Goldman Sachs Group, Inc. (The)	1,067	323,952
Hartford Financial Services Group, Inc. (The)	990	72,716
Huntington Bancshares, Inc.	4,685	45,210
Intercontinental Exchange, Inc.	1,852	198,979
Invesco Ltd.(d)	1,452	18,832
Jack Henry & Associates, Inc.	236	33,274
JPMorgan Chase & Co.	9,403	1,307,581
KeyCorp.	3,028	30,946
Loews Corp.	598	38,278
M&T Bank Corp.	537	60,547
MarketAxess Holdings, Inc.	122	26,078
Marsh & McLennan Cos., Inc.	1,598	303,061
Mastercard, Inc., Class A	2,692	1,013,134
MetLife, Inc.	2,044	122,660
Moody’s Corp.	511	157,388
Morgan Stanley	4,128	292,345
MSCI, Inc.	256	120,717
Nasdaq, Inc.	1,097	54,411
Northern Trust Corp.	670	44,160
PayPal Holdings, Inc.(b)	3,553	184,045
PNC Financial Services Group, Inc. (The)	1,289	147,552
Principal Financial Group, Inc.(c)	720	48,730
Progressive Corp. (The)	1,894	299,422
Prudential Financial, Inc.	1,175	107,442
Raymond James Financial, Inc.	608	58,028
Regions Financial Corp.(c)	3,036	44,113
S&P Global, Inc.	1,053	367,823
State Street Corp.	1,031	66,634
Synchrony Financial	1,353	37,952
T. Rowe Price Group, Inc.(c)	726	65,703
Travelers Cos., Inc. (The)	741	124,073
Truist Financial Corp.	4,310	122,232
U.S. Bancorp	5,038	160,611
Visa, Inc., Class A	5,199	1,222,285
W.R. Berkley Corp.	658	44,362
Wells Fargo & Co.	11,839	470,837
Willis Towers Watson PLC	339	79,967
Zions Bancorporation N.A.(c)	479	14,777

		14,504,050

Health Care-11.22%
Abbott Laboratories	5,615	530,898
AbbVie, Inc.	5,711	806,279
Agilent Technologies, Inc.	956	98,822
Align Technology, Inc.(b)	230	42,456
Amgen, Inc.	1,731	442,617
Baxter International, Inc.(c)	1,639	53,153
Becton, Dickinson and Co.	939	237,360
Biogen, Inc.(b)	469	111,406
Bio-Rad Laboratories, Inc., Class A(b)	68	18,719
Bio-Techne Corp	509	27,807
Boston Scientific Corp.(b)	4,738	242,538
Bristol-Myers Squibb Co.	6,760	348,343
Cardinal Health, Inc.	824	74,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2023

	Shares	Value
Health Care-(continued)
Catalent, Inc.(b)(c)	583	$ 20,049
Cencora, Inc.	539	99,796
Centene Corp.(b)(c)	1,752	120,853
Charles River Laboratories International, Inc.(b)	166	27,948
Cigna Group (The)	958	296,214
Cooper Cos., Inc. (The)	160	49,880
CVS Health Corp.	4,156	286,806
Danaher Corp.	2,126	408,234
DaVita, Inc.(b)	174	13,438
DENTSPLY SIRONA, Inc.	685	20,831
DexCom, Inc.(b)	1,255	111,482
Edwards Lifesciences Corp.(b)(c)	1,967	125,337
Elevance Health, Inc.	762	342,969
Eli Lilly and Co.	2,580	1,429,139
GE HealthCare Technologies, Inc.	1,266	84,278
Gilead Sciences, Inc.(c)	4,032	316,673
HCA Healthcare, Inc.	651	147,217
Henry Schein, Inc.(b)	423	27,486
Hologic, Inc.(b)	793	52,473
Humana, Inc.	401	210,000
IDEXX Laboratories, Inc.(b)	269	107,457
Illumina, Inc.(b)	512	56,023
Incyte Corp.(b)	602	32,466
Insulet Corp.(b)(c)	226	29,961
Intuitive Surgical, Inc.(b)	1,137	298,144
IQVIA Holdings, Inc.(b)	593	107,232
Johnson & Johnson	7,792	1,155,865
Laboratory Corp. of America Holdings	287	57,322
McKesson Corp.	436	198,537
Medtronic PLC	4,307	303,902
Merck & Co., Inc.	8,211	843,270
Mettler-Toledo International, Inc.(b)(c)	71	69,949
Moderna, Inc.(b)(c)	1,071	81,353
Molina Healthcare, Inc.(b)	189	62,928
Pfizer, Inc.	18,268	558,270
Quest Diagnostics, Inc.	363	47,226
Regeneron Pharmaceuticals, Inc.(b)	345	269,062
ResMed, Inc.	475	67,079
Revvity, Inc.	402	33,306
STERIS PLC	319	66,984
Stryker Corp.	1,094	295,621
Teleflex, Inc.	152	28,082
Thermo Fisher Scientific, Inc.	1,249	555,518
UnitedHealth Group, Inc.	2,997	1,605,073
Universal Health Services, Inc., Class B	201	25,304
Vertex Pharmaceuticals, Inc.(b)	835	302,362
Viatris, Inc.	3,881	34,541
Waters Corp.(b)(c)	191	45,559
West Pharmaceutical Services, Inc.	239	76,071
Zimmer Biomet Holdings, Inc.	676	70,581
Zoetis, Inc.	1,489	233,773

		14,945,306

Industrials-7.11%
3M Co.	1,786	162,437
A.O. Smith Corp.	403	28,113
Alaska Air Group, Inc.(b)	412	13,032
Allegion PLC	284	27,934
American Airlines Group, Inc.(b)(c)	2,114	23,571

	Shares	Value
Industrials-(continued)
AMETEK, Inc.	747	$ 105,155
Automatic Data Processing, Inc.	1,333	290,887
Axon Enterprise, Inc.(b)	227	46,419
Boeing Co. (The)(b)	1,835	342,815
Broadridge Financial Solutions, Inc.	382	65,184
C.H. Robinson Worldwide, Inc.	377	30,850
Carrier Global Corp.	2,710	129,159
Caterpillar, Inc.	1,651	373,209
Ceridian HCM Holding, Inc.(b)(c)	504	32,261
Cintas Corp.	280	141,994
Copart, Inc.(b)	2,812	122,378
CSX Corp.(c)	6,492	193,786
Cummins, Inc.	458	99,065
Deere & Co.	882	322,247
Delta Air Lines, Inc.	2,082	65,062
Dover Corp.(c)	453	58,867
Eaton Corp. PLC	1,291	268,412
Emerson Electric Co.	1,849	164,506
Equifax, Inc.	397	67,319
Expeditors International of Washington, Inc.	479	52,331
Fastenal Co.	1,849	107,871
FedEx Corp.	749	179,835
Fortive Corp.(c)	1,139	74,354
Generac Holdings, Inc.(b)(c)	201	16,898
General Dynamics Corp.	733	176,880
General Electric Co.	3,522	382,595
Honeywell International, Inc.	2,148	393,642
Howmet Aerospace, Inc.	1,267	55,875
Hubbell, Inc.	174	46,997
Huntington Ingalls Industries, Inc.	129	28,357
IDEX Corp.	245	46,895
Illinois Tool Works, Inc.(c)	890	199,467
Ingersoll Rand, Inc.	1,309	79,430
J.B. Hunt Transport Services, Inc.	264	45,374
Jacobs Solutions, Inc.(c)	407	54,253
Johnson Controls International PLC	2,201	107,893
L3Harris Technologies, Inc.	612	109,799
Leidos Holdings, Inc.	444	44,009
Lockheed Martin Corp.	725	329,614
Masco Corp.	728	37,922
Nordson Corp.	175	37,203
Norfolk Southern Corp.	735	140,231
Northrop Grumman Corp.	460	216,858
Old Dominion Freight Line, Inc.	290	109,231
Otis Worldwide Corp.	1,332	102,844
PACCAR, Inc.	1,692	139,641
Parker-Hannifin Corp.	415	153,098
Paychex, Inc.	1,038	115,270
Paycom Software, Inc.	159	38,950
Pentair PLC	534	31,036
Quanta Services, Inc.	470	78,546
Republic Services, Inc.(c)	665	98,746
Robert Half, Inc.	346	25,870
Rockwell Automation, Inc.	372	97,765
Rollins, Inc.	909	34,187
RTX Corp.	4,710	383,347
Snap-on, Inc.	171	44,108
Southwest Airlines Co.(c)	1,927	42,837
Stanley Black & Decker, Inc.	496	42,185
Textron, Inc.	641	48,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2023

	Shares	Value
Industrials-(continued)
Trane Technologies PLC	739	$ 140,639
TransDigm Group, Inc.(b)	179	148,228
Union Pacific Corp.	1,972	409,407
United Airlines Holdings, Inc.(b)	1,061	37,146
United Parcel Service, Inc., Class B	2,340	330,525
United Rentals, Inc.	221	89,786
Veralto Corp.(b)	709	48,921
Verisk Analytics, Inc.	469	106,632
W.W. Grainger, Inc.	144	105,095
Wabtec Corp.	580	61,492
Waste Management, Inc.	1,193	196,046
Xylem, Inc.	779	72,868

		9,472,407

Information Technology-23.95%
Accenture PLC, Class A	2,041	606,361
Adobe, Inc.(b)	1,475	784,788
Advanced Micro Devices, Inc.(b)	5,228	514,958
Akamai Technologies, Inc.(b)	492	50,838
Amphenol Corp., Class A	1,930	155,462
Analog Devices, Inc.	1,622	255,189
ANSYS, Inc.(b)	281	78,191
Apple, Inc.	47,552	8,120,455
Applied Materials, Inc.	2,717	359,595
Arista Networks, Inc.(b)	811	162,500
Autodesk, Inc.(b)	692	136,760
Broadcom, Inc.	1,335	1,123,229
Cadence Design Systems, Inc.(b)	879	210,828
CDW Corp.	434	86,974
Cisco Systems, Inc.	13,186	687,386
Cognizant Technology Solutions Corp., Class A	1,634	105,344
Corning, Inc.	2,484	66,472
Enphase Energy, Inc.(b)(c)	441	35,095
EPAM Systems, Inc.(b)	188	40,903
F5, Inc.(b)	192	29,105
Fair Isaac Corp.(b)	80	67,670
First Solar, Inc.(b)	346	49,288
Fortinet, Inc.(b)	2,109	120,572
Gartner, Inc.(b)	255	84,670
Gen Digital, Inc.(c)	1,821	30,338
Hewlett Packard Enterprise Co.	4,179	64,273
HP, Inc.	2,807	73,908
Intel Corp.	13,551	494,612
International Business Machines Corp.(c)	2,948	426,399
Intuit, Inc.	906	448,425
Juniper Networks, Inc.	1,040	27,997
Keysight Technologies, Inc.(b)	577	70,423
KLA Corp.	442	207,607
Lam Research Corp.	431	253,523
Microchip Technology, Inc.	1,761	125,542
Micron Technology, Inc.	3,544	236,987
Microsoft Corp.	24,040	8,128,164
Monolithic Power Systems, Inc.	155	68,470
Motorola Solutions, Inc.	540	150,368
NetApp, Inc.	682	49,636
NVIDIA Corp.	7,992	3,259,138
NXP Semiconductors N.V. (China)	834	143,807
ON Semiconductor Corp.(b)	1,396	87,445
Oracle Corp.	5,094	526,720

	Shares	Value
Information Technology-(continued)
Palo Alto Networks, Inc.(b)	990	$ 240,590
PTC, Inc.(b)	385	54,062
Qorvo, Inc.(b)	317	27,712
QUALCOMM, Inc.	3,611	393,563
Roper Technologies, Inc.	345	168,557
Salesforce, Inc.(b)	3,152	633,016
Seagate Technology Holdings PLC	624	42,588
ServiceNow, Inc.(b)	660	384,021
Skyworks Solutions, Inc.	516	44,758
SolarEdge Technologies, Inc.(b)(c)	183	13,899
Synopsys, Inc.(b)	492	230,964
TE Connectivity Ltd.	1,016	119,736
Teledyne Technologies, Inc.(b)	152	56,938
Teradyne, Inc.(c)	498	41,468
Texas Instruments, Inc.	2,938	417,225
Trimble, Inc.(b)	803	37,845
Tyler Technologies, Inc.(b)	136	50,714
VeriSign, Inc.(b)	290	57,901
Western Digital Corp.(b)	1,035	41,555
Zebra Technologies Corp., Class A(b)	166	34,765

		31,898,292

Materials-2.07%
Air Products and Chemicals, Inc.	719	203,074
Albemarle Corp.(c)	380	48,176
Amcor PLC	4,761	42,325
Avery Dennison Corp.	261	45,432
Ball Corp.	1,019	49,065
Celanese Corp.(c)	324	37,101
CF Industries Holdings, Inc.	624	49,783
Corteva, Inc.	2,297	110,578
Dow, Inc.	2,275	109,973
DuPont de Nemours, Inc.	1,485	108,227
Eastman Chemical Co.	384	28,696
Ecolab, Inc.	821	137,714
FMC Corp.	404	21,493
Freeport-McMoRan, Inc.	4,639	156,705
International Flavors & Fragrances, Inc.(c)	826	56,457
International Paper Co.	1,120	37,778
Linde PLC	1,579	603,431
LyondellBasell Industries N.V., Class A	829	74,809
Martin Marietta Materials, Inc.	200	81,788
Mosaic Co. (The)	1,075	34,916
Newmont Corp.(c)	2,571	96,335
Nucor Corp.	805	118,971
Packaging Corp. of America	291	44,538
PPG Industries, Inc.	762	93,551
Sealed Air Corp.	467	14,379
Sherwin-Williams Co. (The)	765	182,231
Steel Dynamics, Inc.	504	53,681
Vulcan Materials Co.	430	84,491
WestRock Co.	829	29,786

		2,755,484

Real Estate-2.01%
Alexandria Real Estate Equities, Inc.	504	46,938
American Tower Corp.(c)	1,508	268,711
AvalonBay Communities, Inc.(c)	460	76,240
Boston Properties, Inc.(c)	467	25,017
Camden Property Trust(c)	345	29,284
CBRE Group, Inc., Class A(b)	1,003	69,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2023

	Shares	Value
Real Estate-(continued)
CoStar Group, Inc.(b)	1,321	$96,975
Crown Castle, Inc.	1,403	130,451
Digital Realty Trust, Inc.(c)	979	121,748
Equinix, Inc.	303	221,081
Equity Residential(c)	1,116	61,748
Essex Property Trust, Inc.	208	44,495
Extra Space Storage, Inc.(c)	684	70,856
Federal Realty Investment Trust	237	21,612
Healthpeak Properties, Inc.	1,770	27,523
Host Hotels & Resorts, Inc.	2,303	35,650
Invitation Homes, Inc.	1,861	55,253
Iron Mountain, Inc.	944	55,762
Kimco Realty Corp.	2,006	35,988
Mid-America Apartment Communities, Inc.	378	44,661
Prologis, Inc.	2,989	301,142
Public Storage	512	122,220
Realty Income Corp.	2,293	108,642
Regency Centers Corp.(c)	532	32,058
SBA Communications Corp., Class A	351	73,229
Simon Property Group, Inc.(c)	1,059	116,373
UDR, Inc.	981	31,206
Ventas, Inc.	1,302	55,283
VICI Properties, Inc.	3,279	91,484
Welltower, Inc.(c)	1,678	140,298
Weyerhaeuser Co.	2,364	67,823

		2,679,299

Utilities-2.14%
AES Corp. (The)	2,167	32,288
Alliant Energy Corp.	818	39,910
Ameren Corp.	850	64,353
American Electric Power Co., Inc.	1,667	125,925
American Water Works Co., Inc.	630	74,119
Atmos Energy Corp.(c)	480	51,677
CenterPoint Energy, Inc.	2,042	54,889
CMS Energy Corp.	944	51,297
Consolidated Edison, Inc.	1,116	97,974
Constellation Energy Corp.	1,041	117,550
Dominion Energy, Inc.(c)	2,708	109,187
DTE Energy Co.	667	64,285
Duke Energy Corp.	2,494	221,692
Edison International	1,240	78,194
Entergy Corp.	684	65,384
Evergy, Inc.	743	36,511

	Shares	Value
Utilities-(continued)
Eversource Energy	1,130	$60,783
Exelon Corp.	3,220	125,387
FirstEnergy Corp.	1,670	59,452
NextEra Energy, Inc.	6,548	381,748
NiSource, Inc.	1,337	33,639
NRG Energy, Inc.	741	31,404
PG&E Corp.(b)	6,767	110,302
Pinnacle West Capital Corp.	367	27,224
PPL Corp.	2,385	58,599
Public Service Enterprise Group, Inc.	1,615	99,565
Sempra(c)	2,036	142,581
Southern Co. (The)	3,529	237,502
WEC Energy Group, Inc.	1,021	83,099
Xcel Energy, Inc.	1,785	105,797

		2,842,317

Total Common Stocks & Other Equity Interests (Cost $112,158,411)		113,685,160

Money Market Funds-7.61%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 5.26%(d)(e) (Cost $10,129,502)	10,129,502	10,129,502

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-92.98% (Cost $122,287,913)		123,814,662

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.21%
Invesco Private Government Fund, 5.32%(d)(e)(f)	1,195,929	1,195,929
Invesco Private Prime Fund, 5.53%(d)(e)(f)	3,074,937	3,075,244

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,271,174)		4,271,173

TOTAL INVESTMENTS IN SECURITIES-96.19% (Cost $126,559,087)		128,085,835
OTHER ASSETS LESS LIABILITIES-3.81%		5,077,549

NET ASSETS-100.00%.		$133,163,384

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	October 31, 2022	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2023	Income
Invesco Ltd.	$ 40,950	$ 466,346	$ (471,122)	$1,954	$(19,296)	$ 18,832	$ 857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$56,456,197	$420,817,493	$(477,273,690)	$-	$-	$-	$384,369

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,700,622,029	(1,690,492,527)	-	-	10,129,502	1,157,500

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,372,606	53,619,949	(53,796,626)	-	-	1,195,929	76,026	*

Invesco Private Prime Fund	3,328,929	115,532,241	(115,786,667)	(196)	937	3,075,244	199,772	*

Total	$61,198,682	$2,291,058,058	$(2,337,820,632)	$1,758	$(18,359)	$14,419,507	$1,818,524

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
CBOE Volatility Index	215	November-2023	$3,897,262	$(520,971)	$(520,971)
CBOE Volatility Index	506	December-2023	9,411,904	(809,524)	(809,524)
E-Mini S&P 500 Index	29	December-2023	6,107,762	78,415	78,415

Total Futures Contracts				$(1,252,080)	$(1,252,080)

(a)	Futures contracts collateralized by $12,010,116 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Short Duration Bond ETF (ISDB)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-88.82%
Aerospace & Defense-0.64%
L3Harris Technologies, Inc., 5.40%, 01/15/2027	$34,000	$33,405
RTX Corp., 5.00%, 02/27/2026	18,000	17,694
TransDigm, Inc., 6.75%, 08/15/2028(b)	12,000	11,667

		62,766

Agricultural & Farm Machinery-1.10%
CNH Industrial Capital LLC, 5.45%, 10/14/2025	46,000	45,666
John Deere Capital Corp., 5.30%, 09/08/2025	62,000	61,922

		107,588

Application Software-1.17%
Intuit, Inc.
5.25%, 09/15/2026(c)	51,000	50,864
5.13%, 09/15/2028(c)	65,000	63,996

		114,860

Automobile Manufacturers-5.46%
Ford Motor Credit Co. LLC, 8.30% (SOFR + 2.95%), 03/06/2026(d)	200,000	201,778
Hyundai Capital America
5.80%, 06/26/2025(b)	40,000	39,777
5.50%, 03/30/2026(b)	11,000	10,823
5.65%, 06/26/2026(b)	31,000	30,604
Mercedes-Benz Finance North America LLC (Germany)
6.29% (SOFR + 0.93%), 03/30/2025(b)(d)	100,000	100,666
5.38%, 08/01/2025(b)	150,000	149,497

		533,145

Automotive Parts & Equipment-0.61%
American Honda Finance Corp., 5.80%, 10/03/2025	59,000	59,198

Automotive Retail-0.90%
Advance Auto Parts, Inc., 5.90%, 03/09/2026	30,000	29,137
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	50,000	44,362
AutoZone, Inc., 5.05%, 07/15/2026	15,000	14,750

		88,249

Biotechnology-0.80%
Amgen, Inc., 5.25%, 03/02/2025	79,000	78,385

Cable & Satellite-0.97%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	99,000	94,512

Cargo Ground Transportation-1.36%
Penske Truck Leasing Co. L.P./PTL Finance Corp.
3.95%, 03/10/2025(b)	48,000	46,490
5.75%, 05/24/2026(b)	32,000	31,488
4.40%, 07/01/2027(b)	46,000	42,826
6.05%, 08/01/2028(b)	12,000	11,779

		132,583

Construction Machinery & Heavy Transportation Equipment-0.49%
Caterpillar Financial Services Corp., 5.15%, 08/11/2025	48,000	47,741

Construction Materials-0.39%
Vulcan Materials Co., 5.80%, 03/01/2026	38,000	37,685

	Principal Amount	Value
Consumer Finance-2.08%
Capital One Financial Corp.
3.30%, 10/30/2024	$95,000	$92,119
6.69% (SOFR + 1.35%), 05/09/2025(d)	48,000	47,729
7.15%, 10/29/2027(e)	10,000	10,004
6.31%, 06/08/2029(e)	17,000	16,283
General Motors Financial Co., Inc., 5.40%, 04/06/2026	38,000	37,199

		203,334

Distributors-0.26%
Genuine Parts Co., 6.50%, 11/01/2028	25,000	25,009

Diversified Banks-17.34%
Bank of America Corp.
5.82%, 09/15/2029(e)	29,000	28,245
Series U, 8.81% (3 mo. Term SOFR + 3.40%)(d)(f)	49,000	49,025
Bank of America N.A.
5.65%, 08/18/2025	68,000	67,820
5.53%, 08/18/2026	68,000	67,495
Bank of Montreal (Canada), 5.92%, 09/25/2025 .	67,000	66,853
Barclays PLC (United Kingdom), 7.33%, 11/02/2026(e)	200,000	202,369
Citigroup, Inc., 5.61%, 09/29/2026(e)	96,000	94,802
Discover Bank, 2.45%, 09/12/2024	100,000	96,207
Fifth Third Bancorp
2.38%, 01/28/2025	38,000	36,102
6.34%, 07/27/2029(e)	4,000	3,876
JPMorgan Chase & Co.
6.07%, 10/22/2027(e)	37,000	36,932
6.09%, 10/23/2029(e)	23,000	22,870
Series CC, 8.22% (3 mo. Term SOFR + 2.84%)(c)(d)(f)	96,000	95,922
KeyCorp, 3.88%, 05/23/2025(e)	38,000	36,380
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026	100,000	94,467
NatWest Group PLC (United Kingdom), 7.47%, 11/10/2026(e)	200,000	203,570
PNC Financial Services Group, Inc. (The)
5.67%, 10/28/2025(e)	46,000	45,544
5.81%, 06/12/2026(e)	30,000	29,611
6.62%, 10/20/2027(e)	25,000	25,069
U.S. Bancorp, 6.79%, 10/26/2027(e)	70,000	70,542
UBS AG (Switzerland), 5.80%, 09/11/2025	200,000	198,989
Wells Fargo & Co.
5.57%, 07/25/2029(e)	16,000	15,433
6.30%, 10/23/2029(e)	16,000	15,872
7.63%(e)(f)	16,000	16,061
Wells Fargo Bank N.A.
5.55%, 08/01/2025	47,000	46,847
5.45%, 08/07/2026	28,000	27,745

		1,694,648

Diversified Chemicals-2.03%
Sasol Financing USA LLC (South Africa), 5.88%, 03/27/2024	200,000	198,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Short Duration Bond ETF (ISDB)–(continued)

October 31, 2023

	Principal Amount	Value
Diversified Financial Services-3.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
6.50%, 07/15/2025	$150,000	$149,706
6.10%, 01/15/2027	150,000	147,602

		297,308

Diversified Metals & Mining-0.61%
BHP Billiton Finance (USA) Ltd. (Australia), 5.25%, 09/08/2026	60,000	59,506

Diversified REITs-0.47%
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	46,000	45,729

Diversified Support Services-0.03%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	3,000	2,944

Electric Utilities-4.03%
Duke Energy Corp., 5.00%, 12/08/2025	95,000	93,499
National Rural Utilities Cooperative Finance Corp.
5.45%, 10/30/2025	46,000	45,940
4.45%, 03/13/2026	46,000	44,846
5.60%, 11/13/2026	26,000	26,000
NextEra Energy Capital Holdings, Inc.
6.05%, 03/01/2025	55,000	54,985
5.75%, 09/01/2025	64,000	63,723
Pennsylvania Electric Co., 5.15%, 03/30/2026(b)	17,000	16,630
Wisconsin Public Service Corp., 5.35%, 11/10/2025	48,000	47,873

		393,496

Electrical Components & Equipment-0.82%
Regal Rexnord Corp., 6.05%, 02/15/2026(b)	82,000	80,677

Environmental & Facilities Services-0.88%
Veralto Corp.
5.50%, 09/18/2026(b)	66,000	65,360
5.35%, 09/18/2028(b)	21,000	20,328

		85,688

Financial Exchanges & Data-0.18%
Nasdaq, Inc., 5.65%, 06/28/2025	18,000	17,940

Health Care Services-1.04%
Cigna Group (The), 5.69%, 03/15/2026	102,000	101,644

Hotels, Resorts & Cruise Lines-0.46%
Hyatt Hotels Corp., 5.38%, 04/23/2025	46,000	45,423

Industrial Machinery & Supplies & Components-0.09%
Nordson Corp., 5.60%, 09/15/2028	9,000	8,839

Integrated Oil & Gas-1.43%
BP Capital Markets PLC (United Kingdom), 4.38%(e)(f)	48,000	45,691
Occidental Petroleum Corp., 5.50%, 12/01/2025	46,000	45,445
Petroleos Mexicanos (Mexico), 6.88%, 10/16/2025	51,000	49,002

		140,138

Integrated Telecommunication Services-0.96%
AT&T, Inc., 5.54%, 02/20/2026	95,000	94,253

	Principal Amount	Value
Investment Banking & Brokerage-0.76%
Charles Schwab Corp. (The), 5.88%, 08/24/2026(c)	$67,000	$66,559
Morgan Stanley, 5.45%, 07/20/2029(e)	8,000	7,696

		74,255

Life & Health Insurance-2.78%
Corebridge Global Funding
6.66% (SOFR + 1.30%), 09/25/2026(b)(d)	27,000	27,011
5.90%, 09/19/2028(b)	13,000	12,850
Pacific Life Global Funding II
6.41% (SOFR + 1.05%), 07/28/2026(b)(d)	39,000	38,982
5.50%, 08/28/2026(b)	44,000	43,710
Protective Life Global Funding, 5.37%, 01/06/2026(b)	150,000	148,699

		271,252

Managed Health Care-0.87%
Elevance Health, Inc., 5.35%, 10/15/2025	48,000	47,643
Humana, Inc., 5.70%, 03/13/2026	38,000	37,776

		85,419

Movies & Entertainment-1.47%
Warnermedia Holdings, Inc., 6.41%, 03/15/2026	144,000	143,733

Multi-Family Residential REITs-0.72%
Camden Property Trust, 5.85%, 11/03/2026	70,000	70,051

Office REITs-1.88%
Brandywine Operating Partnership L.P., 4.10%, 10/01/2024	100,000	96,185
Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	88,000	87,708

		183,893

Oil & Gas Equipment & Services-0.46%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	49,000	44,640

Oil & Gas Exploration & Production-1.27%
Civitas Resources, Inc., 8.38%, 07/01/2028(b)	54,000	54,400
Pioneer Natural Resources Co., 5.10%, 03/29/2026	20,000	19,784
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	50,000	50,252

		124,436

Oil & Gas Storage & Transportation-7.33%
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	5,000	4,994
Enbridge, Inc. (Canada), 5.97%, 03/08/2026	117,000	116,217
Energy Transfer L.P.
4.50%, 04/15/2024	193,000	191,527
6.05%, 12/01/2026	91,000	90,906
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	50,000	47,702
Kinder Morgan, Inc., 5.63%, 11/15/2023(b)	95,000	94,967
MPLX L.P., 4.88%, 12/01/2024	95,000	93,742
ONEOK, Inc.
5.85%, 01/15/2026	46,000	45,966
5.55%, 11/01/2026	6,000	5,930
Williams Cos., Inc. (The), 5.40%, 03/02/2026	25,000	24,722

		716,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Short Duration Bond ETF (ISDB)–(continued)

October 31, 2023

	Principal Amount	Value
Packaged Foods & Meats-0.47%
General Mills, Inc., 5.24%, 11/18/2025	$46,000	$45,522

Paper & Plastic Packaging Products & Materials-0.49%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.13%, 01/15/2026(b)	50,000	47,543

Passenger Airlines-0.68%
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	68,000	66,109

Personal Care Products-0.28%
Kenvue, Inc.
5.50%, 03/22/2025	20,000	19,973
5.35%, 03/22/2026	7,000	6,977

		26,950

Pharmaceuticals-0.47%
Zoetis, Inc., 5.40%, 11/14/2025	46,000	45,677

Regional Banks-4.18%
Morgan Stanley Bank N.A., 5.88%, 10/30/2026	250,000	249,857
Synovus Financial Corp., 5.20%, 08/11/2025	48,000	45,203
Truist Financial Corp.
5.75% (SOFR + 0.40%), 06/09/2025(d)	95,000	92,997
6.05%, 06/08/2027(e)	17,000	16,656
7.16%, 10/30/2029(e)	4,000	4,025

		408,738

Retail REITs-1.32%
Realty Income Corp.
4.60%, 02/06/2024	95,000	94,598
5.05%, 01/13/2026	35,000	34,384

		128,982

Self-Storage REITs-0.19%
Public Storage Operating Co., 5.13%, 01/15/2029(c)	19,000	18,527

Sovereign Debt-3.31%
Romanian Government International Bond (Romania), 6.63%, 02/17/2028(b)	128,000	128,367
Serbia International Bond (Serbia), 6.25%, 05/26/2028(b)	200,000	195,140

		323,507

Specialized Finance-0.45%
Blackstone Private Credit Fund, 1.75%, 09/15/2024(c)	46,000	44,006

Systems Software-1.47%
Oracle Corp., 5.80%, 11/10/2025	144,000	144,001

Technology Distributors-0.54%
Arrow Electronics, Inc., 6.13%, 03/01/2026	53,000	52,624

Technology Hardware, Storage & Peripherals-2.44%
Hewlett Packard Enterprise Co.
5.90%, 10/01/2024	144,000	143,764
6.10%, 04/01/2026	95,000	94,910

		238,674

Telecom Tower REITs-0.47%
SBA Communications Corp., 3.88%, 02/15/2027	50,000	45,577

	Principal Amount	Value
Tobacco-2.16%
Philip Morris International, Inc.
5.13%, 11/15/2024	$95,000	$94,372
4.88%, 02/13/2026	102,000	100,210
5.25%, 09/07/2028	17,000	16,552

		211,134

Trading Companies & Distributors-0.45%
Air Lease Corp., 3.38%, 07/01/2025	46,000	43,677

Transaction & Payment Processing Services-0.94%
Block, Inc., 2.75%, 06/01/2026	50,000	44,918
Fidelity National Information Services, Inc., 4.50%, 07/15/2025	48,000	46,889

		91,807

Wireless Telecommunication Services-1.33%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	75,000	74,162
T-Mobile USA, Inc.
3.50%, 04/15/2025	46,000	44,453
4.95%, 03/15/2028(c)	12,000	11,551

		130,166

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,760,852)		8,679,108

Asset-Backed Securities-6.94%
Avis Budget Rental Car Funding (AESOP) LLC
Series 2022-3A, Class A, 4.62%, 02/20/2027(b)	100,000	96,701
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	100,000	97,251
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	100,000	96,572
Eaton Vance CLO Ltd., Series 2019-1A, Class AR, 6.76% (3 mo. Term SOFR + 1.36%), 04/15/2031(b)(d)	100,000	99,580
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	25,000	23,782
OBX Trust, Series 2023-NQM1, Class A1, 6.12%, 11/25/2062(b)(g)	89,657	88,405
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	29,000	28,337
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(b)	28,000	26,436
UBS Commercial Mortgage Trust, Series 2017- C6, Class AS, 3.93%, 12/15/2050(g)	50,000	43,299
Verus Securitization Trust, Series 2021-R3, Class A1, 1.02%, 04/25/2064(b)(g)	88,216	77,405

Total Asset-Backed Securities (Cost $687,813)		677,768

U.S. Treasury Securities-2.14%
U.S. Treasury Bills-0.27%
4.79%–5.34%, 04/18/2024(h)(i)	27,000	26,326

U.S. Treasury Notes-1.87%
5.00%, 10/31/2025	51,800	51,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Short Duration Bond ETF (ISDB)–(continued)

October 31, 2023

	Principal Amount	Value
U.S. Treasury Notes-(continued)
4.63%, 10/15/2026	$121,600	$120,702
4.88%, 10/31/2028	10,000	10,022

		182,463

Total U.S. Treasury Securities (Cost $208,871)		208,789

	Shares

Preferred Stocks-0.80%
Diversified Financial Services-0.29%
Apollo Global Management, Inc., Pfd., 7.63%(e)	1,100	28,776

Investment Banking & Brokerage-0.51%
Goldman Sachs Group, Inc. (The), Series P, Pfd., 8.50% (3 mo. Term SOFR + 3.14%)(d)	50,000	49,790

Total Preferred Stocks (Cost $76,100)		78,566

	Principal Amount
Agency Credit Risk Transfer Notes-0.74%
Fannie Mae Connecticut Avenue Securities, Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)(j)	$26,709	27,077
Freddie Mac, Series 2023-DNA1, Class M1, STACR® , 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)(k)	44,819	45,167

Total Agency Credit Risk Transfer Notes (Cost $71,528)		72,244

	Shares	Value
Money Market Funds-1.91%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(l)(m) (Cost $186,143)	186,143	$186,143

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.35% (Cost $9,991,307)		9,902,618

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.59%
Invesco Private Government Fund, 5.32%(l)(m)(n)	98,240	98,240
Invesco Private Prime Fund, 5.53%(l)(m)(n)	252,690	252,715

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $350,967)		350,955

TOTAL INVESTMENTS IN SECURITIES-104.94% (Cost $10,342,274)		10,253,573
OTHER ASSETS LESS LIABILITIES-(4.94)%		(482,309)

NET ASSETS-100.00%		$9,771,264

Investment Abbreviations:

CLO	-Collateralized Loan Obligation
Pfd.	-Preferred
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Short Duration Bond ETF (ISDB)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $2,540,336, which represented 26.00% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(h)	$26,326 was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 P.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(k)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(l)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2023.

	Value October 31, 2022		Purchases at Cost		Proceeds from Sales		Change in Unrealized Appreciation (Depreciation)		Realized Gain		Value October 31, 2023		Dividend Income

Investments in Affiliated Money Market Funds:		`		`		`		`		`		`

Invesco Government & Agency Portfolio, Institutional Class	$-		$6,679,567		$(6,493,424)		$-		$-		$186,143		$6,173

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-		1,293,465		(1,195,225)		-		-		98,240		1,887	*

Invesco Private Prime Fund	-		2,313,500		(2,060,777)		(12)		4		252,715		4,829	*

Total	$-		$10,286,532		$(9,749,426)		$(12)		$4		$537,098		$12,889

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	18	December-2023	$3,643,594	$(15,505)	$(15,505)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	11	December-2023	(1,149,242)	16,812	16,812

Total Futures Contracts				$1,307	$1,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Total Return Bond ETF (GTO)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-51.75%
Aerospace & Defense-0.34%
L3Harris Technologies, Inc.
5.40%, 07/31/2033	$436,000	$407,653
5.60%, 07/31/2053(b)	856,000	757,242
Lockheed Martin Corp.
5.10%, 11/15/2027	308,000	304,583
5.90%, 11/15/2063	225,000	215,284
RTX Corp., 5.15%, 02/27/2033(b)	1,034,000	954,382
TransDigm, Inc., 6.75%, 08/15/2028(c)	876,000	851,676

		3,490,820

Agricultural & Farm Machinery-0.14%
John Deere Capital Corp., 4.70%, 06/10/2030	1,558,000	1,467,342

Air Freight & Logistics-0.13%
United Parcel Service, Inc., 5.05%, 03/03/2053(b)	1,548,000	1,330,561

Application Software-0.26%
Intuit, Inc.
5.20%, 09/15/2033	1,715,000	1,632,134
5.50%, 09/15/2053	1,104,000	1,005,183

		2,637,317

Asset Management & Custody Banks-0.41%
Ameriprise Financial, Inc., 5.15%, 05/15/2033	1,231,000	1,136,916
Bank of New York Mellon Corp. (The)
5.83%, 10/25/2033(d)	327,000	313,338
Series I, 3.75%(d)(e)	246,000	191,020
Series J, 4.97%, 04/26/2034(d)	746,000	669,722
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	771,000	651,612
Northern Trust Corp., 6.13%, 11/02/2032(b)	376,000	362,598
State Street Corp., 5.16%, 05/18/2034(b)(d)	954,000	863,150

		4,188,356

Automobile Manufacturers-1.27%
Ford Motor Credit Co. LLC
6.95%, 06/10/2026	2,034,000	2,041,343
7.35%, 11/04/2027(b)	1,305,000	1,324,148
6.80%, 05/12/2028(b)	2,608,000	2,603,077
7.35%, 03/06/2030	962,000	967,245
7.20%, 06/10/2030	1,079,000	1,079,432
Hyundai Capital America
5.88%, 04/07/2025(c)	18,000	17,939
5.65%, 06/26/2026(c)	1,188,000	1,172,841
5.60%, 03/30/2028(c)	932,000	902,980
5.80%, 04/01/2030(c)	179,000	171,013
Mercedes-Benz Finance North America LLC (Germany), 5.10%, 08/03/2028(c)	1,724,000	1,672,275
Toyota Motor Credit Corp., 5.25%, 09/11/2028(b)	976,000	961,065

		12,913,358

	Principal Amount	Value
Automotive Parts & Equipment-0.50%
ERAC USA Finance LLC
4.90%, 05/01/2033(c)	$1,217,000	$1,108,395
5.40%, 05/01/2053(c)	1,271,000	1,099,083
Nemak S.A.B. de C.V.(Mexico), 3.63%, 06/28/2031(c)	150,000	111,098
ZF North America Capital, Inc. (Germany)
6.88%, 04/14/2028(c)	1,088,000	1,055,526
7.13%, 04/14/2030(c)	1,809,000	1,757,080

		5,131,182

Automotive Retail-0.14%
Advance Auto Parts, Inc., 5.95%, 03/09/2028(b)	443,000	414,488
AutoZone, Inc., 5.20%, 08/01/2033	1,133,000	1,028,290

		1,442,778

Biotechnology-0.89%
Amgen, Inc.
5.25%, 03/02/2025	660,000	654,865
5.15%, 03/02/2028(b)	883,000	862,141
5.25%, 03/02/2030	401,000	385,107
5.25%, 03/02/2033	911,000	850,039
5.60%, 03/02/2043	793,000	707,718
5.65%, 03/02/2053	1,442,000	1,269,295
Gilead Sciences, Inc.
5.25%, 10/15/2033	2,895,000	2,743,912
5.55%, 10/15/2053	1,789,000	1,617,341

		9,090,418

Building Products-0.15%
HP Communities LLC
5.78%, 03/15/2046(c)	150,000	124,134
5.86%, 09/15/2053(c)	100,000	75,186
Lennox International, Inc., 5.50%, 09/15/2028	1,413,000	1,378,921

		1,578,241

Cable & Satellite-0.32%
CCO Holdings LLC/CCO Holdings Capital Corp.
6.38%, 09/01/2029(b)(c)	1,604,000	1,469,517
7.38%, 03/01/2031(c)	942,000	890,799
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	18,000	16,654
Comcast Corp., 5.50%, 11/15/2032(b) .	583,000	561,829
Cox Communications, Inc., 5.70%, 06/15/2033(c)	366,000	344,371

		3,283,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Cargo Ground Transportation-0.57%
Penske Truck Leasing Co. L.P./PTL Finance Corp.
5.75%, 05/24/2026(c)	$323,000	$317,831
5.70%, 02/01/2028(c)	368,000	355,711
5.55%, 05/01/2028(c)	813,000	783,255
6.05%, 08/01/2028(c)	1,237,000	1,214,258
6.20%, 06/15/2030(c)	332,000	324,063
Ryder System, Inc., 6.60%, 12/01/2033	2,796,000	2,778,255

		5,773,373

Casinos & Gaming-0.02%
MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(c)	218,000	214,502

Commercial & Residential Mortgage Finance-0.54%
Aviation Capital Group LLC
6.25%, 04/15/2028(c)	612,000	592,226
6.75%, 10/25/2028(c)	2,188,000	2,157,378
6.38%, 07/15/2030(c)	1,137,000	1,075,792
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(c)(d)	1,650,000	1,647,979

		5,473,375

Construction Machinery & Heavy Transportation Equipment-0.31%
Daimler Trucks Finance North America LLC (Germany), 3.65%, 04/07/2027(c)	766,000	711,644
SMBC Aviation Capital Finance DAC (Ireland), 5.70%, 07/25/2033(b)(c)	2,695,000	2,430,874

		3,142,518

Consumer Finance-0.77%
Capital One Financial Corp.
7.15%, 10/29/2027(d)	1,453,000	1,453,571
6.31%, 06/08/2029(d)	1,097,000	1,050,726
7.62%, 10/30/2031(d)	1,693,000	1,692,803
6.38%, 06/08/2034(d)	985,000	898,743
Discover Financial Services, 7.96%, 11/02/2034(d)	2,605,000	2,589,497
General Motors Financial Co., Inc., 5.40%, 04/06/2026	195,000	190,889

		7,876,229

Consumer Staples Merchandise Retail-0.06%
Dollar General Corp., 5.50%, 11/01/2052	283,000	226,466
Target Corp., 4.80%, 01/15/2053(b)	458,000	372,810

		599,276

Copper-0.04%
PT Freeport Indonesia (Indonesia), 5.32%, 04/14/2032(c)	444,000	396,753

Data Processing & Outsourced Services-0.39%
Concentrix Corp., 6.85%, 08/02/2033 .	4,343,000	3,925,174

Distillers & Vintners-0.02%
Constellation Brands, Inc., 4.90%, 05/01/2033(b)	225,000	203,321

	Principal Amount	Value
Distributors-0.73%
Genuine Parts Co.
6.50%, 11/01/2028	$3,590,000	$3,591,231
6.88%, 11/01/2033	3,799,000	3,790,975

		7,382,206

Diversified Banks-11.94%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(c)	280,000	259,054
Australia and New Zealand Banking Group Ltd. (Australia)
6.74%, 12/08/2032(c)	1,217,000	1,182,002
6.75%(c)(d)(e)	1,036,000	1,005,992
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 9.38%(d)(e)	2,540,000	2,455,548
Banco Santander S.A. (Spain)
6.53%, 11/07/2027(d)	2,200,000	2,204,460
6.61%, 11/07/2028	1,600,000	1,602,526
6.94%, 11/07/2033	2,600,000	2,609,807
Bank of America Corp.
6.42% (SOFR + 1.05%), 02/04/2028(b)(f)	428,000	423,416
4.95%, 07/22/2028(d)	310,000	294,715
5.20%, 04/25/2029(d)	2,670,000	2,539,346
5.82%, 09/15/2029(d)	2,933,000	2,856,666
5.02%, 07/22/2033(b)(d)	427,000	381,932
5.29%, 04/25/2034(d)	3,060,000	2,764,951
5.87%, 09/15/2034(d)	2,224,000	2,095,152
Bank of Montreal (Canada), 5.30%, 06/05/2026	800,000	787,333
Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(d)	1,259,000	1,234,758
Barclays PLC (United Kingdom)
6.69%, 09/13/2034(d)	1,701,000	1,609,575
8.00%(b)(d)(e)	1,692,000	1,500,804
BNP Paribas S.A. (France), 8.50%(c)(d)(e)	1,132,000	1,087,500
Citigroup, Inc.
3.98%, 03/20/2030(d)	33,000	29,205
6.17%, 05/25/2034(d)	1,975,000	1,836,790
3.88%(b)(d)(e)	1,432,000	1,204,191
7.38%(b)(d)(e)	3,073,000	2,938,647
7.63%(b)(d)(e)	3,135,000	3,026,664
Series P, 5.95%(d)(e)	330,000	314,160
Cooperatieve Rabobank U.A. (Netherlands), 3.65%, 04/06/2028(b)(c)(d)	652,000	594,762
Corp. Andina de Fomento (Supranational), 1.25%, 10/26/2024	2,769,000	2,638,569
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	734,000	715,486
Federation des caisses Desjardins du Quebec (Canada)
5.28%, 01/23/2026(c)(d)	446,000	439,430
4.55%, 08/23/2027(b)(c)	1,174,000	1,114,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Diversified Banks-(continued)
Fifth Third Bancorp
2.38%, 01/28/2025	$370,000	$351,523
1.71%, 11/01/2027(d)	392,000	334,223
6.34%, 07/27/2029(b)(d)	308,000	298,432
4.77%, 07/28/2030(d)	902,000	799,746
HSBC Holdings PLC (United Kingdom)
5.21%, 08/11/2028(d)	1,056,000	1,007,554
8.11%, 11/03/2033(d)	1,085,000	1,123,278
6.33%, 03/09/2044(d)	1,481,000	1,373,902
JPMorgan Chase & Co.
4.85%, 07/25/2028(d)	330,000	315,443
5.30%, 07/24/2029(d)	1,680,000	1,618,016
6.09%, 10/23/2029(b)(d)	2,298,000	2,285,015
3.70%, 05/06/2030(d)	30,000	26,331
5.72%, 09/14/2033(d)	806,000	755,049
5.35%, 06/01/2034(d)	3,080,000	2,841,798
6.25%, 10/23/2034(d)	3,542,000	3,495,637
KeyBank N.A.
3.30%, 06/01/2025	590,000	547,406
4.15%, 08/08/2025	330,000	307,007
5.85%, 11/15/2027(b)	571,000	529,009
KeyCorp
3.88%, 05/23/2025(d)	576,000	551,451
2.55%, 10/01/2029(b)	369,000	275,800
Manufacturers & Traders Trust Co.
2.90%, 02/06/2025	1,255,000	1,190,300
4.70%, 01/27/2028	1,298,000	1,176,646
Mitsubishi UFJ Financial Group, Inc. (Japan)
5.02%, 07/20/2028(b)(d)	1,079,000	1,033,838
5.24%, 04/19/2029(b)(d)	718,000	691,022
1.80%, 07/20/2033(d)	1,002,000	916,090
5.41%, 04/19/2034(b)(d)	742,000	689,933
8.20%(b)(d)(e)	2,947,000	3,000,523
Mizuho Financial Group, Inc. (Japan)
5.78%, 07/06/2029(b)(d)	970,000	947,684
5.75%, 07/06/2034(d)	1,941,000	1,805,546
Multibank, Inc. (Panama), 7.75%, 02/03/2028(c)	1,152,000	1,130,400
National Securities Clearing Corp.
5.10%, 11/21/2027(b)(c)	1,359,000	1,332,854
5.00%, 05/30/2028(c)	810,000	786,792
PNC Financial Services Group, Inc. (The)
6.62%, 10/20/2027(d)	2,413,000	2,419,626
5.58%, 06/12/2029(d)	1,835,000	1,757,556
6.04%, 10/28/2033(d)	412,000	388,158
5.07%, 01/24/2034(b)(d)	566,000	498,283
6.88%, 10/20/2034(d)	1,998,000	1,997,627
Series V, 6.20%(d)(e)	651,000	580,813
Series W, 6.25%(d)(e)	1,092,000	901,447
Royal Bank of Canada (Canada)
6.07% (SOFR + 0.71%), 01/21/2027(f)	407,000	402,435
5.00%, 02/01/2033(b)	697,000	630,473

	Principal Amount	Value
Diversified Banks-(continued)
Standard Chartered PLC (United Kingdom)
6.19%, 07/06/2027(b)(c)(d)	$923,000	$915,109
6.75%, 02/08/2028(c)(d)	2,122,000	2,121,151
7.02%, 02/08/2030(c)(d)	2,491,000	2,489,904
2.68%, 06/29/2032(c)(d)	810,000	602,586
4.30%(c)(d)(e)	1,362,000	956,493
7.75%(b)(c)(d)(e)	2,112,000	2,031,622
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.81%, 09/14/2033	2,176,000	2,061,027
6.18%, 07/13/2043(b)	517,000	484,293
Sumitomo Mitsui Trust Bank Ltd. (Japan)
5.65%, 03/09/2026(c)	755,000	749,354
5.65%, 09/14/2026(b)(c)	958,000	951,081
5.55%, 09/14/2028(c)	1,712,000	1,687,370
Synovus Bank, 5.63%, 02/15/2028	1,230,000	1,092,880
Toronto-Dominion Bank (The) (Canada),
8.13%, 10/31/2082(b)(d)	1,111,000	1,092,738
U.S. Bancorp
5.78%, 06/12/2029(d)	1,410,000	1,356,221
4.97%, 07/22/2033(d)	270,000	226,073
5.85%, 10/21/2033(d)	544,000	500,009
4.84%, 02/01/2034(b)(d)	1,187,000	1,014,649
5.84%, 06/12/2034(b)(d)	1,404,000	1,293,793
UBS AG (Switzerland), 5.65%, 09/11/2028	1,280,000	1,253,188
Wells Fargo & Co.
4.81%, 07/25/2028(d)	191,000	180,752
5.57%, 07/25/2029(d)	1,157,000	1,115,981
6.30%, 10/23/2029(d)	1,579,000	1,566,341
4.90%, 07/25/2033(d)	188,000	165,314
5.39%, 04/24/2034(d)	625,000	566,071
5.56%, 07/25/2034(d)	3,046,000	2,789,481
6.49%, 10/23/2034(d)	4,131,000	4,060,698
7.63%(b)(d)(e)	1,210,000	1,214,594

		121,400,884

Diversified Capital Markets-0.23%
Credit Suisse Group AG (Switzerland)
4.50%(c)(d)(e)(g)	332,000	36,520
5.25%(c)(d)(e)(g)	271,000	29,810
UBS Group AG (Switzerland)
5.71%, 01/12/2027(b)(c)(d)	491,000	483,099
6.30%, 09/22/2034(c)(d)	1,885,000	1,786,210

		2,335,639

Diversified Chemicals-0.60%
Braskem Netherlands Finance B.V. (Brazil), 8.50%, 01/12/2031(c)	985,000	923,388
Sasol Financing USA LLC (South Africa)
4.38%, 09/18/2026	1,557,000	1,367,364
8.75%, 05/03/2029(c)	1,625,000	1,545,245
5.50%, 03/18/2031	2,973,000	2,281,283

		6,117,280

Diversified Financial Services-0.81%
AMC East Communities LLC, 6.01%, 01/15/2053(c)	183,721	152,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Diversified Financial Services-(continued)
Corebridge Financial, Inc., 6.05%, 09/15/2033(c)	$1,569,000	$1,473,911
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(c)	2,782,000	2,643,298
Mid-Atlantic Military Family Communities LLC, 5.30%, 08/01/2050(c)	216,475	163,384
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(c)	1,730,000	1,689,263
Pacific Beacon LLC
5.38%, 07/15/2026(c)	44,163	43,743
5.51%, 07/15/2036(c)	500,000	447,518
Pershing Square Holdings Ltd., 3.25%, 10/01/2031(c)	2,300,000	1,654,452

		8,267,713

Diversified Metals & Mining-0.74%
BHP Billiton Finance (USA) Ltd. (Australia)
5.10%, 09/08/2028(b)	2,108,000	2,056,213
5.25%, 09/08/2030(b)	1,511,000	1,454,349
5.25%, 09/08/2033(b)	2,702,000	2,541,260
5.50%, 09/08/2053	958,000	872,068
Corp. Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(c)	674,000	596,403

		7,520,293

Diversified REITs-0.10%
Atlantic Marine Corps Communities LLC, 5.34%, 12/01/2050(c)	91,631	74,238
Fort Moore Family Communities LLC, 5.81%, 01/15/2051(c)	200,000	162,182
Trust Fibra Uno (Mexico), 4.87%, 01/15/2030(c)	880,000	738,389

		974,809

Diversified Support Services-0.11%
Ritchie Bros. Holdings, Inc. (Canada)
6.75%, 03/15/2028(c)	253,000	248,251
7.75%, 03/15/2031(b)(c)	911,000	914,416

		1,162,667

Drug Retail-0.12%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(c)	1,368,000	1,247,877

Electric Utilities-2.39%
Alexander Funding Trust II, 7.47%, 07/31/2028(b)(c)	1,673,000	1,661,881
American Electric Power Co., Inc., 5.75%, 11/01/2027	297,000	295,229
CenterPoint Energy Houston Electric LLC
5.20%, 10/01/2028	825,000	807,093
Series AJ, 4.85%, 10/01/2052	304,000	248,978
Constellation Energy Generation LLC
6.13%, 01/15/2034	1,056,000	1,021,715
6.50%, 10/01/2053	548,000	515,366

	Principal Amount	Value
Electric Utilities-(continued)
Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	$700,000	$681,957
Duke Energy Carolinas LLC, 5.35%, 01/15/2053(b)	485,000	416,319
Duke Energy Corp., 5.00%, 08/15/2052	389,000	302,423
Duke Energy Indiana LLC, 5.40%, 04/01/2053	655,000	562,450
Electricite de France S.A. (France)
5.70%, 05/23/2028(c)	336,000	328,993
9.13%(c)(d)(e)	685,000	704,775
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(c)	1,072,000	1,084,534
Evergy Metro, Inc., 4.95%, 04/15/2033	334,000	305,135
Exelon Corp., 5.60%, 03/15/2053	556,000	477,659
Florida Power & Light Co., 4.80%, 05/15/2033	364,000	333,849
Georgia Power Co., 4.95%, 05/17/2033	1,018,000	929,805
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	4,464,000	4,015,829
Metropolitan Edison Co., 5.20%, 04/01/2028(c)	185,000	178,601
MidAmerican Energy Co.
5.35%, 01/15/2034(b)	429,000	412,761
5.85%, 09/15/2054	844,000	791,445
National Rural Utilities Cooperative Finance Corp.
5.80%, 01/15/2033(b)	218,000	210,991
7.13%, 09/15/2053(b)(d)	1,041,000	1,034,704
NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/2025	564,000	563,845
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	325,000	286,269
Public Service Co. of Colorado, 5.25%, 04/01/2053	505,000	422,860
Public Service Co. of New Hampshire, 5.35%, 10/01/2033	585,000	558,436
Public Service Electric and Gas Co., 5.13%, 03/15/2053(b)	319,000	274,448
San Diego Gas & Electric Co., 5.35%, 04/01/2053	1,178,000	1,008,984
Sierra Pacific Power Co., 5.90%, 03/15/2054(c)	535,000	483,182
Southern Co. (The), 5.70%, 10/15/2032	239,000	229,175
Southwestern Electric Power Co., 5.30%, 04/01/2033	443,000	408,444
Virginia Electric and Power Co., 5.00%, 04/01/2033(b)	482,000	439,532
Vistra Operations Co. LLC
7.75%, 10/15/2031(c)	1,089,000	1,052,437
6.95%, 10/15/2033(c)	1,324,000	1,262,562

		24,312,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Electrical Components & Equipment-0.43%
Regal Rexnord Corp.
6.05%, 04/15/2028(c)	$749,000	$716,791
6.30%, 02/15/2030(c)	289,000	272,052
6.40%, 04/15/2033(c)	1,212,000	1,112,295
Sensata Technologies B.V.
4.00%, 04/15/2029(c)	2,179,000	1,854,824
5.88%, 09/01/2030(b)(c)	411,000	375,855

		4,331,817

Electronic Manufacturing Services-0.24%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(c)	2,620,000	2,495,550

Environmental & Facilities Services-0.81%
Clean Harbors, Inc., 6.38%, 02/01/2031(b)(c)	639,000	608,125
Republic Services, Inc.
4.88%, 04/01/2029	162,000	155,447
5.00%, 04/01/2034	297,000	272,602
Veralto Corp.
5.50%, 09/18/2026(c)	3,935,000	3,896,876
5.35%, 09/18/2028(c)	1,956,000	1,893,405
5.45%, 09/18/2033(c)	1,482,000	1,385,628

		8,212,083

Financial Exchanges & Data-0.23%
Intercontinental Exchange, Inc.
4.95%, 06/15/2052	246,000	202,456
5.20%, 06/15/2062	587,000	486,107
Nasdaq, Inc.
5.35%, 06/28/2028	340,000	331,265
5.55%, 02/15/2034(b)	622,000	577,257
5.95%, 08/15/2053(b)	257,000	229,544
6.10%, 06/28/2063	596,000	527,556

		2,354,185

Gas Utilities-0.23%
Atmos Energy Corp.
5.90%, 11/15/2033(b)	773,000	762,212
6.20%, 11/15/2053(b)	600,000	582,980
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	749,000	696,085
Southwest Gas Corp., 5.45%, 03/23/2028	315,000	307,771

		2,349,048

Health Care Facilities-0.09%
UPMC
5.04%, 05/15/2033	787,000	731,052
5.38%, 05/15/2043	262,000	231,039

		962,091

Health Care Services-0.67%
CVS Health Corp.
5.00%, 01/30/2029(b)	947,000	906,775
5.25%, 01/30/2031(b)	223,000	209,980
5.30%, 06/01/2033(b)	1,123,000	1,037,684
5.88%, 06/01/2053(b)	409,000	358,008
6.00%, 06/01/2063	429,000	372,012
HCA, Inc., 5.90%, 06/01/2053(b)	1,121,000	948,498

	Principal Amount	Value
Health Care Services-(continued)
Piedmont Healthcare, Inc.
2.86%, 01/01/2052	$1,431,000	$786,213
Series 2032, 2.04%, 01/01/2032	463,000	346,856
Series 2042, 2.72%, 01/01/2042	669,000	414,580
Quest Diagnostics, Inc., 6.40%, 11/30/2033	1,421,000	1,418,284

		6,798,890

Highways & Railtracks-0.03%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(c)	360,174	297,819

Home Improvement Retail-0.28%
Lowe’s Cos., Inc.
5.00%, 04/15/2033(b)	495,000	450,557
5.15%, 07/01/2033(b)	862,000	789,368
5.75%, 07/01/2053	261,000	229,181
5.80%, 09/15/2062	100,000	84,797
5.85%, 04/01/2063	1,504,000	1,284,231

		2,838,134

Hotels, Resorts & Cruise Lines-0.25%
Carnival Corp., 7.00%, 08/15/2029(c)	448,000	439,699
Marriott International, Inc.
5.55%, 10/15/2028(b)	1,532,000	1,493,650
4.90%, 04/15/2029(b)	684,000	641,761

		2,575,110

Independent Power Producers & Energy Traders-0.15%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(c)	1,137,000	757,765
Vistra Corp., 7.00%(c)(d)(e)	796,000	725,383

		1,483,148

Industrial Conglomerates-0.03%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(c)	329,000	293,319

Industrial Machinery & Supplies & Components-0.37%
Ingersoll Rand, Inc.
5.40%, 08/14/2028(b)	279,000	271,991
5.70%, 08/14/2033(b)	1,583,000	1,496,477
Nordson Corp.
5.60%, 09/15/2028	423,000	415,451
5.80%, 09/15/2033	760,000	723,889
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	983,000	893,017

		3,800,825

Industrial REITs-0.27%
Prologis L.P.
4.88%, 06/15/2028	732,000	704,570
5.13%, 01/15/2034	706,000	646,955
5.25%, 06/15/2053	1,637,000	1,378,110

		2,729,635

Insurance Brokers-0.48%
Arthur J. Gallagher & Co.
6.50%, 02/15/2034	1,046,000	1,039,330
6.75%, 02/15/2054	1,123,000	1,105,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Insurance Brokers-(continued)
Marsh & McLennan Cos., Inc.
5.40%, 09/15/2033(b)	$1,413,000	$1,343,993
5.45%, 03/15/2053	299,000	263,843
5.70%, 09/15/2053	1,261,000	1,159,326

		4,912,056

Integrated Oil & Gas-0.67%
BP Capital Markets America, Inc., 4.81%, 02/13/2033	285,000	260,537
Ecopetrol S.A. (Colombia), 8.88%, 01/13/2033	2,530,000	2,431,398
Occidental Petroleum Corp., 4.63%, 06/15/2045	751,000	530,713
Petroleos Mexicanos (Mexico)
8.75%, 06/02/2029(b)	2,074,000	1,835,643
6.70%, 02/16/2032	1,323,000	976,335
10.00%, 02/07/2033(b)(c)	915,000	809,686

		6,844,312

Integrated Telecommunication Services-0.49%
AT&T, Inc.
6.85% (3 mo. Term SOFR + 1.44%), 06/12/2024(f)	6,000	6,030
5.40%, 02/15/2034(b)	1,336,000	1,228,026
3.55%, 09/15/2055	10,000	5,818
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(c)(d)	1,870,000	1,635,260
IHS Holding Ltd. (Nigeria)
5.63%, 11/29/2026(c)	771,000	623,774
6.25%, 11/29/2028(c)	586,000	433,517
Level 3 Financing, Inc., 3.75%, 07/15/2029(c)	846,000	431,122
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(c)	789,000	664,743
Verizon Communications, Inc., 3.88%, 02/08/2029	12,000	10,898

		5,039,188

Interactive Media & Services-0.10%
Meta Platforms, Inc., 5.75%, 05/15/2063	1,140,000	1,023,522

Investment Banking & Brokerage-2.03%
Charles Schwab Corp. (The)
5.64%, 05/19/2029(d)	994,000	957,167
5.85%, 05/19/2034(d)	993,000	911,242
6.14%, 08/24/2034(b)(d)	2,588,000	2,425,414
Series K, 5.00%(d)(e)	242,000	191,734
Goldman Sachs Group, Inc. (The)
6.14% (SOFR + 0.79%), 12/09/2026(f)	158,000	156,210
Series V, 4.13%(d)(e)	746,000	591,999
Series W, 7.50%(d)(e)	4,809,000	4,728,463
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031(c)	970,000	958,603

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Morgan Stanley
5.12%, 02/01/2029(d)	$342,000	$325,712
5.16%, 04/20/2029(d)	2,693,000	2,562,876
5.45%, 07/20/2029(b)(d)	619,000	595,477
6.41%, 11/01/2029(d)	2,007,000	2,007,346
5.25%, 04/21/2034(d)	3,011,000	2,714,066
5.42%, 07/21/2034(d)	1,342,000	1,225,277
5.95%, 01/19/2038(d)	275,000	249,491

		20,601,077

Leisure Products-0.04%
Brunswick Corp., 5.10%, 04/01/2052	573,000	374,950

Life & Health Insurance-1.29%
Corebridge Global Funding, 5.90%, 09/19/2028(c)	1,192,000	1,178,260
Delaware Life Global Funding
Series 21-1, 2.66%, 06/29/2026(c)	4,125,000	3,670,216
Series 22-1, 3.31%, 03/10/2025(c)	2,375,000	2,236,464
F&G Annuities & Life, Inc., 7.40%, 01/13/2028	659,000	651,480
MAG Mutual Holding Co., 4.75%, 04/30/2041(c)(h)	3,179,000	2,488,553
MetLife, Inc.
9.25%, 04/08/2038(c)	350,000	379,584
5.25%, 01/15/2054	870,000	728,496
Pacific Life Global Funding II, 6.16% (SOFR + 0.80%), 03/30/2025(c)(f)	1,187,000	1,187,902
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(c)	26,000	14,735
Principal Financial Group, Inc., 5.38%, 03/15/2033	614,000	574,257

		13,109,947

Managed Health Care-0.39%
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/2041	1,265,000	814,010
Series 2021, 3.00%, 06/01/2051	1,116,000	656,060
UnitedHealth Group, Inc.
5.25%, 02/15/2028	425,000	422,353
5.30%, 02/15/2030	721,000	707,965
5.35%, 02/15/2033	621,000	597,146
5.05%, 04/15/2053	473,000	398,195
5.20%, 04/15/2063	392,000	327,878

		3,923,607

Marine Transportation-0.10%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(c)	1,025,000	972,662

Movies & Entertainment-0.09%
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	479,000	355,051
5.14%, 03/15/2052	346,000	245,019
5.39%, 03/15/2062	520,000	364,449

		964,519

Multi-line Insurance-0.10%
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(c)	1,125,000	1,030,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Multi-Utilities-0.78%
Ameren Illinois Co., 4.95%, 06/01/2033(b)	$578,000	$532,791
Black Hills Corp., 6.15%, 05/15/2034 .	2,585,000	2,437,699
Dominion Energy, Inc., 5.38%, 11/15/2032(b)	719,000	666,302
NiSource, Inc., 5.25%, 03/30/2028	216,000	209,834
Public Service Enterprise Group, Inc.
5.88%, 10/15/2028	2,335,000	2,312,091
6.13%, 10/15/2033	1,459,000	1,424,849
WEC Energy Group, Inc., 5.15%, 10/01/2027(b)	314,000	306,517

		7,890,083

Office REITs-0.66%
Brandywine Operating Partnership L.P., 7.80%, 03/15/2028(b)	660,000	595,424
Office Properties Income Trust, 4.25%, 05/15/2024	602,000	563,988
Piedmont Operating Partnership L.P., 9.25%, 07/20/2028(b)	5,612,000	5,593,401

		6,752,813

Oil & Gas Drilling-0.20%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	797,000	777,987
Valaris Ltd., 8.38%, 04/30/2030(c)	1,234,000	1,211,967

		1,989,954

Oil & Gas Equipment & Services-0.11%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(c)	651,000	593,071
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(c)	734,000	500,254

		1,093,325

Oil & Gas Exploration & Production-0.95%
Apache Corp., 7.75%, 12/15/2029	418,000	430,901
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(c)	854,000	846,640
Civitas Resources, Inc.
8.38%, 07/01/2028(c)	959,000	966,107
8.63%, 11/01/2030(c)	414,000	421,819
8.75%, 07/01/2031(b)(c)	993,000	1,003,443
ConocoPhillips Co.
5.55%, 03/15/2054	1,287,000	1,151,521
5.70%, 09/15/2063	1,096,000	978,952
Murphy Oil Corp., 6.38%, 07/15/2028(b)	592,000	573,936
Rockcliff Energy II LLC, 5.50%, 10/15/2029(c)	1,058,000	956,086
Southwestern Energy Co., 5.38%, 03/15/2030	584,000	536,248
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(c)	740,000	743,730
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(c)	1,278,000	1,008,028

		9,617,411

	Principal Amount	Value
Oil & Gas Refining & Marketing-0.27%
Cosan Luxembourg S.A. (Brazil), 7.50%, 06/27/2030(c)	$1,975,000	$1,929,228
Phillips 66 Co., 5.30%, 06/30/2033	852,000	794,610

		2,723,838

Oil & Gas Storage & Transportation-2.72%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(c)	700,000	655,501
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(c)	388,000	387,566
Enbridge, Inc. (Canada)
5.98% (SOFR + 0.63%), 02/16/2024(f)	562,000	562,394
5.70%, 03/08/2033	781,000	730,625
7.38%, 01/15/2083(d)	495,000	459,164
7.63%, 01/15/2083(d)	441,000	395,551
8.50%, 01/15/2084(d)	1,248,000	1,196,174
Series NC5, 8.25%, 01/15/2084(d)	1,973,000	1,891,970
Energy Transfer L.P.
6.05%, 12/01/2026(b)	1,224,000	1,222,742
5.50%, 06/01/2027	205,000	200,018
6.10%, 12/01/2028(b)	748,000	739,275
6.40%, 12/01/2030	548,000	542,617
6.55%, 12/01/2033	1,012,000	999,537
5.80%, 06/15/2038	4,000	3,505
6.00%, 06/15/2048	4,000	3,404
Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 04/15/2030(b)	460,000	445,064
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia)
6.13%, 02/23/2038(c)	770,000	715,589
6.51%, 02/23/2042(c)	970,000	901,468
Kinder Morgan, Inc.
7.80%, 08/01/2031	167,000	176,727
4.80%, 02/01/2033	281,000	245,887
5.20%, 06/01/2033	762,000	687,018
5.45%, 08/01/2052(b)	589,000	476,529
MPLX L.P.
5.00%, 03/01/2033	477,000	422,622
4.95%, 03/14/2052	298,000	221,073
ONEOK, Inc.
5.65%, 11/01/2028	489,000	477,394
5.80%, 11/01/2030(b)	804,000	774,221
6.05%, 09/01/2033(b)	1,684,000	1,614,700
6.63%, 09/01/2053(b)	1,846,000	1,726,756
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033(b)	1,114,000	1,061,043
Targa Resources Corp., 6.25%, 07/01/2052	241,000	210,830
TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)(c)	400,000	388,920
Venture Global LNG, Inc.
9.50%, 02/01/2029(c)	1,414,000	1,437,423
9.88%, 02/01/2032(c)	1,450,000	1,471,190
Western Midstream Operating L.P.,
6.15%, 04/01/2033(b)	899,000	851,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Williams Cos., Inc. (The)
5.30%, 08/15/2028	$2,674,000	$2,578,319
5.65%, 03/15/2033	800,000	755,194

		27,629,115

Other Specialty Retail-0.03%
Tractor Supply Co., 5.25%, 05/15/2033	332,000	304,081

Packaged Foods & Meats-0.94%
Bimbo Bakeries USA, Inc. (Mexico)
6.05%, 01/15/2029(c)	1,519,000	1,519,521
6.40%, 01/15/2034(c)	1,280,000	1,281,631
General Mills, Inc., 5.50%, 10/17/2028	1,495,000	1,468,736
J. M. Smucker Co. (The)
5.90%, 11/15/2028(b)	885,000	878,401
6.20%, 11/15/2033	806,000	783,807
6.50%, 11/15/2043	532,000	505,289
6.50%, 11/15/2053(b)	638,000	602,053
McCormick & Co., Inc., 4.95%, 04/15/2033(b)	318,000	286,798
Minerva Luxembourg S.A. (Brazil)
4.38%, 03/18/2031(c)	1,124,000	872,841
8.88%, 09/13/2033(b)(c)	1,370,000	1,346,984

		9,546,061

Paper & Plastic Packaging Products & Materials-0.01%
Berry Global, Inc., 4.88%, 07/15/2026(c)	137,000	130,879

Passenger Airlines-0.53%
American Airlines Pass-Through Trust
Series 2021-1, Class A, 2.88%, 07/11/2034	388,961	314,287
Series 2021-1, Class B, 3.95%, 07/11/2030	2,130,310	1,832,730
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(c)	816,764	674,938
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(c)	288,157	280,145
4.75%, 10/20/2028(c)	223,333	210,024
United Airlines Pass-Through Trust
5.80%, 07/15/2037	2,052,000	1,930,242
Series 2020-1, Class A, 5.88%, 10/15/2027	111,281	109,693

		5,352,059

Personal Care Products-0.30%
Kenvue, Inc.
5.05%, 03/22/2028	429,000	421,171
5.00%, 03/22/2030	799,000	769,219
4.90%, 03/22/2033	1,213,000	1,137,398
5.10%, 03/22/2043	417,000	369,175
5.20%, 03/22/2063	403,000	342,468

		3,039,431

	Principal Amount	Value
Pharmaceuticals-1.17%
Bristol-Myers Squibb Co.
5.75%, 02/01/2031	$1,515,000	$1,507,126
5.90%, 11/15/2033	1,221,000	1,214,547
6.25%, 11/15/2053	1,216,000	1,205,809
6.40%, 11/15/2063	1,958,000	1,944,023
Merck & Co., Inc.
4.30%, 05/17/2030	2,175,000	2,017,365
4.90%, 05/17/2044	1,770,000	1,531,659
5.00%, 05/17/2053	476,000	406,854
5.15%, 05/17/2063	299,000	255,026
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053	2,069,000	1,811,629

		11,894,038

Property & Casualty Insurance-0.04%
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	452,000	406,670

Rail Transportation-0.30%
Canadian Pacific Railway Co. (Canada),
6.13%, 09/15/2115	199,000	179,334
CSX Corp., 6.15%, 05/01/2037	519,000	518,085
Norfolk Southern Corp.
5.05%, 08/01/2030	1,067,000	1,009,268
5.35%, 08/01/2054	974,000	832,081
Union Pacific Corp., 5.15%, 01/20/2063	567,000	468,783

		3,007,551

Real Estate Development-0.02%
Agile Group Holdings Ltd. (China)
5.75%, 01/02/2025(c)	208,000	24,024
5.50%, 04/21/2025(c)	874,000	90,887
Logan Group Co. Ltd. (China)
4.25%, 07/12/2025(c)(g)	725,000	47,125
4.50%, 01/13/2028(c)(g)	250,000	18,000
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)(g)	530,000	29,171

		209,207

Regional Banks-1.59%
Citizens Financial Group, Inc.
5.64%, 05/21/2037(d)	388,000	310,272
Series G, 4.00%(d)(e)	1,481,000	1,012,069
Huntington Bancshares, Inc., 6.21%, 08/21/2029(d)	3,001,000	2,885,686
M&T Bank Corp., 5.05%, 01/27/2034(d)	519,000	434,664
Morgan Stanley Bank N.A.
4.75%, 04/21/2026	1,048,000	1,021,043
5.88%, 10/30/2026	2,731,000	2,729,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Regional Banks-(continued)
Truist Financial Corp.
6.05%, 06/08/2027(b)(d)	$1,014,000	$993,505
4.87%, 01/26/2029(d)	559,000	516,145
7.16%, 10/30/2029(d)	3,816,000	3,839,529
4.92%, 07/28/2033(d)	733,000	598,898
6.12%, 10/28/2033(d)	406,000	376,154
5.12%, 01/26/2034(d)	531,000	455,819
5.87%, 06/08/2034(d)	1,089,000	991,114

		16,164,338

Reinsurance-0.38%
Global Atlantic Fin Co., 4.70%, 10/15/2051(c)(d)	1,648,000	1,149,575
RenaissanceRe Holdings Ltd. (Bermuda), 5.75%, 06/05/2033	2,915,000	2,683,586

		3,833,161

Restaurants-1.06%
Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(c)	1,363,000	1,271,679
McDonald’s Corp.
4.80%, 08/14/2028	4,431,000	4,275,353
4.95%, 08/14/2033(b)	3,154,000	2,927,622
5.15%, 09/09/2052	501,000	422,699
5.45%, 08/14/2053(b)	2,157,000	1,902,901

		10,800,254

Retail REITs-0.08%
NNN REIT, Inc., 5.60%, 10/15/2033	581,000	535,911
Realty Income Corp.
2.20%, 06/15/2028	12,000	10,128
5.63%, 10/13/2032	283,000	267,247

		813,286

Self-Storage REITs-0.24%
Extra Space Storage L.P., 5.70%, 04/01/2028	307,000	299,331
Public Storage Operating Co.
5.13%, 01/15/2029(b)	236,000	230,124
5.10%, 08/01/2033	1,349,000	1,250,925
5.35%, 08/01/2053	809,000	697,154

		2,477,534

Semiconductors-0.13%
Foundry JV Holdco LLC, 5.88%, 01/25/2034(c)	1,373,000	1,275,124
Micron Technology, Inc., 4.98%, 02/06/2026	4,000	3,899

		1,279,023

Single-Family Residential REITs-0.28%
American Homes 4 Rent L.P., 2.38%, 07/15/2031	8,000	5,959
Invitation Homes Operating Partnership L.P., 5.45%, 08/15/2030	3,088,000	2,880,884

		2,886,843

Sovereign Debt-1.24%
Colombia Government International Bond (Colombia)
8.00%, 04/20/2033(b)	939,000	918,574
7.50%, 02/02/2034(b)	650,000	609,822

	Principal Amount	Value
Sovereign Debt-(continued)
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(c)	$1,119,000	$481,271
Mexico Government International Bond (Mexico)
6.35%, 02/09/2035(b)	620,000	594,246
6.34%, 05/04/2053(b)	3,341,000	2,929,129
Panama Government International Bond (Panama), 6.85%, 03/28/2054	520,000	449,665
Paraguay Government International Bond (Paraguay), 5.40%, 03/30/2050(c)	1,200,000	901,308
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(c)	1,886,000	1,228,803
Qatar Government International Bond (Qatar), 3.38%, 03/14/2024(c)	200,000	198,179
Republic of Uzbekistan International Bond (Uzbekistan), 7.85%, 10/12/2028(c)	1,213,000	1,211,083
Romanian Government International Bond (Romania)
6.63%, 02/17/2028(c)	932,000	934,672
7.13%, 01/17/2033(c)	1,258,000	1,254,563
Trinidad & Tobago Government International Bond (Trinidad), 5.95%, 01/14/2031(c)	885,000	854,246

		12,565,561

Specialty Chemicals-0.11%
Braskem Idesa S.A.P.I. (Mexico)
7.45%, 11/15/2029(c)	289,000	183,069
6.99%, 02/20/2032(b)(c)	1,647,000	973,562

		1,156,631

Steel-0.14%
POSCO (South Korea)
5.63%, 01/17/2026(c)	774,000	768,612
5.75%, 01/17/2028(b)(c)	639,000	629,390

		1,398,002

Systems Software-0.20%
Oracle Corp.
6.25%, 11/09/2032	445,000	441,022
4.90%, 02/06/2033(b)	800,000	718,758
6.90%, 11/09/2052	529,000	521,662
5.55%, 02/06/2053	436,000	362,527

		2,043,969

Technology Hardware, Storage & Peripherals-0.04%
Leidos, Inc., 5.75%, 03/15/2033	493,000	458,518

Telecom Tower REITs-0.11%
SBA Communications Corp., 3.88%, 02/15/2027	1,190,000	1,084,745

Tobacco-1.05%
B.A.T Capital Corp. (United Kingdom)
7.08%, 08/02/2043	684,000	623,971
7.08%, 08/02/2053	461,000	411,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
4.88%, 02/15/2028	$1,993,000	$1,915,942
5.25%, 09/07/2028	1,674,000	1,629,859
5.13%, 02/15/2030	2,208,000	2,080,804
5.75%, 11/17/2032	138,000	131,932
5.38%, 02/15/2033(b)	2,466,000	2,279,359
5.63%, 09/07/2033	1,684,000	1,581,882

		10,655,473

Trading Companies & Distributors-0.26%
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028(c)	1,039,000	1,005,106
Triton Container International Ltd. (Bermuda)
2.05%, 04/15/2026(b)(c)	287,000	255,190
3.15%, 06/15/2031(c)	1,842,000	1,343,434

		2,603,730

Transaction & Payment Processing Services-0.43%
Fiserv, Inc.
5.38%, 08/21/2028	1,903,000	1,862,033
5.63%, 08/21/2033	1,453,000	1,363,546
Mastercard, Inc., 4.85%, 03/09/2033(b)	1,197,000	1,126,823

		4,352,402

Wireless Telecommunication Services-0.48%
T-Mobile USA, Inc.
5.05%, 07/15/2033	660,000	596,689
5.75%, 01/15/2034	1,699,000	1,612,556
5.65%, 01/15/2053	959,000	829,454
6.00%, 06/15/2054	546,000	496,076
Vodafone Group PLC (United Kingdom)
4.13%, 06/04/2081(d)	882,000	668,385
5.13%, 06/04/2081(d)	1,011,000	644,179

		4,847,339

Total U.S. Dollar Denominated Bonds & Notes (Cost $568,641,441)		526,205,400

U.S. Government Sponsored Agency Mortgage-Backed Securities-20.82%
Collateralized Mortgage Obligations-0.42%
Freddie Mac Military Housing Bonds Resecuritization Trust Ctfs., Series 2015-R1, Class B1, 5.25%, 11/25/2055(c)(i)	905,532	785,901
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series 2014-K037, Class X1, IO, 0.95%, 01/25/2024(j)	4,255,819	2,235
Series 2015-K042, Class X1, IO, 1.01%, 12/25/2024(j)	4,048,776	32,422
Series 2017-K066, Class AM, 3.20%, 06/25/2027	250,000	232,075
Series 2017-KGX1, Class AFX, 3.00%, 10/25/2027	1,000,000	914,176
Series 2018-K074, Class AM, 3.60%, 02/25/2028	1,000,000	929,444

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Series 2018-K154, Class A3, 3.46%, 11/25/2032	$1,000,000	$849,095
Series K038, Class X1, IO, 1.07%, 03/25/2024(j)	3,671,303	7,038
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class HT, 3.25%, 07/25/2056(k)	261,680	217,932
Series 2017-4, Class HT, 3.25%, 06/25/2057(k)	394,879	340,909

		4,311,227

Federal Home Loan Mortgage Corp. (FHLMC)-2.16%
0.00%, 12/14/2029(l)	150,000	109,542
3.55%, 10/01/2033	462,029	391,270
3.00%, 10/01/2034	230,837	208,057
4.00%, 11/01/2048 to 07/01/2049	256,297	225,947
3.50%, 08/01/2049	1,687,927	1,436,260
6.00%, 06/01/2053 to 08/01/2053	13,671,946	13,347,859
5.50%, 07/01/2053	6,560,919	6,240,400

		21,959,335

Federal National Mortgage Association (FNMA)-1.48%
2.82%, 10/01/2029	482,630	421,433
2.90%, 11/01/2029	492,004	428,461
3.08%, 10/01/2032	750,000	628,186
3.31%, 01/01/2033	987,615	842,924
2.50%, 10/01/2034 to 12/01/2034	2,149,200	1,917,765
3.50%, 05/01/2047 to 06/01/2047	1,608,504	1,382,127
4.00%, 11/01/2047	71,691	63,418
3.00%, 09/01/2049 to 10/01/2049	2,971,815	2,422,446
5.50%, 09/01/2053	7,362,337	6,994,640

		15,101,400

Government National Mortgage Association (GNMA)-4.29%
4.00%, 07/20/2049	42,861	38,446
TBA, 2.00%, 11/01/2053(m)	6,645,000	5,124,697
TBA, 2.50%, 11/01/2053(m)	5,400,000	4,301,438
TBA, 4.50%, 11/01/2053(m)	20,713,000	18,715,811
TBA, 5.50%, 11/01/2053(m)	16,111,000	15,407,402

		43,587,794

Uniform Mortgage-Backed Securities-12.47%
TBA, 1.50%, 11/01/2038(m)	8,760,000	7,207,838
TBA, 2.00%, 11/01/2038(m)	4,687,000	3,970,035
TBA, 2.50%, 11/01/2053(m)	17,400,000	13,350,422
TBA, 3.50%, 11/01/2053(m)	22,000,000	18,321,303
TBA, 4.00%, 11/01/2053(m)	9,249,000	7,990,269
TBA, 4.50%, 11/01/2053(m)	9,249,000	8,258,922
TBA, 5.00%, 11/01/2053(m)	42,563,000	39,241,091
TBA, 5.50%, 11/01/2053(m)	30,000,000	28,455,469

		126,795,349

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $217,447,258)		211,755,105

Asset-Backed Securities-16.95%
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(c)	4,460,000	3,876,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059(c)(i)	$67,602	$62,610
Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(i)	222,065	201,637
Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(i)	259,795	234,000
Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(i)	1,111,811	907,467
Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(k)	2,589,829	2,181,158
Series 2023-6, Class A1, 6.50%, 12/25/2067(c)(k)	888,813	878,660
Avis Budget Rental Car Funding (AESOP) LLC
Series 2023-1A, Class A, 5.25%, 04/20/2029(c)	718,000	687,584
Series 2023-4A, Class A, 5.49%, 06/20/2029(c)	2,738,000	2,644,146
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2017-2A, Class AR2, 6.82% (3 mo. Term SOFR + 1.44%), 07/25/2034(c)(f)	3,000,000	2,973,576
Bayview MSR Opportunity Master Fund Trust
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(i)	1,692,895	1,303,149
Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(i)	1,692,895	1,245,313
Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(i)	1,570,194	1,297,142
Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(i)	1,884,938	1,450,978
Series 2021-5, Class A2, 2.50%, 11/25/2051(c)(i)	2,300,049	1,691,943
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 5.72% (1 mo. Term SOFR + 0.39%), 11/25/2036(f)	114,909	111,177
Benchmark Mortgage Trust
Series 2018-B3, Class C, 4.53%, 04/10/2051(i)	2,500,000	1,762,272
Series 2019-B14, Class C, 3.77%, 12/15/2062(i)	930,000	620,771
Series 2019-B15, Class B, 3.56%, 12/15/2072	2,000,000	1,449,922
BRAVO Residential Funding Trust
Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(i)	318,610	292,923
Series 2021-NQM2, Class A2, 1.28%, 03/25/2060(c)(i)	1,046,296	951,312
BX Commercial Mortgage Trust
Series 2021-VOLT, Class C, 6.55% (1 mo. Term SOFR + 1.21%), 09/15/2036(c)(f)	3,005,000	2,891,749
Series 2021-VOLT, Class D, 7.10% (1 mo. Term SOFR + 1.76%), 09/15/2036(c)(f)	8,799,000	8,418,403

	Principal Amount	Value
BX Trust
Series 2021-LGCY, Class B, 6.30% (1 mo. Term SOFR + 0.97%), 10/15/2036(c)(f)	$10,000,000	$9,674,172
Series 2022-LBA6, Class A, 6.33% (1 mo. Term SOFR + 1.00%), 01/15/2039(c)(f)	2,085,000	2,036,753
Series 2022-LBA6, Class B, 6.63% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(f)	1,285,000	1,252,368
Series 2022-LBA6, Class C, 6.93% (1 mo. Term SOFR + 1.60%), 01/15/2039(c)(f)	690,000	670,915
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(i)	84,005	70,253
CIFC Funding Ltd. (Cayman Islands)
Series 2014-5A, Class A1R2, 6.86% (3 mo. Term SOFR + 1.46%), 10/17/2031(c)(f)	1,281,000	1,279,492
Series 2016-1A, Class ARR, 6.68% (3 mo. Term SOFR + 1.34%), 10/21/2031(c)(f)	957,000	949,998
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B, 4.18%, 07/10/2047(i)	184,000	172,780
Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(i)	1,726,138	1,271,917
COLT Mortgage Loan Trust
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(i)	4,471	4,441
Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(i)	1,456,128	1,219,950
Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(k)	1,538,996	1,316,355
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(k)	14,859	14,759
Credit Suisse Mortgage Capital Trust
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(i)	476,043	394,680
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(i)	254,059	209,383
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(i)	1,976,958	1,796,542
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(i)	1,160,000	936,437
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	1,459,000	1,160,031
Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(c)	1,925,000	1,645,202
Dryden 93 CLO Ltd. (Cayman Islands), Series 2021-93A, Class A1A, 6.74% (3 mo. Term SOFR + 1.34%), 01/15/2034(c)(f)	532,495	527,852
DT Auto Owner Trust, Series 2019-3A, Class D, 2.96%, 04/15/2025(c)	40,148	40,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(i)	$181,018	$166,553
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(i)	24,974	23,963
Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(i)	255,248	206,363
Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(i)	1,373,840	1,101,507
Extended Stay America Trust, Series 2021-ESH, Class B, 6.83% (1 mo. Term SOFR + 1.49%), 07/15/2038(c)(f)	658,408	646,910
Flagstar Mortgage Trust
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(i)	2,833,092	2,333,057
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(i)	1,024,771	840,919
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(c)	2,515,295	2,392,700
GCAT Trust, Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(i)	262,732	242,218
GoldenTree Loan Management US CLO 1 Ltd. (Cayman Islands), Series 2021-9A, Class A, 6.75% (3 mo. Term SOFR + 1.33%), 01/20/2033(c)(f)	4,000,000	3,983,040
GoldenTree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 6.59% (3 mo. Term SOFR + 1.17%), 11/20/2030(c)(f)	2,020,352	2,014,097
GoldenTree Loan Management US CLO 5 Ltd. (Cayman Islands), Series 2019-5A, Class AR, 6.75% (3 mo. Term SOFR + 1.33%), 10/20/2032(c)(f)	5,000,000	4,971,025
Golub Capital Partners CLO 40(B) Ltd. (Cayman Islands), Series 2019-40A, Class AR, 6.73% (3 mo. Term SOFR + 1.35%), 01/25/2032(c)(f)	8,000,000	7,900,344
GS Mortgage Securities Trust
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	1,560,000	1,283,406
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	1,530,000	1,208,514
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(i)	3,905,650	3,225,759
Hertz Vehicle Financing III L.P.
Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	539,000	472,379
Series 2021-2A, Class B, 2.12%, 12/27/2027(c)	286,000	250,888
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	175,000	166,608
HPEFS Equipment Trust, Series 2023- 2A, Class A2, 6.04%, 01/21/2031(c) .	750,000	749,889

	Principal Amount	Value
IP Lending III Ltd. (Cayman Islands), Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(h)	$235,840	$202,044
IP Lending VII Ltd. (Bermuda), Series 2022-7A, Class SNR, 8.00%, 10/11/2027(c)(h)	2,746,000	2,746,000
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(c)(i)	2,293,311	1,737,535
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class C, 3.72%, 05/13/2053(i)	2,908,000	1,598,583
KKR CLO 30 Ltd. (Cayman Islands), Series 30A, Class A1R, 6.68% (3 mo. Term SOFR + 1.28%), 10/17/2031(c)(f)	5,000,000	4,978,535
Life Mortgage Trust
Series 2021-BMR, Class B, 6.33% (1 mo. Term SOFR + 0.99%), 03/15/2038(c)(f)	1,213,968	1,181,908
Series 2021-BMR, Class C, 6.55% (1 mo. Term SOFR + 1.21%), 03/15/2038(c)(f)	491,485	474,937
Med Trust, Series 2021-MDLN, Class A, 6.40% (1 mo. Term SOFR + 1.06%), 11/15/2038(c)(f)	1,353,504	1,315,555
Mello Mortgage Capital Acceptance Trust
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(i)	1,022,638	843,558
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(i)	1,069,424	880,113
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(i)	4,083,790	3,320,507
MHP Commercial Mortgage Trust, Series 2021-STOR, Class B, 6.35% (1 mo. Term SOFR + 1.01%), 07/15/2038(c)(f)	615,000	598,818
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.52%, 10/15/2048(i)	1,032,000	950,322
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/2052	1,580,000	1,293,219
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman Islands), Series 2021-40A, Class A, 6.72% (3 mo. Term SOFR + 1.32%), 04/16/2033(c)(f)	1,023,000	1,018,479
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(i)	140,911	127,573
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(i)	483,964	429,056
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(i)	1,444,542	1,245,582
OBX Trust
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(i)	1,689,696	1,382,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(c)(i)	$2,221,692	$1,877,211
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(k)	1,396,844	1,233,714
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(k)	1,415,000	1,076,674
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(i)	1,126,706	937,144
OCP CLO Ltd. (Cayman Islands)
Series 2017-13A, Class A1AR, 6.62% (3 mo. Term SOFR + 1.22%), 07/15/2030(c)(f)	2,912,113	2,895,650
Series 2020-8RA, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/17/2032(c)(f)	1,730,000	1,724,621
Octagon Investment Partners 31 Ltd. (Cayman Islands), Series 2017-1A, Class AR, 6.73% (3 mo. Term SOFR + 1.31%), 07/20/2030(c)(f)	3,226,601	3,213,682
Octagon Investment Partners 49 Ltd. (Cayman Islands), Series 2020-5A, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/15/2033(c)(f)	3,000,000	2,994,366
One Bryant Park Trust, Series 2019- OBP, Class A, 2.52%, 09/15/2054(c)	457,000	358,910
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(i)	1,857,366	1,442,658
PPM CLO 3 Ltd. (United Kingdom), Series 2019-3A, Class AR, 6.75% (3 mo. Term SOFR + 1.35%), 04/17/2034(c)(f)	250,000	245,559
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(c)	2,928,000	2,861,017
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 6.68% (3 mo. Term SOFR + 1.30%), 02/20/2030(c)(f)	528,454	526,164
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(i)	9,753	9,464
Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(i)	39,482	37,503
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 03/27/2062(c)(i)	2,576,817	2,205,818
Sonic Capital LLC
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	1,576,447	1,433,047
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	1,801,667	1,450,372
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	1,840,834	1,352,503
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(i)	877,916	760,412
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(i)	12,744	11,828

	Principal Amount	Value
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(i)	$553,605	$486,011
Series 2021-6, Class A1, 1.92%, 11/25/2066(c)(i)	2,395,464	1,858,818
Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(i)	1,812,900	1,485,039
Store Master Funding I-VII, Series 2016-1A, Class A2, 4.32%, 10/20/2046(c)	435,948	396,409
Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 05/25/2046(c)	140,625	135,482
Textainer Marine Containers VII Ltd. (China), Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	1,288,000	1,098,325
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(c)	2,865,000	2,704,976
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	991,396	833,078
Verus Securitization Trust
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(i)	18,616	18,287
Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(i)	922,575	765,307
Series 2021-2, Class A1, 1.03%, 02/25/2066(c)(i)	1,243,721	1,025,381
Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(i)	1,800,091	1,486,516
Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(i)	733,976	654,488
Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(k)	1,414,356	1,201,193
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	191,590	169,128
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class XA, IO, 1.40%, 01/15/2059(j)	1,297,298	32,126
Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.08%, 06/15/2049(c)	451,250	395,961
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.39%, 10/15/2057(i)	307,000	281,484
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	4,203,250	3,447,418

Total Asset-Backed Securities (Cost $194,991,418)		172,407,120

U.S. Treasury Securities-15.69%
U.S. Treasury Bills-0.43%(n)
4.79%–4.83%, 04/18/2024(o)	4,487,000	4,374,934

U.S. Treasury Bonds-5.32%
4.38%, 08/15/2043	3,091,800	2,757,982
3.63%, 05/15/2053	65,777,300	51,285,739

		54,043,721

U.S. Treasury Notes-9.94%
5.00%, 10/31/2025	5,922,000	5,915,060
4.63%, 10/15/2026	402,000	399,032
4.88%, 10/31/2028	51,076,500	51,188,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Principal Amount	Value
U.S. Treasury Notes-(continued)
4.88%, 10/31/2030	$911,500	$909,791
3.88%, 08/15/2033	46,376,100	42,691,374

		101,103,487

Total U.S. Treasury Securities (Cost $166,773,094)		159,522,142

Agency Credit Risk Transfer Notes-0.66%
Fannie Mae Connecticut Avenue Securities
Series 2022-R03, Class 1M1, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(f)(p)(q)	1,966,488	1,985,432
Series 2022-R04, Class 1M1, 7.32% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(f)(p)(q)	970,259	975,688
Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(c)(f)(p)(q)	641,016	649,833
Freddie Mac
Series 2020-DNA5, Class M2, STACR® , 8.12% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(f)(q)(r)	262,255	265,802
Series 2022-DNA3, Class M1A, STACR® , 7.32% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(f)(q)(r)	1,371,272	1,384,214
Series 2022-HQA3, Class M1, STACR® , 7.62% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(f)(q)(r)	868,674	880,273
Series 2023-DNA1, Class M1,
STACR® , 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(c)(f)(q)(r)	551,268	555,558

Total Agency Credit Risk Transfer Notes (Cost $6,631,644)		6,696,800

	Shares
Preferred Stocks-0.46%
Diversified Banks-0.17%
Citigroup, Inc.
Series U, Pfd., 5.00%(d)	1,196,000	1,134,899
Series W, Pfd., 4.00%(d)	691,000	595,008

		1,729,907

Diversified Financial Services-0.29%
Apollo Global Management, Inc., Pfd., 7.63%(d)	111,250	2,910,300

Life & Health Insurance-0.00%
MetLife, Inc., Series G, Pfd., 3.85%(d)	23,000	20,969

Total Preferred Stocks (Cost $4,697,084)		4,661,176

	Principal Amount	Value
U.S. Government Sponsored Agency Securities-0.24%
Fannie Mae STRIPS
0.00%, 05/15/2029(l)	$ 450,000	$337,510
0.00%, 01/15/2030(l)	1,300,000	939,135
0.00%, 05/15/2030(l)	850,000	602,917
Freddie Mac STRIPS, 0.00%, 09/15/2030(l)	350,000	248,124
Tennessee Valley Authority
5.38%, 04/01/2056	100,000	93,398
4.25%, 09/15/2065	250,000	189,592

Total U.S. Government Sponsored Agency Securities (Cost $2,481,882)		2,410,676

Municipal Obligations-0.19%
California (State of) Health Facilities Financing Authority (Social Bonds)
Series 2022, RB, 4.19%, 06/01/2037	735,000	622,212
Series 2022, RB, 4.35%, 06/01/2041	590,000	482,411
Illinois (State of), Series 2010-1, GO Bonds, (INS - AGM), 6.63%, 02/01/2035(s)	184,615	186,522
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB, 6.57%, 07/01/2045	255,000	272,394
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	580,000	382,032

Total Municipal Obligations(t) (Cost $2,438,376)		1,945,571

	Shares
Exchange-Traded Funds-0.05%
Invesco High Yield Select ETF(b)(u)	10,000	241,800
Invesco Short Duration Bond ETF(b)(u)	12,000	293,280

Total Exchange-Traded Funds (Cost $547,935)		535,080

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.05%(v)
Investment Banking & Brokerage-0.04%
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub B.V. (Netherlands), 8.50%, 01/15/2031(c)	GBP 375,000	457,888

Sovereign Debt-0.01%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(c)(g)	EUR 309,000	75,284

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $807,196)		533,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests-0.00%
Agricultural Products & Services-0.00%
Locus Agriculture Solutions, Inc., Wts.,expiring 12/31/2032(h)(w) (Cost $0)	14	$0

Options Purchased-0.04%
(Cost $387,186)†		394,200

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-106.90% (Cost $1,165,844,514)		1,087,066,442

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.78%
Invesco Private Government Fund, 5.32%(u)(x)(y)	24,387,300	24,387,300

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.53%(u)(x)(y)	64,895,182	$64,901,672

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $89,285,786)		89,288,972

TOTAL INVESTMENTS IN SECURITIES-115.68% (Cost $1,255,130,300)		1,176,355,414
OTHER ASSETS LESS LIABILITIES-(15.68)%		(159,471,246)

NET ASSETS-100.00%		$1,016,884,168

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CLO	-Collateralized Loan Obligation
Ctfs.	-Certificates
ETF	-Exchange-Traded Fund
EUR	-Euro
GBP	-British Pound Sterling
GO	-General Obligation
INS	-Insurer
IO	-Interest Only
Pfd.	-Preferred
RB	-Revenue Bonds
Ref.	-Refunding
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
STRIPS	-Separately Traded Registered Interest and Principal Security
TBA	-To Be Announced
Wts.	-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $317,232,576, which represented 31.20% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2023 was $235,910, which represented less than 1% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(m)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 2J.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	$4,374,934 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(p)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(r)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(s)	Principal and/or interest payments are secured by the bond insurance company listed.
(t)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(u)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income

Invesco High Yield Select ETF	$-	$249,153	$-	$(7,353)	$-	$241,800	$9,198

Invesco Short Duration Bond ETF	-	298,782	-	(5,502)	-	293,280	8,579

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	23,693,081	213,633,833	(212,939,614)	-	-	24,387,300	1,056,384	*

Invesco Private Prime Fund	59,702,935	438,558,714	(433,376,490)	3,821	12,692	64,901,672	2,876,027	*

Total	$83,396,016	$652,740,482	$(646,316,104)	$(9,034)	$12,692	$89,824,052	$3,950,188

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(v)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(w)	Non-income producing security.
(x)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(y)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.
†	The table below details options purchased.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2023

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	03/15/2024	30	$4,320	$12,960,000	$394,200

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	03/15/2024	30	$4,600	$(13,800,000)	$(89,100)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	453	December-2023	$48,095,859	$(1,554,247)	$(1,554,247)
U.S. Treasury Long Bonds	213	December-2023	23,310,187	(2,305,203)	(2,305,203)
U.S. Treasury Ultra Bonds	5	December-2023	562,813	(75,937)	(75,937)
U.S. Treasury 2 Year Notes	886	December-2023	179,345,782	(983,613)	(983,613)

Subtotal–Long Futures Contracts				(4,919,000)	(4,919,000)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	740	December-2023	(77,312,656)	680,754	680,754
U.S. Treasury 10 Year Ultra Notes	885	December-2023	(96,312,891)	5,871,781	5,871,781

Subtotal–Short Futures Contracts				6,552,535	6,552,535

Total Futures Contracts				$1,633,535	$1,633,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Ultra Short Duration ETF (GSY)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-48.55%
Agricultural & Farm Machinery-0.46%
John Deere Capital Corp., 5.86% (SOFR + 0.50%), 07/03/2025(b)(c)	$8,737,000	$8,756,239

Asset Management & Custody Banks-1.14%
Ares Capital Corp.
4.20%, 06/10/2024	10,000,000	9,832,819
7.00%, 01/15/2027	4,285,000	4,270,826
Blue Owl Capital Corp., 5.25%, 04/15/2024	7,400,000	7,342,616

		21,446,261

Automobile Manufacturers-2.19%
Mercedes-Benz Finance North America LLC (Germany)
5.50%, 11/27/2024(d)	11,250,000	11,221,403
6.29% (SOFR + 0.93%), 03/30/2025(b)(c)(d)	20,000,000	20,133,227
Volkswagen Group of America Finance LLC (Germany), 5.80%, 09/12/2025(d)	10,000,000	9,956,859

		41,311,489

Automotive Parts & Equipment-0.53%
American Honda Finance Corp., 6.14% (SOFR + 0.78%), 04/23/2025(c)	10,000,000	10,002,770

Biotechnology-0.63%
Gilead Sciences, Inc., 3.70%, 04/01/2024	12,000,000	11,891,656

Construction Materials-0.42%
Vulcan Materials Co., 5.80%, 03/01/2026	8,000,000	7,933,734

Consumer Finance-2.27%
American Express Co., 2.25%, 03/04/2025	12,500,000	11,891,546
Capital One Financial Corp.
6.04% (SOFR + 0.69%), 12/06/2024(c)	7,000,000	6,919,513
4.17%, 05/09/2025(e)	9,600,000	9,406,593
General Motors Financial Co., Inc., 6.11% (SOFR + 0.76%), 03/08/2024(c)	14,628,000	14,615,999

		42,833,651

Diversified Banks-12.58%
Bank of America Corp., 3.46%, 03/15/2025(e)	8,050,000	7,954,934
Bank of America N.A., 5.53%, 08/18/2026	12,000,000	11,910,809
Bank of Montreal (Canada), 6.31% (SOFR + 0.95%), 09/25/2025(c)	5,000,000	5,008,602
Bank of Nova Scotia (The) (Canada), 6.44% (SOFR + 1.09%), 06/12/2025(c)	15,000,000	15,047,437
Barclays PLC (United Kingdom), 6.50%, 09/13/2027(e)	12,000,000	11,891,194

	Principal Amount	Value
Diversified Banks-(continued)
BPCE S.A. (France)
5.15%, 07/21/2024(d)	$5,040,000	$4,967,359
6.32% (SOFR + 0.96%), 09/25/2025(c)(d)	9,500,000	9,508,174
Canadian Imperial Bank of Commerce (Canada), 6.58% (SOFR + 1.22%), 10/02/2026(c)	10,000,000	10,004,984
Citibank N.A., 6.16% (SOFR + 0.81%), 09/29/2025(c)	9,524,000	9,529,912
Citigroup, Inc., 0.98%, 05/01/2025(e)	12,000,000	11,649,118
Fifth Third Bancorp, 3.65%, 01/25/2024	5,993,000	5,950,480
JPMorgan Chase & Co., 4.08%, 04/26/2026(e)	13,000,000	12,603,546
KeyBank N.A., 5.67% (SOFR + 0.32%), 06/14/2024(c)	8,109,000	7,930,370
Lloyds Banking Group PLC (United Kingdom)
4.45%, 05/08/2025	11,290,000	10,969,151
6.93% (SOFR + 1.56%), 08/07/2027(c)	9,474,000	9,491,959
Manufacturers & Traders Trust Co., 2.90%, 02/06/2025	11,588,000	10,990,595
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 02/25/2025	6,461,000	6,140,806
0.95%, 07/19/2025(b)(e)	9,000,000	8,657,591
National Securities Clearing Corp., 5.15%, 05/30/2025(d)	2,365,000	2,348,555
Sumitomo Mitsui Financial Group, Inc. (Japan), 0.51%, 01/12/2024	1,364,000	1,349,458
Swedbank AB (Sweden)
6.73% (SOFR + 1.38%), 06/15/2026(c)(d)	15,000,000	15,143,799
6.14%, 09/12/2026(d)	4,065,000	4,026,986
Toronto-Dominion Bank (The) (Canada)
6.44% (SOFR + 1.08%), 07/17/2026(b)(c)	12,500,000	12,513,069
7.00%, 10/20/2026(e)	9,800,000	9,800,198
Wells Fargo & Co., 6.68% (SOFR + 1.32%), 04/25/2026(b)(c)	12,000,000	12,064,065
Wells Fargo Bank N.A., 6.17% (SOFR + 0.80%), 08/01/2025(c)	10,000,000	10,009,340

		237,462,491

Diversified Capital Markets-0.83%
Macquarie Group Ltd. (Australia)
1.20%, 10/14/2025(d)(e)	7,143,000	6,796,177
6.07% (SOFR + 0.71%), 10/14/2025(c)(d)	9,000,000	8,945,060

		15,741,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

	Principal Amount	Value
Diversified Financial Services-0.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.88%, 01/16/2024	$12,500,000	$12,461,502

Diversified Metals & Mining-0.78%
BHP Billiton Finance (USA) Ltd. (Australia), 5.25%, 09/08/2026	14,815,000	14,693,075

Electric Utilities-0.60%
American Electric Power Co., Inc., Series M, 0.75%, 11/01/2023	3,797,000	3,797,000
NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/2025	7,600,000	7,597,906

		11,394,906

Health Care Equipment-0.52%
Boston Scientific Corp., 3.45%, 03/01/2024	10,000,000	9,912,409

Health Care Services-0.92%
Cigna Group (The), 5.69%, 03/15/2026	17,370,000	17,309,298

Investment Banking & Brokerage-3.04%
Charles Schwab Corp. (The)
5.85% (SOFR + 0.50%), 03/18/2024(c)	12,379,000	12,363,723
5.86% (SOFR + 0.52%), 05/13/2026(b)(c)	5,251,000	5,142,721
Goldman Sachs Group, Inc. (The)
5.85% (SOFR + 0.49%), 10/21/2024(b)(c)	6,538,000	6,523,207
5.70%, 11/01/2024	4,165,000	4,150,110
6.41% (SOFR + 1.07%), 08/10/2026(c)	10,000,000	9,979,910
Morgan Stanley
5.99% (SOFR + 0.63%), 01/24/2025(c)	7,228,000	7,211,292
3.62%, 04/17/2025(e)	12,230,000	12,072,947

		57,443,910

IT Consulting & Other Services-0.52%
International Business Machines Corp., 3.00%, 05/15/2024	10,000,000	9,855,312

Leisure Products-0.72%
Hasbro, Inc., 3.00%, 11/19/2024	14,000,000	13,554,951

Life & Health Insurance-8.25%
Athene Global Funding
0.95%, 01/08/2024(d)	5,000,000	4,948,463
2.51%, 03/08/2024(d)	10,173,000	10,034,143
6.05% (SOFR + 0.70%), 05/24/2024(c)(d)	9,750,000	9,716,831
Brighthouse Financial Global Funding, 6.12% (SOFR + 0.76%), 04/12/2024(c)(d)	13,508,000	13,460,225
Corebridge Global Funding
5.75%, 07/02/2026(d)	6,336,000	6,251,069
6.66% (SOFR + 1.30%), 09/25/2026(c)(d)	10,000,000	10,004,033

	Principal Amount	Value
Life & Health Insurance-(continued)
GA Global Funding Trust
1.00%, 04/08/2024(d)	$6,000,000	$5,840,067
0.80%, 09/13/2024(b)(d)	10,909,000	10,351,092
5.85% (SOFR + 0.50%), 09/13/2024(c)(d)	6,000,000	5,931,616
Jackson National Life Global Funding
6.51% (SOFR + 1.15%), 06/28/2024(c)(d)	10,000,000	10,019,240
5.50%, 01/09/2026(d)	16,667,000	16,323,556
Met Tower Global Funding, 5.40%, 06/20/2026(d)	12,000,000	11,882,741
MetLife, Inc., 3.60%, 04/10/2024	12,000,000	11,878,438
Pacific Life Global Funding II
5.97% (SOFR + 0.62%), 06/04/2026(c)(d)	6,420,000	6,372,246
6.41% (SOFR + 1.05%), 07/28/2026(c)(d)	12,500,000	12,494,335
Protective Life Global Funding, 5.37%, 01/06/2026(b)(d)	10,339,000	10,249,305

		155,757,400

Managed Health Care-0.42%
Humana, Inc., 5.70%, 03/13/2026 .	7,921,000	7,874,240

Multi-line Insurance-0.37%
New York Life Global Funding, 6.02% (SOFR + 0.65%), 05/02/2025(c)(d)	7,000,000	6,996,861

Multi-Utilities-0.12%
CenterPoint Energy, Inc., 5.99% (SOFR + 0.65%), 05/13/2024(c)	2,316,000	2,315,379

Office REITs-0.61%
Boston Properties L.P., 3.80%, 02/01/2024	11,577,000	11,494,752

Oil & Gas Exploration & Production-1.24%
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024	19,343,000	19,139,294
Pioneer Natural Resources Co., 5.10%, 03/29/2026	4,314,000	4,267,424

		23,406,718

Oil & Gas Storage & Transportation-1.52%
Enbridge, Inc. (Canada)
5.98% (SOFR + 0.63%), 02/16/2024(c)	4,606,000	4,609,225
5.97%, 03/08/2026	12,226,000	12,144,139
Kinder Morgan, Inc., 5.63%, 11/15/2023(d)	12,000,000	11,995,838

		28,749,202

Paper Products-0.66%
Georgia-Pacific LLC, 3.60%, 03/01/2025(d)	12,750,000	12,390,019

Pharmaceuticals-0.66%
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	12,500,000	12,480,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

	Principal Amount	Value
Regional Banks-1.07%
Huntington Bancshares, Inc., 2.63%, 08/06/2024	$5,105,000	$4,945,804
Morgan Stanley Bank N.A., 6.14% (SOFR + 0.78%), 07/16/2025(c)	10,135,000	10,138,229
Santander Holdings USA, Inc., 3.50%, 06/07/2024	5,186,000	5,083,370

		20,167,403

Research & Consulting Services-0.72%
Verisk Analytics, Inc., 4.00%, 06/15/2025	14,000,000	13,567,043

Restaurants-0.33%
Starbucks Corp., 5.76% (SOFR + 0.42%), 02/14/2024(b)(c)	6,318,000	6,318,106

Retail REITs-0.19%
Realty Income Corp., 5.05%, 01/13/2026	3,687,000	3,622,136

Specialized Finance-0.64%
Blackstone Private Credit Fund, 2.70%, 01/15/2025	12,645,000	12,002,916

Specialty Chemicals-0.23%
Sherwin-Williams Co. (The), 3.45%, 08/01/2025	4,500,000	4,315,106

Systems Software-0.51%
VMware, Inc., 1.00%, 08/15/2024 .	10,000,000	9,605,997

Technology Distributors-1.07%
Arrow Electronics, Inc.
4.00%, 04/01/2025	9,120,000	8,811,872
6.13%, 03/01/2026	11,494,000	11,412,449

		20,224,321

Telecom Tower REITs-0.68%
American Tower Corp., 4.00%, 06/01/2025	13,261,000	12,824,565

Trading Companies & Distributors-0.45%
Air Lease Corp., 4.25%, 02/01/2024	8,514,000	8,469,754

Total U.S. Dollar Denominated Bonds & Notes (Cost $920,492,541)		916,587,259

Asset-Backed Securities-17.66%
ABPCI Direct Lending Fund CLO II LLC (Cayman Islands), Series 2017-1A, Class A1R, 7.28% (3 mo. Term SOFR + 1.86%), 04/20/2032(c)(d)	2,000,000	1,986,352
Amur Equipment Finance Receivables XII LLC, Series 2023- 1A, Class A2, 6.09%, 12/20/2029(d)	14,970,000	14,944,566
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059(d)(f)	1,129,021	1,045,663
Series 2020-5, Class A1, 1.37%, 05/25/2065(d)(f)	1,951,588	1,757,814

	Principal Amount	Value
Atrium XIII (Cayman Islands), Series 13A, Class A1, 6.85% (3 mo. Term SOFR + 1.44%), 11/21/2030(c)(d)	$2,898,486	$2,895,573
AUF Funding LLC, Series 2022-1A, Class A1LN, 7.92% (3 mo. Term SOFR + 2.50%), 01/20/2031(c)(d)	11,951,669	11,966,431
Avis Budget Rental Car Funding (AESOP) LLC, Series 2019-2A, Class A, 3.35%, 09/22/2025(d)	9,000,000	8,817,775
Bear Stearns Asset Backed Securities I Trust, Series 2006- HE9, Class 2A, 5.72% (1 mo. Term SOFR + 0.39%), 11/25/2036(c)	689,456	667,062
BINOM Securitization Trust, Series 2021-INV1, Class A1, 2.03%, 06/25/2056(d)(f)	3,869,159	3,197,755
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(d)(f)	2,375,307	2,183,809
CBAM Ltd. (Cayman Islands), Series 2018-5A, Class A, 6.68% (3 mo. Term SOFR + 1.28%), 04/17/2031(c)(d)	5,951,622	5,917,257
Chesapeake Funding II LLC (Canada)
Series 2023-1A, Class A2, 6.57% (30 Day Average SOFR + 1.25%), 05/15/2035(c)(d)	11,310,450	11,330,535
Series 2023-2A, Class A2, 6.42% (30 Day Average SOFR + 1.10%), 10/15/2035(c)(d)	11,938,749	11,936,294
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 6.79% (1 mo. Term SOFR + 1.46%), 10/25/2037(c)(d)	34,516	34,494
Citizens Auto Receivables Trust, Series 2023-2, Class A2B, 6.05% (30 Day Average SOFR + 0.73%), 10/15/2026(c)(d)	5,000,000	4,994,363
COLT Mortgage Loan Trust
Series 2020-2R, Class A1, 1.33%, 10/26/2065(d)(f)	1,826,757	1,595,211
Series 2021-4, Class A1, 1.40%, 10/25/2066(d)(f)	11,790,503	8,978,575
CSMC Trust, Series 2014-2R, Class 27A1, 3.62% (1 mo. Term SOFR + 0.31%), 02/27/2046(c)(d)	11,390	11,330
CWABS, Inc. Asset-Backed Ctfs. Trust, Series 2004-4, Class M1, 6.16% (1 mo. Term SOFR + 0.83%), 07/25/2034(c)	503,028	495,863
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1, 0.90%, 04/25/2066(d)(f)	5,004,891	4,043,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

	Principal Amount	Value
Dryden 30 Senior Loan Fund (Cayman Islands), Series 2013- 30A, Class AR, 6.45% (3 mo. Term SOFR + 1.08%), 11/15/2028(c)(d)	$9,500,609	$9,471,993
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(d)(f)	1,303,999	1,199,797
Series 2020-2, Class A1, 1.18%, 10/25/2065(d)(f)	306,818	269,040
Enterprise Fleet Financing LLC, Series 2023-3, Class A2, 6.40%, 03/20/2030(d)	7,490,000	7,488,716
FS KKR MM CLO 1 LLC, Series 2019-1A, Class A1R, 7.51% (3 mo. Term SOFR + 2.11%), 01/15/2031(c)(d)	8,749,989	8,740,005
GM Financial Automobile Leasing Trust, Series 2023-2, Class A2B, 6.14% (30 Day Average SOFR + 0.82%), 10/20/2025(c)	2,192,367	2,195,602
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A2, 6.47% (30 Day Average SOFR + 1.15%), 06/15/2028(c)(d)	15,000,000	15,046,080
GoldenTree Loan Management US CLO 2 Ltd. (Cayman Islands), Series 2017-2A, Class AR, 6.59% (3 mo. Term SOFR + 1.17%), 11/20/2030(c)(d)	8,553,564	8,527,082
GoldenTree Loan Opportunities IX Ltd. (Cayman Islands), Series 2014-9A, Class AR2, 6.76% (3 mo. Term SOFR + 1.37%), 10/29/2029(c)(d)	4,240,662	4,237,278
Golub Capital Partners CLO 34(M) Ltd. (Cayman Islands), Series 2017-34A, Class AR2, 7.10% (3 mo. Term SOFR + 1.71%), 03/14/2031(c)(d)	12,967,705	12,853,345
Golub Capital Partners CLO 36(M) Ltd. (Cayman Islands), Series 2018-36A, Class A, 6.95% (3 mo. Term SOFR + 1.56%), 02/05/2031(c)(d)	4,539,053	4,513,253
Golub Capital Partners CLO 45(M) Ltd. (Cayman Islands), Series 2019-45A, Class A, 7.40% (3 mo. Term SOFR + 1.98%), 10/20/2031(c)(d)	5,000,000	4,976,280
Golub Capital Partners CLO 47(M) Ltd. (Cayman Islands), Series 2020-47A, Class A1, 7.33% (3 mo. Term SOFR + 1.94%), 05/05/2032(c)(d)	10,000,000	9,949,320
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.38%, 09/27/2060(d)(f)	1,710,566	1,531,004

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 6.02% (1 mo. Term SOFR + 0.70%), 01/25/2036(c)	$666,990	$647,400
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2B, 6.07% (30 Day Average SOFR + 0.75%), 09/15/2025(c)(d)	3,174,053	3,178,447
KKR CLO 21 Ltd. (Cayman Islands), Series A, 6.66% (3 mo. Term SOFR + 1.26%), 04/15/2031(c)(d)	1,901,864	1,891,990
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-NQM1, Class A1, 7.28%, 09/25/2068(d)(g)	8,000,000	8,025,982
Nationstar Home Equity Loan Trust, Series 2007-B, Class 1AV1, 5.66% (1 mo. Term SOFR + 0.33%), 04/25/2037(c)	301,728	298,617
Navient Private Education Refi Loan Trust
Series 2020-FA, Class A, 1.22%, 07/15/2069(d)	1,867,506	1,657,256
Series 2021-FA, Class A, 1.11%, 02/18/2070(d)	3,572,413	2,951,267
Neuberger Berman CLO XIV Ltd. (Cayman Islands), Series 2013- 14A, Class AR2, 6.68% (3 mo. Term SOFR + 1.29%), 01/28/2030(c)(d)	8,318,030	8,294,007
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman Islands), Series 2017-25A, Class AR, 6.59% (3 mo. Term SOFR + 1.19%), 10/18/2029(c)(d)	9,394,239	9,349,541
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1, 6.94% (1 mo. Term SOFR + 1.61%), 06/25/2057(c)(d)	276,452	274,313
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(d)(f)	1,690,926	1,530,872
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(d)(f)	1,159,497	1,027,946
OBX Trust
Series 2018-EXP1, Class 2A1, 6.29% (1 mo. Term SOFR + 0.96%), 04/25/2048(c)(d)	90,669	89,931
Series 2021-NQM2, Class A1, 1.10%, 05/25/2061(d)(f)	8,857,133	6,481,506
OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 6.80% (3 mo. Term SOFR + 1.38%), 07/20/2029(c)(d)	4,246,324	4,230,035
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A1R2, 6.64% (3 mo. Term SOFR + 1.26%), 01/25/2031(c)(d)	4,510,856	4,488,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

	Principal Amount		Value
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class AR2, 6.68% (3 mo. Term SOFR + 1.30%), 02/20/2030(c)(d)		$7,759,971	$7,726,347
Residential Mortgage Loan Trust
Series 2019-3, Class A1, 2.63%, 09/25/2059(d)(f)		606,372	588,460
Series 2020-1, Class A1, 2.38%, 01/26/2060(d)(f)		835,378	793,525
SBNA Auto Lease Trust, Series 2023-A, Class A3, 6.51%, 04/20/2027(d)		12,000,000	12,011,154
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(d)(f)		210,621	195,482
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(d)(f)		2,770,454	2,432,187
Series 2021-2, Class A1, 0.94%, 05/25/2065(d)(f)		2,701,069	2,376,340
Series 2021-4, Class A1, 1.16%, 08/25/2056(d)(f)		8,534,420	6,777,159
Stratus CLO Ltd. (Cayman Islands), Series 2021-2A, Class A, 6.58% (3 mo. Term SOFR + 1.16%), 12/28/2029(c)(d)		8,438,363	8,400,981
TRK Trust, Series 2021-INV1, Class A1, 1.15%, 07/25/2056(d)(f)		6,175,482	5,157,149
Verus Securitization Trust
Series 2020-1, Class A1, 2.42%, 01/25/2060(d)(g)		1,278,029	1,200,489
Series 2020-5, Class A1, 1.22%, 05/25/2065(d)(g)		2,690,877	2,444,285
Series 2021-4, Class A1, 0.94%, 07/25/2066(d)(f)		9,857,612	7,514,317
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(d)(g)		7,750,439	7,709,200
Series 2023-7, Class A1, 7.07%, 10/25/2068(d)(g)		10,000,000	9,999,441
Series 2023-INV2, Class A1, 6.44%, 08/25/2068(d)(g)		8,670,685	8,600,704
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(d).		2,381,192	2,102,022
World Omni Automobile Lease Securitization Trust, Series 2023- A, Class A2B, 6.08% (30 Day Average SOFR + 0.76%), 11/17/2025(c)		3,061,460	3,065,512

Total Asset-Backed Securities (Cost $349,193,095)			333,311,301

Non-U.S. Dollar Denominated Bonds & Notes-2.50%
Sovereign Debt-2.50%
Japan Treasury Discount Bill (Japan), Series 1185, 0.00%, 01/09/2024(h)(i) (Cost $48,027,429)	JPY	7,150,000,000	47,229,418

	Principal Amount	Value
Variable Rate Senior Loan Interests-0.07%(j)(k)
Aerospace & Defense-0.07%
Fly Funding II S.a.r.l. (India), Term Loan B, 7.38% (3 mo. SOFR + 1.75%), 08/09/2025(c) (Cost $1,335,625)	$1,338,674	$1,276,760

	Shares
Exchange-Traded Funds-0.05%
Invesco AAA CLO Floating Rate Note ETF(b)(l) (Cost $996,840)	39,000	994,305

	Principal Amount
Commercial Paper-28.79%(m)
3M Co., 5.07%, 02/05/2024(d)	$14,475,000	14,264,519
AES Corp. (The)
6.07%, 11/02/2023	14,000,000	13,995,319
6.25%, 11/07/2023	10,000,000	9,988,285
6.26%, 11/14/2023	10,000,000	9,975,862
Arrow Electronics, Inc., 5.85%, 11/17/2023(d)	13,500,000	13,462,668
AT&T, Inc.
5.38%, 11/21/2023(d)	10,000,000	9,968,628
5.42%, 12/19/2023(d)	15,000,000	14,887,443
5.60%, 03/19/2024(d)	10,000,000	9,776,972
AutoNation, Inc.
5.96%, 11/02/2023(d)	5,000,000	4,998,416
5.97%, 11/15/2023(d)	9,000,000	8,978,314
Barclays Capital, Inc.
5.74%, 12/21/2023	7,500,000	7,442,345
5.13%, 02/01/2024	8,000,000	7,885,126
6.14%, 07/24/2024	15,000,000	14,366,209
Bayer Corp.
6.31%, 07/16/2024(d)	15,000,000	14,353,040
6.30%, 07/24/2024(d)	10,000,000	9,555,371
6.15%, 08/12/2024(d)	10,000,000	9,524,790
Brookfield Infrastructure Holdings Canada, Inc.
5.94%, 11/07/2023	7,000,000	6,992,616
5.96%, 11/21/2023	11,000,000	10,964,426
6.06%, 12/05/2023	10,000,000	9,945,604
6.06%, 12/06/2023	15,000,000	14,916,045
Conagra Brands, Inc.
5.77%, 11/08/2023(d)	20,000,000	19,974,712
5.76%, 11/10/2023(d)	12,500,000	12,480,211
Crown Castle, Inc.
6.04%, 11/02/2023(d)	10,000,000	9,996,832
6.03%, 11/07/2023(d)	15,000,000	14,983,244
5.96%, 11/14/2023(d)	9,000,000	8,979,785
General Motors Financial Co., Inc., 5.73%, 12/08/2023(d)	4,500,000	4,472,746
Glencore Funding LLC, 5.90%, 11/16/2023(d)	12,000,000	11,970,348
Global Payments, Inc.
5.96%, 11/01/2023	6,000,000	5,999,005
5.98%, 11/06/2023	8,200,000	8,191,824
6.06%, 11/20/2023	17,500,000	17,440,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

	Principal Amount	Value
Harley-Davidson Financial Services, Inc.
5.82%, 11/02/2023(d)	$3,300,000	$3,298,988
6.06%, 11/06/2023(d)	24,200,000	24,177,721
5.97%, 11/13/2023(d)	5,000,000	4,989,936
HSBC USA, Inc.
5.64%, 01/12/2024(d)	10,000,000	9,887,005
6.40%, 08/01/2024(d)	15,000,000	14,314,582
Humana, Inc., 5.47%, 11/01/2023(d)	13,300,000	13,297,932
Jabil, Inc., 6.03%, 11/01/2023(d)	2,500,000	2,499,579
Mitsubishi HC Finance America LLC, 5.63%, 11/20/2023	14,200,000	14,156,243
National Fuel Gas Co.
6.08%, 11/17/2023	14,000,000	13,963,762
6.04%, 11/21/2023	4,950,000	4,934,107
6.05%, 11/27/2023	9,500,000	9,460,542
Nutrien Financial US LLC, 5.73%, 11/28/2023(d)	15,000,000	14,933,574
Oglethorpe Power Corp., 5.56%, 11/03/2023(d)	11,000,000	10,994,992
Oracle Corp.
5.52%, 11/17/2023(d)	8,036,000	8,015,215
5.63%, 12/01/2023(d)	4,306,000	4,285,566
UBS AG
6.13%, 07/24/2024(d)	14,750,000	14,128,960
6.13%, 08/21/2024(d)	10,000,000	9,524,190
VW Credit, Inc., 5.65%, 11/21/2023(d)	12,000,000	11,961,472
WGL Holdings, Inc.
6.02%, 11/02/2023(d)	6,000,000	5,998,180
5.95%, 11/03/2023(d)	13,000,000	12,994,081
6.08%, 11/07/2023(d)	5,000,000	4,994,677

Total Commercial Paper (Cost $543,454,207)		543,542,995

	Principal Amount	Value
Certificates of Deposit-1.27%
Diversified Banks-1.27%
Natixis S.A., 6.00%, 07/26/2024	$12,000,000	$12,000,984
Standard Chartered Bank, 6.00%, 08/30/2024	12,000,000	11,999,906

		24,000,890

Total Certificates of Deposit (Cost $24,000,000)		24,000,890

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.89% (Cost $1,887,499,737)		1,866,942,928

	Shares
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.38%
Invesco Private Government Fund, 5.32%(l)(n)(o)	7,266,577	7,266,577
Invesco Private Prime Fund, 5.53%(l)(n)(o)	18,689,406	18,691,275

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,959,267)		25,957,852

TOTAL INVESTMENTS IN SECURITIES-100.27% (Cost $1,913,459,004)		1,892,900,780
OTHER ASSETS LESS LIABILITIES-(0.27)%		(5,180,742)

NET ASSETS-100.00%		$1,887,720,038

Investment Abbreviations:

CLO	-Collateralized Loan Obligation
Ctfs.	-Certificates
ETF	-Exchange-Traded Fund
JPY	-Japanese Yen
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $957,175,213, which represented 50.71% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Invesco AAA CLO Floating Rate Note ETF	$-	$996,840	$-	$(2,535)	$-	$994,305	$40,628

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	546,142	65,252,636	(58,532,201)	-	-	7,266,577	105,290	*

Invesco Private Prime Fund	1,404,000	137,450,752	(120,159,383)	(1,415)	(2,679)	18,691,275	283,072	*

Total	$1,950,142	$203,700,228	$(178,691,584)	$(3,950)	$(2,679)	$26,952,157	$428,990

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

	Open Forward Foreign Currency Contracts

		Contract to				Unrealized
Settlement Date	Counterparty	Deliver			Receive	Appreciation

Currency Risk

1/9/2024	CIBC World Markets Inc.	JPY	7,150,000,000	USD	48,794,879	$1,005,945

Abbreviations:

JPY -Japanese Yen

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Variable Rate Investment Grade ETF (VRIG)

October 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-38.77%
Agricultural & Farm Machinery-0.09%
John Deere Capital Corp., 5.91% (SOFR + 0.56%), 03/07/2025(b)(c)	$678,000	$679,727

Automobile Manufacturers-2.59%
BMW US Capital LLC (Germany), 6.20% (SOFR + 0.84%), 04/01/2025(c)(d)	897,000	900,776
Ford Motor Credit Co. LLC, 8.30% (SOFR + 2.95%), 03/06/2026(c)	3,988,000	4,023,442
Hyundai Capital America
6.52% (SOFR + 1.15%), 08/04/2025(c)(d)	3,000,000	3,001,146
6.68% (SOFR + 1.32%), 11/03/2025(c)(d)	2,699,000	2,701,519
Mercedes-Benz Finance North America LLC (Germany), 6.29% (SOFR + 0.93%), 03/30/2025(c)(d)	2,000,000	2,013,323
Toyota Motor Credit Corp.
5.61% (SOFR + 0.26%), 06/18/2024(c)	3,000,000	2,997,407
5.92% (SOFR + 0.56%), 01/10/2025(b)(c)	2,500,000	2,500,915
Volkswagen Group of America Finance LLC (Germany), 6.30% (SOFR + 0.95%), 06/07/2024(c)(d)	1,667,000	1,670,293

		19,808,821

Commercial & Residential Mortgage Finance-0.51%
Nationwide Building Society (United Kingdom), 6.64% (SOFR + 1.29%), 02/16/2028(c)(d)	4,000,000	3,889,820

Construction Machinery & Heavy Transportation Equipment-0.85%
Daimler Trucks Finance North America LLC (Germany)
6.36% (SOFR + 1.00%), 04/05/2024(c)(d)	3,500,000	3,504,329
6.10% (SOFR + 0.75%), 12/13/2024(c)(d)	3,000,000	2,996,589

		6,500,918

Consumer Finance-2.75%
American Express Co.
5.57% (SOFR + 0.23%), 11/03/2023(b)(c)	2,500,000	2,499,993
6.72% (SOFR + 1.35%), 10/30/2026(c)	4,000,000	4,007,198
6.33% (SOFR + 0.97%), 07/28/2027(c)	2,500,000	2,475,016
Capital One Financial Corp.
6.04% (SOFR + 0.69%), 12/06/2024(c)	3,000,000	2,965,506
6.69% (SOFR + 1.35%), 05/09/2025(b)(c)	3,499,000	3,479,252
General Motors Financial Co., Inc.
6.11% (SOFR + 0.76%), 03/08/2024(c)	1,154,000	1,153,053
6.66% (SOFR + 1.30%), 04/07/2025(c)	2,500,000	2,504,040
6.39% (SOFR + 1.04%), 02/26/2027(c)	2,000,000	1,968,227

		21,052,285

	Principal Amount	Value
Diversified Banks-18.09%
ABN AMRO Bank N.V. (Netherlands), 7.13% (SOFR + 1.78%), 09/18/2027(b)(c)(d)	$4,000,000	$4,003,606
Banco Santander S.A. (Spain), 6.59% (SOFR + 1.24%), 05/24/2024(c)	2,600,000	2,610,881
Bank of America Corp.
6.46% (SOFR + 1.10%), 04/25/2025(c)	3,500,000	3,505,629
6.40% (3 mo. Term SOFR + 1.03%), 02/05/2026(c)	1,042,000	1,041,932
6.43% (3 mo. Term SOFR + 1.02%), 09/15/2026(c)	2,696,000	2,644,632
6.33% (SOFR + 0.97%), 07/22/2027(b)(c)	3,500,000	3,462,345
6.42% (SOFR + 1.05%), 02/04/2028(b)(c)	1,685,000	1,666,954
Bank of Montreal (Canada), 6.68% (SOFR + 1.33%), 06/05/2026(c)	2,429,000	2,440,345
Bank of Nova Scotia (The) (Canada)
5.90% (SOFR + 0.55%), 03/02/2026(c)	2,500,000	2,476,601
5.25%, 06/12/2028	2,500,000	2,396,944
Banque Federative du Credit Mutuel S.A. (France), 6.76% (SOFR + 1.40%), 07/13/2026(c)(d)	4,200,000	4,212,194
Barclays PLC (United Kingdom), 7.23% (SOFR + 1.88%), 09/13/2027(c)	2,500,000	2,504,834
BPCE S.A. (France), 7.34% (SOFR + 1.98%), 10/19/2027(c)(d)	5,000,000	4,999,340
Canadian Imperial Bank of Commerce (Canada), 6.58% (SOFR + 1.22%), 10/02/2026(b)(c)	3,000,000	3,001,495
Citigroup, Inc.
6.04% (SOFR + 0.67%), 05/01/2025(c)	2,500,000	2,492,165
6.72% (SOFR + 1.37%), 05/24/2025(c)	3,000,000	3,008,487
6.91% (3 mo. Term SOFR + 1.51%), 07/01/2026(c)	1,882,000	1,891,100
Commonwealth Bank of Australia (Australia), 5.87% (SOFR + 0.52%), 06/15/2026(c)(d)	3,000,000	2,990,716
HSBC Holdings PLC (United Kingdom)
6.78% (SOFR + 1.43%), 03/10/2026(c)	4,500,000	4,512,311
7.05% (3 mo. Term SOFR + 1.64%), 09/12/2026(c)	3,000,000	3,012,431
6.91% (SOFR + 1.57%), 08/14/2027(c)	2,500,000	2,508,883
Huntington National Bank (The), 6.54% (SOFR + 1.19%), 05/16/2025(b)(c)	3,300,000	3,216,023
ING Groep N.V. (Netherlands)
7.00% (SOFR + 1.64%), 03/28/2026(c)	3,500,000	3,522,400
6.37% (SOFR + 1.01%), 04/01/2027(c)	4,214,000	4,152,681
6.91% (SOFR + 1.56%), 09/11/2027(c)	3,500,000	3,505,881
JPMorgan Chase & Co.
5.89% (SOFR + 0.54%), 06/01/2025(b)(c)	4,000,000	3,984,704
5.95% (SOFR + 0.60%), 12/10/2025(c)	3,000,000	2,985,985
6.68% (SOFR + 1.32%), 04/26/2026(b)(c)	2,400,000	2,414,703
6.53% (SOFR + 1.18%), 02/24/2028(c)	3,500,000	3,478,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
Diversified Banks-(continued)
KeyBank N.A.
5.67% (SOFR + 0.32%), 06/14/2024(c)	$2,500,000	$2,444,928
5.67% (SOFR + 0.32%), 06/14/2024(b)(c)	1,351,000	1,318,163
Lloyds Banking Group PLC (United Kingdom), 6.93% (SOFR + 1.56%), 08/07/2027(c)	3,158,000	3,163,986
Mitsubishi UFJ Financial Group, Inc. (Japan)
7.01% (SOFR + 1.65%), 07/18/2025(b)(c)	2,500,000	2,513,507
6.28% (SOFR + 0.94%), 02/20/2026(c)	3,500,000	3,501,961
NatWest Markets PLC (United Kingdom), 5.87% (SOFR + 0.53%), 08/12/2024(c)(d)	571,000	569,928
Royal Bank of Canada (Canada)
6.20% (SOFR + 0.84%), 04/14/2025(b)(c)	4,000,000	4,000,412
6.44% (SOFR + 1.08%), 07/20/2026(b)(c)	3,000,000	3,004,385
Societe Generale S.A. (France), 6.41% (SOFR + 1.05%), 01/21/2026(c)(d)	4,500,000	4,475,726
Standard Chartered PLC (United Kingdom)
7.10% (SOFR + 1.74%), 03/30/2026(b)(c)(d)	3,108,000	3,123,062
7.29% (SOFR + 1.93%), 07/06/2027(c)(d)	4,000,000	4,017,254
7.40% (SOFR + 2.03%), 02/08/2028(c)(d)	4,000,000	4,000,000
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.79% (SOFR + 1.43%), 01/13/2026(c)	2,000,000	2,018,959
Svenska Handelsbanken AB (Sweden), 6.60% (SOFR + 1.25%), 06/15/2026(b)(c)(d)	1,275,000	1,285,523
Swedbank AB (Sweden), 6.27% (SOFR + 0.91%), 04/04/2025(c)(d)	4,615,000	4,621,470
Truist Bank, 5.56% (SOFR + 0.20%), 01/17/2024(c)	3,000,000	2,995,262
USB Realty Corp., 6.80% (3 mo. Term SOFR + 1.41%)(c)(d)(e)	1,100,000	797,278
Wells Fargo & Co., 6.68% (SOFR + 1.32%), 04/25/2026(c)	2,000,000	2,010,678

		138,507,594

Diversified Capital Markets-0.20%
Deutsche Bank AG (Germany), 6.56% (SOFR + 1.22%), 11/16/2027(c)	1,550,000	1,488,500

Electric Utilities-0.63%
NextEra Energy Capital Holdings, Inc., 6.38% (SOFR + 1.02%), 03/21/2024(b)(c)	4,850,000	4,851,019

Health Care Equipment-0.39%
Baxter International, Inc., 5.61% (SOFR + 0.26%), 12/01/2023(c)	3,000,000	2,998,905

Health Care Services-0.28%
Roche Holdings, Inc., 5.59% (SOFR + 0.24%), 03/05/2024(c)(d)	2,161,000	2,161,530

	Principal Amount	Value
Industrial Conglomerates-0.32%
General Electric Co., 6.01% (3 mo. Term SOFR + 0.64%), 05/05/2026(c)	$2,481,000	$2,472,068

Integrated Telecommunication Services-0.65%
AT&T, Inc., 6.85% (3 mo. Term SOFR + 1.44%), 06/12/2024(b)(c)	3,832,000	3,851,387
Verizon Communications, Inc., 6.15% (SOFR + 0.79%), 03/20/2026(c)	1,116,000	1,122,121

		4,973,508

Investment Banking & Brokerage-2.70%
Charles Schwab Corp. (The)
5.85% (SOFR + 0.50%), 03/18/2024(c)	5,767,000	5,759,883
5.86% (SOFR + 0.52%), 05/13/2026(c)	4,303,000	4,214,269
6.40% (SOFR + 1.05%), 03/03/2027(b)(c)	4,000,000	3,948,097
Goldman Sachs Group, Inc. (The)
6.06% (SOFR + 0.70%), 01/24/2025(c)	2,535,000	2,529,096
7.40% (3 mo. Term SOFR + 2.01%), 10/28/2027(c)	1,220,000	1,245,761
Morgan Stanley, 6.53% (SOFR + 1.17%), 04/17/2025(c)	3,000,000	3,005,241

		20,702,347

Life & Health Insurance-4.90%
Athene Global Funding
6.05% (SOFR + 0.70%), 05/24/2024(c)(d)	5,000,000	4,982,990
6.07% (SOFR + 0.72%), 01/07/2025(c)(d)	3,500,000	3,450,082
Brighthouse Financial Global Funding, 6.12% (SOFR + 0.76%), 04/12/2024(c)(d)	2,500,000	2,491,158
Corebridge Global Funding, 6.66% (SOFR + 1.30%), 09/25/2026(c)(d)	4,000,000	4,001,613
GA Global Funding Trust
5.85% (SOFR + 0.50%), 09/13/2024(c)(d)	4,000,000	3,954,411
6.72% (SOFR + 1.36%), 04/11/2025(c)(d)	5,820,000	5,778,215
Jackson National Life Global Funding, 6.51% (SOFR + 1.15%), 06/28/2024(c)(d)	4,205,000	4,213,090
Pacific Life Global Funding II
5.97% (SOFR + 0.62%), 06/04/2026(c)(d)	4,222,000	4,190,595
6.41% (SOFR + 1.05%), 07/28/2026(c)(d)	2,040,000	2,039,076
Protective Life Global Funding, 6.34% (SOFR + 0.98%), 03/28/2025(c)(d)	2,425,000	2,434,062

		37,535,292

Multi-line Insurance-0.88%
Metropolitan Life Global Funding I, 5.68% (SOFR + 0.32%), 01/07/2024(c)(d)	2,750,000	2,750,251
New York Life Global Funding, 5.83% (SOFR + 0.48%), 06/09/2026(c)(d)	4,000,000	3,962,764

		6,713,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
Multi-Utilities-0.74%
CenterPoint Energy, Inc., 5.99% (SOFR + 0.65%), 05/13/2024(c)	$5,689,000	$5,687,475

Oil & Gas Storage & Transportation-0.15%
Enbridge, Inc. (Canada), 5.98% (SOFR + 0.63%), 02/16/2024(c)	1,152,000	1,152,807

Pharmaceuticals-0.54%
Bayer US Finance II LLC (Germany), 6.68% (3 mo. Term SOFR + 1.27%), 12/15/2023(c)(d)	4,105,000	4,105,768

Regional Banks-1.12%
Morgan Stanley Bank N.A., 6.53% (SOFR + 1.17%), 10/30/2026(c)	4,000,000	4,006,603
Truist Financial Corp., 5.75% (SOFR + 0.40%), 06/09/2025(b)(c)	4,702,000	4,602,852

		8,609,455

Wireless Telecommunication Services-0.39%
Vodafone Group PLC (United Kingdom), 6.65% (3 mo. Term SOFR + 1.25%), 01/16/2024(c)	2,940,000	2,943,644

Total U.S. Dollar Denominated Bonds & Notes (Cost $297,435,554)		296,834,498

U.S. Treasury Securities-24.03%
U.S. Treasury Floating Rate Notes-24.03%
5.52% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.13%), 07/31/2025(c) (Cost $183,966,773)	184,000,000	183,985,186

Agency Credit Risk Transfer Notes-16.99%
Fannie Mae Connecticut Avenue Securities
Series 2019-R01, Class 2M2, 7.89% (30 Day Average SOFR + 2.56%), 07/25/2031(c)(d)(f)	292,742	293,167
Series 2021-R01, Class 1M1, 6.07% (30 Day Average SOFR + 0.75%), 10/25/2041(c)(d)(f)	345,965	345,130
Series 2021-R03, Class 1M1, 6.17% (30 Day Average SOFR + 0.85%), 12/25/2041(c)(d)(f)	2,550,287	2,535,924
Series 2022-R01, Class 1M1, 6.32% (30 Day Average SOFR + 1.00%), 12/25/2041(c)(d)(f)	1,011,056	1,004,635
Series 2022-R01, Class 1M2, 7.22% (30 Day Average SOFR + 1.90%), 12/25/2041(c)(d)(f)	1,000,000	986,751
Series 2022-R02, Class 2M1, 6.52% (30 Day Average SOFR + 1.20%), 01/25/2042(c)(d)(f)	2,077,940	2,071,621
Series 2022-R02, Class 2M2, 8.32% (30 Day Average SOFR + 3.00%), 01/25/2042(c)(d)(f)	4,000,000	4,005,304
Series 2022-R03, Class 1M1, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(d)(f)	1,427,450	1,441,202

	Principal Amount	Value
Series 2022-R04, Class 1M1, 7.32% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(d)(f)	$2,009,821	$2,021,069
Series 2022-R04, Class 1M2, 8.42% (30 Day Average SOFR + 3.10%), 03/25/2042(c)(d)(f)	3,400,000	3,468,433
Series 2022-R05, Class 2M1, 7.22% (30 Day Average SOFR + 1.90%), 04/25/2042(c)(d)(f)	2,256,993	2,260,813
Series 2022-R05, Class 2M2, 8.32% (30 Day Average SOFR + 3.00%), 04/25/2042(c)(d)(f)	1,750,000	1,767,648
Series 2022-R06, Class 1M1, 8.07% (30 Day Average SOFR + 2.75%), 05/25/2042(c)(d)(f)	1,177,943	1,205,559
Series 2022-R07, Class 1M1, 8.27% (30 Day Average SOFR + 2.95%), 06/25/2042(c)(d)(f)	2,969,287	3,038,327
Series 2022-R08, Class 1M1, 7.87% (30 Day Average SOFR + 2.55%), 07/25/2042(c)(d)(f)	2,574,221	2,619,209
Series 2023-R01, Class 1M1, 7.72% (30 Day Average SOFR + 2.40%), 12/25/2042(c)(d)(f)	4,875,754	4,936,926
Series 2023-R01, Class 1M2, 9.07% (30 Day Average SOFR + 3.75%), 12/25/2042(c)(d)(f)	1,225,000	1,288,098
Series 2023-R02, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 01/25/2043(c)(d)(f)	547,534	555,066
Series 2023-R02, Class 1M2, 8.67% (30 Day Average SOFR + 3.35%), 01/25/2043(c)(d)(f)	700,000	719,754
Series 2023-R03, Class 2M1, 7.82% (30 Day Average SOFR + 2.50%), 04/25/2043(c)(d)(f)	4,424,188	4,478,845
Series 2023-R04, Class 1M1, 7.62% (30 Day Average SOFR + 2.30%), 05/25/2043(c)(d)(f)	4,159,337	4,218,069
Series 2023-R04, Class 1M2, 8.87% (30 Day Average SOFR + 3.55%), 05/25/2043(c)(d)(f)	4,000,000	3,563,645
Series 2023-R05, Class 1M1, 7.22% (30 Day Average SOFR + 1.90%), 06/25/2043(c)(d)(f)	1,474,562	1,481,513
Series 2023-R05, Class 1M2, 8.42% (30 Day Average SOFR + 3.10%), 06/25/2043(c)(d)(f)	1,100,000	1,124,490
Series 2023-R06, Class 1M1, 7.02% (30 Day Average SOFR + 1.70%), 07/25/2043(c)(d)(f)	1,981,063	1,982,569
Series 2023-R06, Class 1M2, 8.02% (30 Day Average SOFR + 2.70%), 07/25/2043(c)(d)(f)	1,365,000	1,379,422
Series 2023-R07, Class 2M2, 8.57% (30 Day Average SOFR + 3.25%), 09/25/2043(c)(d)(f)	2,500,000	2,538,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
Freddie Mac
Series 2020-DNA1, Class M2, STACR®, 7.14% (30 Day Average SOFR + 1.81%), 01/25/2050(c)(d)(g)	$281,946	$282,323
Series 2020-DNA5, Class M2, STACR®, 8.12% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(d)(g)	812,934	823,928
Series 2021-DNA2, Class M2, STACR®, 7.62% (30 Day Average SOFR + 2.30%), 08/25/2033(c)(d)(g)	4,365,942	4,386,884
Series 2021-DNA3, Class M1, STACR®, 6.07% (30 Day Average SOFR + 0.75%), 10/25/2033(c)(d)(g)	591,559	589,991
Series 2021-DNA3, Class M2, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 10/25/2033(c)(d)(g)	3,125,000	3,134,557
Series 2021-DNA5, Class M2, STACR®, 6.97% (30 Day Average SOFR + 1.65%), 01/25/2034(c)(d)(g)	2,735,167	2,737,191
Series 2021-DNA6, Class M2, STACR®, 6.82% (30 Day Average SOFR + 1.50%), 10/25/2041(c)(d)(g)	5,571,181	5,493,528
Series 2021-HQA3, Class M1, STACR®, 6.17% (30 Day Average SOFR + 0.85%), 09/25/2041(c)(d)(g)	2,212,603	2,183,533
Series 2022-DNA2, Class M1A, STACR®, 6.62% (30 Day Average SOFR + 1.30%), 02/25/2042(c)(d)(g)	1,740,303	1,740,157
Series 2022-DNA2, Class M1B, STACR®, 7.72% (30 Day Average SOFR + 2.40%), 02/25/2042(c)(d)(g)	4,250,000	4,266,017
Series 2022-DNA3, Class M1A, STACR®, 7.32% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(d)(g)	2,749,349	2,775,298
Series 2022-DNA3, Class M1B, STACR®, 8.22% (30 Day Average SOFR + 2.90%), 04/25/2042(c)(d)(g)	4,730,000	4,828,649
Series 2022-DNA4, Class M1A, STACR®, 7.52% (30 Day Average SOFR + 2.20%), 05/25/2042(c)(d)(g)	2,120,073	2,148,099
Series 2022-DNA4, Class M1B, STACR®, 8.67% (30 Day Average SOFR + 3.35%), 05/25/2042(c)(d)(g)	1,500,000	1,551,805
Series 2022-DNA5, Class M1A, STACR®, 8.27% (30 Day Average SOFR + 2.95%), 06/25/2042(c)(d)(g)	1,639,153	1,680,425
Series 2022-DNA6, Class M1, STACR®, 9.02% (30 Day Average SOFR + 3.70%), 09/25/2042(c)(d)(g)	2,750,000	2,887,827
Series 2022-HQA1, Class M1A, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(d)(g)	2,497,402	2,488,183
Series 2022-HQA1, Class M1B, STACR®, 8.82% (30 Day Average SOFR + 3.50%), 03/25/2042(c)(d)(g)	3,000,000	3,089,721
Series 2022-HQA2, Class M1, STACR®, 9.32% (30 Day Average SOFR + 4.00%), 07/25/2042(c)(d)(g)	4,000,000	4,193,447

	Principal Amount	Value
Series 2022-HQA2, Class M1A, STACR®, 7.97% (30 Day Average SOFR + 2.65%), 07/25/2042(c)(d)(g)	$1,452,863	$1,478,928
Series 2022-HQA3, Class M1, STACR®, 7.62% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(d)(g)	1,550,900	1,571,609
Series 2022-HQA3, Class M1, STACR®, 8.87% (30 Day Average SOFR + 3.55%), 08/25/2042(c)(d)(g)	3,130,000	3,231,162
Series 2023-DNA1, Class M1, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 03/25/2043(c)(d)(g)	2,445,297	2,464,328
Series 2023-DNA1, Class M1, STACR®, 8.42% (30 Day Average SOFR + 3.10%), 03/25/2043(c)(d)(g)	2,775,000	2,854,312
Series 2023-DNA2, Class M1, STACR®, 7.42% (30 Day Average SOFR + 2.10%), 04/25/2043(c)(d)(g)	2,472,227	2,495,175
Series 2023-HQA1, Class M1, STACR®, 7.32% (30 Day Average SOFR + 2.00%), 05/25/2043(c)(d)(g)	581,893	584,394
Series 2023-HQA1, Class M1, STACR®, 8.82% (30 Day Average SOFR + 3.50%), 05/25/2043(c)(d)(g)	4,123,425	4,251,715
Series 2023-HQA2, Class M1, STACR®, 8.67% (30 Day Average SOFR + 3.35%), 06/25/2043(c)(d)(g)	2,500,000	2,561,440

Total Agency Credit Risk Transfer Notes (Cost $129,070,695)		130,106,128

Asset-Backed Securities-16.41%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(h)	45,586	44,628
Avis Budget Rental Car Funding (AESOP) LLC
Series 2019-2A, Class C, 4.24%, 09/22/2025(d)	4,250,000	4,166,402
Series 2020-2A, Class C, 4.25%, 02/20/2027(d)	1,300,000	1,217,499
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class B, 6.73% (1 mo. Term SOFR + 1.40%), 04/15/2036(c)(d)	4,000,000	3,963,595
BBCMS Mortgage Trust, Series 2019- BWAY, Class B, 6.76% (1 mo. Term SOFR + 1.42%), 11/15/2034(c)(d)	3,250,000	1,950,000
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-7, Class 6A, 5.61%, 10/25/2033(h)	103,021	95,541
Series 2003-8, Class 4A1, 5.18%, 01/25/2034(h)	111,162	106,156
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A, 6.38% (1 mo. Term SOFR + 1.04%), 10/15/2037(c)(d)	1,192,676	1,179,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
Series 2021-ACNT, Class B, 6.70% (1 mo. Term SOFR + 1.36%), 11/15/2038(c)(d)	$4,000,000	$3,915,557
Series 2021-VINO, Class B, 6.30% (1 mo. Term SOFR + 0.97%), 05/15/2038(c)(d)	1,776,197	1,731,520
Series 2021-VOLT, Class B, 6.40% (1 mo. Term SOFR + 1.06%), 09/15/2036(c)(d)	3,252,772	3,147,465
Series 2021-VOLT, Class D, 7.10% (1 mo. Term SOFR + 1.76%), 09/15/2036(c)(d)	1,250,000	1,195,932
BX Trust
Series 2021-LGCY, Class B, 6.30% (1 mo. Term SOFR + 0.97%), 10/15/2036(c)(d)	3,630,000	3,511,724
Series 2022-IND, Class C, 7.63% (1 mo. Term SOFR + 2.29%), 04/15/2037(c)(d)	2,807,478	2,752,004
Series 2022-LBA6, Class B, 6.63% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(d)	1,000,000	974,606
Cold Storage Trust, Series 2020-ICE5, Class A, 6.35% (1 mo. Term SOFR + 1.01%), 11/15/2037(c)(d)	2,457,476	2,431,941
COMM Mortgage Trust, Series 2019-521F, Class C, 6.78% (1 mo. Term SOFR + 1.45%), 06/15/2034(c)(d)	4,000,000	2,993,001
Commonbond Student Loan Trust
Series 2017-BGS, Class A2, 6.09% (1 mo. Term SOFR + 0.76%), 09/25/2042(c)(d)	234,067	228,276
Series 2018-AGS, Class A2, 5.94% (1 mo. Term SOFR + 0.61%), 02/25/2044(c)(d)	414,341	404,114
CPS Auto Receivables Trust, Series 2023-D, Class C, 7.17%, 01/15/2030(d)	4,000,000	4,004,095
DBCG Mortgage Trust, Series 2017-BBG, Class C, 8.50% (PRIME), 06/15/2034(c)(d)	3,750,000	3,664,382
Edsouth Indenture No. 9 LLC, Series 2015- 1, Class A, 6.24% (30 Day Average SOFR + 0.91%), 10/25/2056(c)(d)	343,642	338,459
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A2, 6.57% (30 Day Average SOFR + 1.25%), 05/15/2028(c)(d)	2,500,000	2,520,505
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A2, 6.47% (30 Day Average SOFR + 1.15%), 06/15/2028(c)(d)	4,000,000	4,012,288
Great Wolf Trust
Series 2019-WOLF, Class A, 6.48% (1 mo. Term SOFR + 1.15%), 12/15/2036(c)(d)	2,500,000	2,487,317
Series 2019-WOLF, Class B, 6.78% (1 mo. Term SOFR + 1.45%), 12/15/2036(c)(d)	3,384,000	3,345,855

	Principal Amount	Value
GS Mortgage Securities Corp. Trust
Series 2018-TWR, Class A, 6.53% (1 mo. Term SOFR + 1.20%), 07/15/2031(c)(d)	$3,000,000	$2,522,625
Series 2021-ROSS, Class A, 6.60% (1 mo. Term SOFR + 1.26%), 05/15/2026(c)(d)	2,500,000	2,220,373
Hertz Vehicle Financing LLC
Series 2021-1A, Class B, 1.56%, 12/26/2025(d)	1,350,000	1,285,262
Series 2021-1A, Class C, 2.05%, 12/26/2025(d)	4,000,000	3,807,558
Home Equity Asset Trust, Series 2004-5, Class M2, 6.38% (1 mo. Term SOFR + 1.06%), 11/25/2034(c)	594,646	589,325
HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 07/21/2031(d)	1,500,000	1,501,078
Invitation Homes Trust, Series 2018-SFR4, Class C, 6.85% (1 mo. Term SOFR + 1.51%), 01/17/2038(c)(d)	2,999,862	2,965,777
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class B, 6.84% (1 mo. Term SOFR + 1.51%), 06/15/2035(c)(d)	2,385,000	1,980,316
JP Morgan Mortgage Trust
Series 2019-6, Class A11, 6.33% (1 mo. Term SOFR + 1.01%), 12/25/2049(c)(d)	65,268	62,322
Series 2019-INV2, Class A1, 6.33% (1 mo. Term SOFR + 1.01%), 02/25/2050(c)(d)	196,228	186,088
Series 2019-INV3, Class A11, 6.00% (1 mo. Term SOFR + 1.11%), 05/25/2050(c)(d)	85,026	80,203
Series 2019-LTV3, Class A1, 6.28% (1 mo. Term SOFR + 0.96%), 03/25/2050(c)(d)	29,831	29,586
Series 2020-8, Class A11, 6.22% (30 Day Average SOFR + 0.90%), 03/25/2051(c)(d)	209,218	195,897
Series 2020-LTV1, Class A11, 6.00% (1 mo. Term SOFR + 1.11%), 06/25/2050(c)(d)	12,836	12,648
Series 2021-1, Class A11, 5.97% (30 Day Average SOFR + 0.65%), 06/25/2051(c)(d)	621,997	570,228
Med Trust, Series 2021-MDLN, Class B, 6.90% (1 mo. Term SOFR + 1.56%), 11/15/2038(c)(d)	2,985,671	2,897,357
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A1, 5.00% (30 Day Average SOFR + 0.95%), 08/25/2051(c)(d)	2,959,181	2,672,318
Merchants Fleet Funding LLC, Series 2023- 1A, Class A, 7.21%, 05/20/2036(d)	2,500,000	2,503,562
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 6.08% (1 mo. Term SOFR + 0.75%), 10/25/2028(c)	55,462	51,499
Series 2005-A2, Class A5, 4.14%, 02/25/2035(h)	42,577	38,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 6.55% (1 mo. Term SOFR + 1.22%), 04/15/2038(c)(d)	$2,306,227	$2,266,057
MHP Commercial Mortgage Trust, Series 2021-STOR, Class B, 6.35% (1 mo. Term SOFR + 1.01%), 07/15/2038(c)(d)	2,500,000	2,434,220
Nelnet Student Loan Trust, Series 2021-A, Class A2, 6.48% (1 mo. Term SOFR + 1.14%), 04/20/2062(c)(d)	2,680,000	2,626,963
OBX Trust
Series 2018-EXP1, Class 2A1, 6.29% (1 mo. Term SOFR + 0.96%), 04/25/2048(c)(d)	94,887	94,114
Series 2018-EXP2, Class 2A2, 6.39% (1 mo. Term SOFR + 1.06%), 07/25/2058(c)(d)	228,888	222,765
Series 2019-EXP1, Class 2A1B, 6.00% (1 mo. Term SOFR + 1.06%), 01/25/2059(c)(d)	1,199,031	1,175,253
Series 2019-EXP1, Class 2A2, 6.00% (1 mo. Term SOFR + 1.26%), 01/25/2059(c)(d)	119,904	118,205
Series 2019-EXP2, Class 2A2, 5.80% (1 mo. Term SOFR + 1.31%), 06/25/2059(c)(d)	203,639	192,874
Series 2019-INV2, Class A11, 6.38% (1 mo. Term SOFR + 1.06%), 05/27/2049(c)(d)	3,088,716	2,980,555
Series 2020-EXP1, Class 2A2, 6.39% (1 mo. Term SOFR + 1.06%), 02/25/2060(c)(d)	315,128	286,606
Series 2020-EXP3, Class 2A2, 6.64% (1 mo. Term SOFR + 1.31%), 01/25/2060(c)(d)	409,663	400,007
Series 2020-INV1, Class A11, 6.00% (1 mo. Term SOFR + 1.01%), 12/25/2049(c)(d)	199,747	185,792
OneMain Financial Issuance Trust, Series 2023-2A, Class A2, 6.82% (30 Day Average SOFR + 1.50%), 09/15/2036(c)(d)	4,000,000	3,970,337
RLGH Trust, Series 2021-TROT, Class B, 6.61% (1 mo. Term SOFR + 1.28%), 04/15/2036(c)(d)	3,000,000	2,906,573
SMB Private Education Loan Trust
Series 2019-B, Class A2B, 6.45% (1 mo. Term SOFR + 1.11%), 06/15/2037(c)(d)	1,856,338	1,839,199
Series 2020-A, Class A2B, 6.28% (1 mo. Term SOFR + 0.94%), 09/15/2037(c)(d)	1,118,571	1,103,778
Series 2021-A, Class A2A2, 6.18% (1 mo. Term SOFR + 0.84%), 01/15/2053(c)(d)	3,218,014	3,155,379
Series 2022-B, Class A1B, 6.77% (30 Day Average SOFR + 1.45%), 02/16/2055(c)(d)	2,436,298	2,419,330

	Principal Amount	Value
Series 2022-C, Class A1B, 7.17% (30 Day Average SOFR + 1.85%), 05/16/2050(c)(d)	$2,307,796	$2,316,396
Series 2023-C, Class A1B, 6.76% (30 Day Average SOFR + 1.55%), 11/15/2052(c)(d)	1,932,888	1,935,447
SMRT, Series 2022-MINI, Class B, 6.69% (1 mo. Term SOFR + 1.35%), 01/15/2039(c)(d)	4,655,000	4,511,571
Tesla Auto Lease Trust, Series 2023-A, Class B, 6.41%, 07/20/2027(d)	3,500,000	3,483,568
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2004-AR3, Class A2, 4.52%, 06/25/2034(h)	47,585	42,471
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL, 7.00% (1 mo. Term SOFR + 1.66%), 01/15/2059(c)(d)	2,500,000	2,470,123

Total Asset-Backed Securities (Cost $130,086,111)		125,692,918

U.S. Government Sponsored Agency Mortgage-Backed Securities-2.63%
Collateralized Mortgage Obligations-1.62%
Fannie Mae REMICs
5.74% (30 Day Average SOFR + 0.41%), 04/25/2035(c)	908,668	902,818
5.04% (30 Day Average SOFR + 0.43%), 01/25/2045(c)	569,812	549,823
5.94% (30 Day Average SOFR + 0.61%), 05/25/2046(c)	217,902	208,581
5.26% (30 Day Average SOFR + 0.41%), 09/25/2047(c)	566,866	547,858
5.50% (30 Day Average SOFR + 0.43%), 12/25/2047(c)	205,318	198,939
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN2, Class M1, 7.12% (30 Day Average SOFR + 1.80%), 07/25/2041(c)(d)	3,430,585	3,224,325
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series KF35, Class A, 5.78% (30 Day Average SOFR + 0.46%), 08/25/2024(c)	72,840	72,715
Series KF35, Class A, 5.82% (30 Day Average SOFR + 0.50%), 10/25/2025(c)	973,983	969,327
Series KF81, Class AS, 5.72% (30 Day Average SOFR + 0.40%), 06/25/2027(c)	1,218,926	1,208,674
Series Q008, Class A, 5.82% (30 Day Average SOFR + 0.50%), 10/25/2045(c)	453,057	450,976
Freddie Mac REMICs
4.90% (30 Day Average SOFR + 0.46%), 09/15/2038(c)	563,289	534,388
5.01% (30 Day Average SOFR + 0.56%), 09/15/2040(c)	462,414	442,412
5.94% (30 Day Average SOFR + 0.61%), 06/15/2041(c)	151,193	146,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
4.95% (30 Day Average SOFR + 0.43%), 08/15/2043(c)	$565,868	$529,215
5.79% (30 Day Average SOFR + 0.46%), 01/15/2048(c)	2,552,913	2,411,429

		12,397,623

Federal Home Loan Mortgage Corp. (FHLMC)-0.49%
ARM, 4.33% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.57%), 06/01/2037(c)	192,809	189,985
ARM, 5.28% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.74%), 11/01/2038(c)	235,348	237,815
ARM, 5.02% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.73%), 03/01/2043(c)	218,746	221,045
ARM, 3.38% (1 yr. U.S. Treasury Yield Curve Rate + 2.17%), 11/01/2048(c)	3,151,041	3,057,211

		3,706,056

Federal National Mortgage Association (FNMA)-0.52%
ARM, 4.02% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 02/01/2035(c)	45,167	44,528
ARM, 5.80% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 07/01/2035(c)	558,242	571,996
ARM, 7.04% (6 mo. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.57%), 07/01/2035(c)	35,200	35,547
ARM, 5.97% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 10/01/2036(c)	126,046	125,262
ARM, 4.53% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.78%), 03/01/2037(c)	185,829	183,808
ARM, 4.88% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.50%), 11/01/2037(c)	89,885	89,105
ARM, 3.07% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.58%), 04/01/2045(c)	3,012,797	2,960,964

		4,011,210

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $20,690,097)		20,114,889

	Principal Amount	Value
Certificate of Deposit-0.52%
Diversified Banks-0.52%
Wells Fargo Bank N.A., 6.00% (SOFR + 0.60%), 08/14/2024(c) (Cost $4,000,000)	$4,000,000	$4,003,531

	Shares
Money Market Funds-0.46%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(i)(j) (Cost $3,549,222)	3,549,222	3,549,222

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $768,798,452)		764,286,372

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.39%
Invesco Private Government Fund, 5.32%(i)(j)(k)	5,111,416	5,111,416
Invesco Private Prime Fund, 5.53%(i)(j)(k)	13,145,670	13,146,985

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,258,863)		18,258,401

TOTAL INVESTMENTS IN SECURITIES-102.20% (Cost $787,057,315)		782,544,773
OTHER ASSETS LESS LIABILITIES-(2.20)%		(16,836,048)

NET ASSETS-100.00%.		$765,708,725

Investment Abbreviations:
ARM	-Adjustable Rate Mortgage
Ctfs.	-Certificates
IBOR	-Interbank Offered Rate
REMICs	-Real Estate Mortgage Investment Conduits
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $368,344,523, which represented 48.11% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(g)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2023.

(i)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	October 31, 2022	at Cost	from Sales	(Depreciation)	Gain	October 31, 2023	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,075,009	$310,334,584	$(307,860,371)	$-	$-	$3,549,222	$283,445

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,473,023	66,645,484	(67,007,091)	-	-	5,111,416	248,244	*

Invesco Private Prime Fund	14,069,884	154,496,549	(155,418,921)	(1,083)	556	13,146,985	664,495	*

Total	$20,617,916	$531,476,617	$(530,286,383)	$(1,083)	$556	$21,807,623	$1,196,184

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Statements of Assets and Liabilities

October 31, 2023

	Invesco AAA CLO Floating Rate Note ETF (ICLO)	Invesco Active U.S. Real Estate ETF (PSR)	Invesco High Yield Bond Factor ETF (IHYF)
Assets:
Unaffiliated investments in securities, at value(a)	$32,665,403	$83,526,312	$40,768,456
Affiliated investments in securities, at value	296,033	12,461,404	2,920,899
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	-
Cash	-	-	801
Foreign currencies, at value	-	-	26
Deposits with brokers:
Cash collateral-futures contracts	-	-	-
Cash collateral-centrally cleared swap agreements	-	-	96,325
Receivable for:
Dividends and interest	170,582	52,296	721,815
Variation margin on futures contracts	-	-	110
Variation margin on centrally cleared swap agreements	-	-	5,529
Securities lending	-	1,565	856
Investments sold.	-	-	-
Expenses absorbed	15	-	-
Investments matured, at value	-	-	2,943
Other assets	-	-	-

Total assets	33,132,033	96,041,577	44,517,760

Liabilities:
Other investments:
Unrealized depreciation on futures contracts	-	-	-
Payable for:
Variation margin on futures contracts	-	-	-
Investments purchased	-	-	-
Collateral upon return of securities loaned	-	12,455,230	2,847,933
Fund shares repurchased	-	-	-
Accrued unitary management fees	-	25,943	13,745

Total liabilities	-	12,481,173	2,861,678

Net Assets	$33,132,033	$83,560,404	$41,656,082

Net assets consist of:
Shares of beneficial interest	$32,537,540	$117,957,356	$49,027,445
Distributable earnings (loss)	594,493	(34,396,952)	(7,371,363)

Net Assets	$33,132,033	$83,560,404	$41,656,082

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,300,001	1,090,000	2,000,001
Net asset value	$25.49	$76.66	$20.83

Market price	$25.50	$76.72	$20.90

Unaffiliated investments in securities, at cost.	$32,293,143	$104,081,193	$43,632,711

Affiliated investments in securities, at cost	$296,033	$12,462,065	$2,920,856

Foreign currencies, at cost	$-	$-	$26

Investments matured, at cost	$-	$-	$89,338

(a) Includes securities on loan with an aggregate value of:	$-	$12,284,587	$2,754,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco High Yield Select ETF (HIYS)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Short Duration Bond ETF (ISDB)

$9,229,883	$113,666,328	$9,716,475
733,054	14,419,507	537,098

28,536	-	-
-	-	-
69,335	-	-

-	12,010,116	-
-	-	-

157,981	198,337	108,982
-	-	-
-	-	-
409	399	619
-	-	550,454
-	-	-
-	-	-
-	25	-

10,219,198	140,294,712	10,913,628

-	1,252,080	-

-	-	1,532
6,604	-	786,957
590,647	4,271,174	350,967
-	1,567,262	-
3,921	40,812	2,908

601,172	7,131,328	1,142,364

$9,618,026	$133,163,384	$9,771,264

$9,998,310	$236,252,168	$9,998,898
(380,284)	(103,088,784)	(227,634)

$9,618,026	$133,163,384	$9,771,264

400,001	4,250,000	400,001
$24.05	$31.33	$24.43

$24.18	$31.35	$24.44

$9,556,098	$112,139,671	$9,805,164

$733,048	$14,419,416	$537,110

$69,366	$-	$-

$-	$-	$-

$572,142	$4,230,079	$338,908

89

Statements of Assets and Liabilities–(continued)

October 31, 2023

	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)
Assets:
Unaffiliated investments in securities, at value(a)	$1,086,531,362	$1,865,948,623	$760,737,150
Affiliated investments in securities, at value	89,824,052	26,952,157	21,807,623
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	1,005,945	-
Cash	108,726,212	2,085,856	4,200,549
Foreign currencies, at value	155,923	143	-
Cash collateral-TBAs	858,000	-	-
Receivable for:
Dividends and interest	8,894,990	9,492,134	2,964,418
Securities lending	16,686	7,448	8,742
Investments sold	104,492,990	8,883,920	643,019
Fund shares sold	-	-	11,205,783
Investments matured, at value	29,208	-	-

Total assets	1,399,529,423	1,914,376,226	801,567,284

Liabilities:
Other investments:
Open written options, at value.	89,100	-	-
Due to broker	2,013	-	-
Payable for:
Variation margin on futures contracts	27,123	-	-
Investments purchased	120,546,585	-	17,413,013
Investments purchased - TBA	172,476,647	-	-
Collateral upon return of securities loaned	89,285,786	25,959,267	18,258,863
Accrued unitary management fees	207,666	-	186,683
Accrued advisory fees	-	311,701	-
Accrued trustees’ and officer’s fees	-	30,549	-
Accrued expenses	-	354,671	-
Other payables	10,335	-	-

Total liabilities	382,645,255	26,656,188	35,858,559

Net Assets	$1,016,884,168	$1,887,720,038	$765,708,725

Net assets consist of:
Shares of beneficial interest	$1,270,704,786	$1,924,679,131	$774,432,341
Distributable earnings (loss)	(253,820,618)	(36,959,093)	(8,723,616)

Net Assets.	$1,016,884,168	$1,887,720,038	$765,708,725

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,300,000	38,000,000	30,750,001
Net asset value	$43.64	$49.68	$24.90

Market price	$43.67	$49.68	$24.92

Unaffiliated investments in securities, at cost	$1,165,296,579	$1,886,502,897	$765,249,230

Affiliated investments in securities, at cost	$89,833,721	$26,956,107	$21,808,085

Foreign currencies, at cost	$156,047	$155	$-

Investments matured, at cost	$748,467	$-	$-

Premium received on written options.	$93,846	$-	$-

(a) Includes securities on loan with an aggregate value of:	$85,750,744	$25,127,471	$17,761,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

(This Page Intentionally Left Blank)

91

Statements of Operations

For the year ended October 31, 2023

	Invesco AAA CLO Floating Rate Note ETF (ICLO)(a)	Invesco Active U.S. Real Estate ETF (PSR)	Invesco High Yield Bond Factor ETF (IHYF)	Invesco High Yield Select ETF (HIYS)(a)
Investment income:
Unaffiliated interest income	$1,899,715	$-	$2,586,774	$656,763
Unaffiliated dividend income	-	3,677,042	4	-
Affiliated dividend income	9,147	1,352	14,429	7,300
Securities lending income, net.	-	16,970	14,131	1,779
Foreign withholding tax	-	-	-	-

Total investment income	1,908,862	3,695,364	2,615,338	665,842

Expenses:
Unitary management fees	74,696	405,607	139,074	42,654
Advisory fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Tax expenses	4,004	-	-	1,715
Other expenses	-	-	-	-

Total expenses	78,700	405,607	139,074	44,369

Less: Waivers.	(30,007)	(36)	(291)	(146)

Net expenses	48,693	405,571	138,783	44,223

Net investment income.	1,860,169	3,289,793	2,476,555	621,619

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	117,488	(12,256,378)	(1,714,587)	(88,476)
Affiliated investment securities	-	1,845	199	(14)
In-kind redemptions	-	2,784,680	-	-
Foreign currencies	-	-	-	8,400
Forward foreign currency contracts	-	-	-	(12,335)
Futures contracts	-	-	(217,001)	-
Swap agreements	-	-	60,586	4,929
Written options	-	-	-	-

Net realized gain (loss)	117,488	(9,469,853)	(1,870,803)	(87,496)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	372,260	(3,138,619)	1,276,863	(326,215)
Affiliated investment securities	-	(737)	90	6
Foreign currencies	-	-	-	(111)
Forward foreign currency contracts	-	-	-	28,536
Futures contracts	-	-	98,591	-
Swap agreements	-	-	(9,543)	-
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	372,260	(3,139,356)	1,366,001	(297,784)

Net realized and unrealized gain (loss)	489,748	(12,609,209)	(504,802)	(385,280)

Net increase (decrease) in net assets resulting from operations	$2,349,917	$(9,319,416)	$1,971,753	$236,339

(a)	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco				Invesco
S&P 500®	Invesco			Variable Rate
Downside Hedged	Short Duration	Invesco Total Return	Invesco Ultra Short	Investment Grade
ETF (PHDG)	Bond ETF (ISDB)(a)	Bond ETF (GTO)	Duration ETF (GSY)	ETF (VRIG)

$896,214	$488,247	$41,878,070	$87,266,021	$35,458,956
2,468,229	6	19,110	-	-
1,542,726	6,173	17,777	40,628	283,445
12,131	3,436	218,491	44,031	200,699
(509)	-	-	-	-

4,918,791	497,862	42,133,448	87,350,680	35,943,100

798,330	31,117	4,604,614	-	1,784,618
-	-	-	3,943,189	-
-	-	-	174,540	-
-	-	-	27,902	-
-	-	-	40,618	-
(25)	1,127	-	5,953	-
-	-	-	358,793	-

798,305	32,244	4,604,614	4,550,995	1,784,618

(52,687)	(126)	(853,751)	(969)	(5,733)

745,618	32,118	3,750,863	4,550,026	1,778,885

4,173,173	465,744	38,382,585	82,800,654	34,164,215

(1,903,567)	(99,990)	(83,091,230)	(4,864,419)	650,332
(18,359)	4	12,692	(2,679)	556
6,619	-	-	-	-
-	-	(48,868)	(61,597)	-
-	-	-	(4,857,628)	-
(24,676,776)	(44,716)	2,519,948	-	-
-	-	(740,960)	-	-
-	-	(146,366)	-	-

(26,592,083)	(144,702)	(81,494,784)	(9,786,323)	650,888

(2,482,502)	(88,689)	43,385,117	31,997,884	6,415,127
1,758	(12)	(9,034)	(3,950)	(1,083)
-	-	12,357	4	-
-	-	-	(713,568)	-
2,535,766	1,307	431,515	-	-
-	-	-	-	-
-	-	4,746	-	-

55,022	(87,394)	43,824,701	31,280,370	6,414,044

(26,537,061)	(232,096)	(37,670,083)	21,494,047	7,064,932

$(22,363,888)	$233,648	$712,502	$104,294,701	$41,229,147

93

Statements of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	Invesco AAA CLO Floating Rate Note ETF (ICLO)	Invesco Active U.S. Real Estate ETF (PSR)
	2023(a)	2023	2022
Operations:
Net investment income	$1,860,169	$3,289,793	$2,264,090
Net realized gain (loss)	117,488	(9,469,853)	6,256,667
Change in net unrealized appreciation (depreciation)	372,260	(3,139,356)	(35,989,852)

Net increase (decrease) in net assets resulting from operations	2,349,917	(9,319,416)	(27,469,095)

Distributions to Shareholders from:
Distributable earnings	(1,759,428)	(3,575,378)	(3,208,010)
Return of capital.	-	-	-

Total distributions to shareholders.	(1,759,428)	(3,575,378)	(3,208,010)

Shareholder Transactions:
Proceeds from shares sold	32,541,544	35,253,387	63,317,998
Value of shares repurchased	-	(51,568,124)	(49,964,637)

Net increase (decrease) in net assets resulting from share transactions	32,541,544	(16,314,737)	13,353,361

Net increase (decrease) in net assets	33,132,033	(29,209,531)	(17,323,744)

Net assets:
Beginning of period	-	112,769,935	130,093,679

End of period	$33,132,033	$83,560,404	$112,769,935

Changes in Shares Outstanding:
Shares sold	1,300,001	390,000	610,000
Shares repurchased	-	(590,000)	(500,000)
Shares outstanding, beginning of period.	-	1,290,000	1,180,000

Shares outstanding, end of period	1,300,001	1,090,000	1,290,000

(a)	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco High Yield		Invesco High Yield Select	Invesco S&P 500® Downside		Invesco Short Duration
Bond Factor ETF (IHYF)		ETF (HIYS)	Hedged ETF (PHDG)		Bond ETF (ISDB)
2023	2022	2023(a)	2023	2022	2023(a)

$2,476,555	$1,854,661	$621,619	$4,173,173	$2,651,911	$465,744
(1,870,803)	(2,471,095)	(87,496)	(26,592,083)	(17,224,587)	(144,702)
1,366,001	(4,589,166)	(297,784)	55,022	(7,614,203)	(87,394)

1,971,753	(5,205,600)	236,339	(22,363,888)	(22,186,879)	233,648

(2,508,973)	(2,033,283)	(618,338)	(4,335,806)	(2,159,005)	(462,409)
-	(166,039)	-	-	-	-

(2,508,973)	(2,199,322)	(618,338)	(4,335,806)	(2,159,005)	(462,409)

12,834,918	1,004,724	10,000,025	35,304,385	273,519,437	10,000,025
(4,661,806)	(1,070,889)	-	(155,137,732)	(219,854,579)	-

8,173,112	(66,165)	10,000,025	(119,833,347)	53,664,858	10,000,025

7,635,892	(7,471,087)	9,618,026	(146,533,041)	29,318,974	9,771,264

34,020,190	41,491,277	-	279,696,425	250,377,451	-

$41,656,082	$34,020,190	$9,618,026	$133,163,384	$279,696,425	$9,771,264

600,000	40,000	400,001	1,050,000	7,450,000	400,001
(220,000)	(50,000)	-	(4,750,000)	(6,300,000)	-
1,620,001	1,630,001	-	7,950,000	6,800,000	-

2,000,001	1,620,001	400,001	4,250,000	7,950,000	400,001

95

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2023 and 2022

	Invesco Total Return Bond ETF (GTO)		Invesco Ultra Short Duration ETF (GSY)
	2023	2022	2023	2022
Operations:
Net investment income	$38,382,585	$26,400,819	$82,800,654	$29,011,217
Net realized gain (loss)	(81,494,784)	(92,696,371)	(9,786,323)	(6,534,132)
Change in net unrealized appreciation (depreciation)	43,824,701	(127,722,297)	31,280,370	(52,625,158)

Net increase (decrease) in net assets resulting from operations	712,502	(194,017,849)	104,294,701	(30,148,073)

Distributions to Shareholders from:
Distributable earnings	(38,397,413)	(27,071,935)	(85,996,333)	(26,604,416)

Shareholder Transactions:
Proceeds from shares sold	469,168,498	339,347,967	302,353,318	184,509,896
Value of shares repurchased	(152,712,859)	(376,751,352)	(540,955,781)	(961,961,493)

Net increase (decrease) in net assets resulting from share transactions	316,455,639	(37,403,385)	(238,602,463)	(777,451,597)

Net increase (decrease) in net assets	278,770,728	(258,493,169)	(220,304,095)	(834,204,086)

Net assets:
Beginning of period	738,113,440	996,606,609	2,108,024,133	2,942,228,219

End of period	$1,016,884,168	$738,113,440	$1,887,720,038	$2,108,024,133

Changes in Shares Outstanding:
Shares sold	10,100,000	6,450,000	6,100,000	3,700,000
Shares repurchased	(3,300,000)	(7,550,000)	(10,900,000)	(19,300,000)
Shares outstanding, beginning of period	16,500,000	17,600,000	42,800,000	58,400,000

Shares outstanding, end of period.	23,300,000	16,500,000	38,000,000	42,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Variable Rate Investment
Grade ETF (VRIG)
2023	2022

$34,164,215	$10,172,469
650,888	416,182
6,414,044	(13,412,704)

41,229,147	(2,824,053)

(34,352,354)	(9,861,832)

351,163,457	244,635,632
(163,658,106)	(132,275,441)

187,505,351	112,360,191

194,382,144	99,674,306

571,326,581	471,652,275

$765,708,725	$571,326,581

14,100,000	9,800,000
(6,600,000)	(5,350,000)
23,250,001	18,800,001

30,750,001	23,250,001

97

Financial Highlights

Invesco AAA CLO Floating Rate Note ETF (ICLO)

	For the Period
	December 7, 2022(a)
	Through
	October 31,
	2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.48
Net realized and unrealized gain on investments	0.38

Total from investment operations	1.86

Distributions to shareholders from:
Net investment income	(1.37)

Net asset value at end of period	$25.49

Market price at end of period(c)	$25.50

Net Asset Value Total Return(d)	7.60	%(e)
Market Price Total Return(d)	7.63	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$33,132
Ratio to average net assets of:
Expenses, after Waivers	0.17	%(f)
Expenses, prior to Waivers	0.27	%(f)
Net investment income	6.44	%(f)
Portfolio turnover rate(g)	88%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 7.51%. The market price total return from Fund Inception to October 31, 2023 was 7.25%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco Active U.S. Real Estate ETF (PSR)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$87.42	$110.25	$78.27	$97.24	$79.45

Net investment income(a)	2.47	1.83	1.59	2.11	2.16
Net realized and unrealized gain (loss) on investments	(10.61)	(22.07)	32.99	(18.34)	18.01

Total from investment operations.	(8.14)	(20.24)	34.58	(16.23)	20.17

Distributions to shareholders from:
Net investment income	(2.62)	(2.59)	(2.60)	(2.74)	(2.38)

Net asset value at end of year	$76.66	$87.42	$110.25	$78.27	$97.24

Market price at end of year(b)	$76.72	$87.45	$110.26	$78.23	$97.13

Net Asset Value Total Return(c)	(9.59)%	(18.66)%	44.71%	(16.56)%	25.82%
Market Price Total Return(c)	(9.55)%	(18.65)%	44.82%	(16.52)%	25.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$83,560	$112,770	$130,094	$78,270	$121,552
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.84%	1.77%	1.61%	2.46%	2.40%
Portfolio turnover rate(d)	51%	68%	83%	51%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco High Yield Bond Factor ETF (IHYF)

			For the Period
			November 30, 2020(a)
			Through
	Years Ended October 31,		October 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$21.00	$25.45	$25.00

Net investment income(b)	1.48	1.12	0.97
Net realized and unrealized gain (loss) on investments	(0.15)	(4.14)	0.43

Total from investment operations.	1.33	(3.02)	1.40

Distributions to shareholders from:
Net investment income	(1.50)	(1.22)	(0.95)
Net realized gains	-	(0.11)	-
Return of capital	-	(0.10)	-

Total distributions	(1.50)	(1.43)	(0.95)

Net asset value at end of period	$20.83	$21.00	$25.45

Market price at end of period(c)	$20.90	$21.05	$25.51

Net Asset Value Total Return(d)	6.47%	(12.57)%	5.65	%(e)
Market Price Total Return(d)	6.50%	(12.59)%	5.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,656	$34,020	$41,491
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.40	%(f)
Net investment income	6.94%	4.82%	4.14	%(f)
Portfolio turnover rate(g)	53%	71%	49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 2, 2020, the first day of trading on the exchange) to October 31, 2021 was 5.39%. The market price total return from Fund Inception to October 31, 2021 was 5.30%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco High Yield Select ETF (HIYS)

	For the Period
	December 7, 2022(a)
	Through
	October 31,
	2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.56
Net realized and unrealized gain (loss) on investments	(0.96)

Total from investment operations	0.60

Distributions to shareholders from:
Net investment income	(1.55)

Net asset value at end of period	$24.05

Market price at end of period(c)	$24.18

Net Asset Value Total Return(d)	2.41	%(e)
Market Price Total Return(d)	2.94	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,618
Ratio to average net assets of:
Expenses, after Waivers	0.49	%(f)
Expenses, prior to Waivers	0.50	%(f)
Net investment income	6.95	%(f)
Portfolio turnover rate(g)	103%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 2.45%. The market price total return from Fund Inception to October 31, 2023 was 2.61%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco S&P 500® Downside Hedged ETF (PHDG)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$35.18	$36.82	$32.51	$26.72	$27.92

Net investment income(a)	0.67	0.30	0.18	0.21	0.46
Net realized and unrealized gain (loss) on investments	(3.85)	(1.69)	4.31	5.94	(1.21)

Total from investment operations	(3.18)	(1.39)	4.49	6.15	(0.75)

Distributions to shareholders from:
Net investment income	(0.67)	(0.25)	(0.18)	(0.36)	(0.45)

Net asset value at end of year.	$31.33	$35.18	$36.82	$32.51	$26.72

Market price at end of year(b)	$31.35	$35.24	$36.78	$32.58	$26.65

Net Asset Value Total Return(c)	(9.09)%	(3.78)%	13.86%	23.19%	(2.71)%
Market Price Total Return(c)	(9.19)%	(3.51)%	13.49%	23.78%	(2.75)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$133,163	$279,696	$250,377	$143,042	$20,037
Ratio to average net assets of:
Expenses, after Waivers(d)	0.36%	0.38%	0.38%	0.34%	0.36	%(e)
Expenses, prior to Waivers(d)	0.39%	0.39%	0.39%	0.39%	0.40	%(e)
Net investment income	2.04%	0.84%	0.52%	0.68%	1.66	%(e)
Portfolio turnover rate(f)	1,213%	1,189%	597%	1,172%	608%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Short Duration Bond ETF (ISDB)

	For the Period
	December 7, 2022(a)
	Through
	October 31,
	2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.17
Net realized and unrealized gain (loss) on investments	(0.58)

Total from investment operations	0.59

Distributions to shareholders from:
Net investment income	(1.16)

Net asset value at end of period	$24.43

Market price at end of period(c)	$24.44

Net Asset Value Total Return(d)	2.39	%(e)
Market Price Total Return(d)	2.43	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,771
Ratio to average net assets of:
Expenses.	0.36	%(f)
Net investment income	5.21	%(f)
Portfolio turnover rate(g)	314%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 2.47%. The market price total return from Fund Inception to October 31, 2023 was 2.39%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Total Return Bond ETF (GTO)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$44.73	$56.63	$57.57	$54.39	$50.89

Net investment income(a)	1.93	1.43	1.11	1.26	1.44
Net realized and unrealized gain (loss) on investments	(1.10)	(11.85)	0.08	3.47	4.57

Total from investment operations	0.83	(10.42)	1.19	4.73	6.01

Distributions to shareholders from:
Net investment income	(1.92)	(1.48)	(1.04)	(1.29)	(1.55)
Net realized gains	-	-	(1.09)	(0.26)	(0.96)

Total distributions	(1.92)	(1.48)	(2.13)	(1.55)	(2.51)

Net asset value at end of year.	$43.64	$44.73	$56.63	$57.57	$54.39

Market price at end of year(b)	$43.67	$44.67	$56.67	$57.57	$54.43

Net Asset Value Total Return(c)	1.69%	(18.65)%	2.06%	8.85%	12.22%
Market Price Total Return(c)	1.90%	(18.81)%	2.14%	8.77%	12.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,016,884	$738,113	$996,607	$463,457	$176,783
Ratio to average net assets of:
Expenses, after Waivers	0.41%	0.50%	0.50%	0.50%	0.50	%(d)
Expenses, prior to Waivers	0.50%	0.50%	0.50%	0.50%	0.50	%(d)
Net investment income	4.17%	2.79%	1.96%	2.25%	2.75%
Portfolio turnover rate(e)	496%	361%	475%	434%	511%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Ultra Short Duration ETF (GSY)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$49.25	$50.38	$50.53	$50.42	$50.20

Net investment income(a)	2.09	0.58	0.32	0.84	1.38
Net realized and unrealized gain (loss) on investments	0.52	(1.15)	(0.14)	0.17	0.24

Total from investment operations.	2.61	(0.57)	0.18	1.01	1.62

Distributions to shareholders from:
Net investment income	(2.18)	(0.56)	(0.33)	(0.88)	(1.39)
Net realized gains	-	-	-	(0.02)	(0.01)

Total distributions	(2.18)	(0.56)	(0.33)	(0.90)	(1.40)

Net asset value at end of year	$49.68	$49.25	$50.38	$50.53	$50.42

Market price at end of year(b)	$49.68	$49.24	$50.38	$50.54	$50.42

Net Asset Value Total Return(c)	5.40%	(1.13)%	0.36%	2.01%	3.25%
Market Price Total Return(c)	5.42%	(1.15)%	0.34%	2.04%	3.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,887,720	$2,108,024	$2,942,228	$3,011,607	$2,621,784
Ratio to average net assets of:
Expenses	0.23%	0.22%	0.22%	0.22%	0.23%
Net investment income	4.20%	1.16%	0.63%	1.68%	2.77%
Portfolio turnover rate(d)	93%	28%	57%	53%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Variable Rate Investment Grade ETF (VRIG)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.57	$25.09	$24.89	$24.94	$25.02

Net investment income(a)	1.43	0.43	0.19	0.40	0.75
Net realized and unrealized gain (loss) on investments	0.33	(0.54)	0.21	0.02	(0.03)

Total from investment operations	1.76	(0.11)	0.40	0.42	0.72

Distributions to shareholders from:
Net investment income	(1.43)	(0.41)	(0.20)	(0.44)	(0.80)
Return of capital.	-	-	-	(0.03)	-

Total distributions.	(1.43)	(0.41)	(0.20)	(0.47)	(0.80)

Net asset value at end of year	$24.90	$24.57	$25.09	$24.89	$24.94

Market price at end of year(b)	$24.92	$24.56	$25.10	$24.89	$24.95

Net Asset Value Total Return(c)	7.32%	(0.45)%	1.62%	1.75%	2.92%
Market Price Total Return(c)	7.46%	(0.53)%	1.66%	1.72%	2.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$765,709	$571,327	$471,652	$453,021	$391,527
Ratio to average net assets of:
Expenses, after Waivers	0.30%	0.30%	0.30%	0.29%	0.30%
Expenses, prior to Waivers	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	5.74%	1.75%	0.77%	1.64%	3.00%
Portfolio turnover rate(d)	91%	101%	93%	99%	62%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2023

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco AAA CLO Floating Rate Note ETF (ICLO)	“AAA CLO Floating Rate Note ETF”

Invesco Active U.S. Real Estate ETF (PSR)	“Active U.S. Real Estate ETF”

Invesco High Yield Bond Factor ETF (IHYF)	“High Yield Bond Factor ETF”

Invesco High Yield Select ETF (HIYS)	“High Yield Select ETF”

Invesco S&P 500® Downside Hedged ETF (PHDG)	“S&P 500® Downside Hedged ETF”

Invesco Short Duration Bond ETF (ISDB)	“Short Duration Bond ETF”

Invesco Total Return Bond ETF (GTO)	“Total Return Bond ETF”

Invesco Ultra Short Duration ETF (GSY)	“Ultra Short Duration ETF”

Invesco Variable Rate Investment Grade ETF (VRIG)	“Variable Rate Investment Grade ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

AAA CLO Floating Rate Note ETF	Cboe BZX Exchange, Inc.

Active U.S. Real Estate ETF	NYSE Arca, Inc.

High Yield Bond Factor ETF	The Nasdaq Stock Market LLC

High Yield Select ETF	Cboe BZX Exchange, Inc.

S&P 500® Downside Hedged ETF	NYSE Arca, Inc.

Short Duration Bond ETF	Cboe BZX Exchange, Inc.

Total Return Bond ETF	NYSE Arca, Inc.

Ultra Short Duration ETF	NYSE Arca, Inc.

Variable Rate Investment Grade ETF	The Nasdaq Stock Market LLC

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each fund (except for Active U.S. Real Estate ETF and S&P 500® Downside Hedged ETF) are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units of Active U.S. Real Estate ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of S&P 500® Downside Hedged ETF are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is listed below.

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Fund	Investment Objective

AAA CLO Floating Rate Note ETF	To seek current income and capital preservation.

Active U.S. Real Estate ETF	To seek to achieve high total return through growth of capital and current income.

High Yield Bond Factor ETF	To seek total return.

High Yield Select ETF	To seek current income.

S&P 500® Downside Hedged ETF	To seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns.

Short Duration Bond ETF	To seek total return, comprised of income and capital appreciation.

Total Return Bond ETF	To seek maximum total return, comprised of income and capital appreciation.

Ultra Short Duration ETF	To seek maximum current income, consistent with preservation of capital and daily liquidity.

Variable Rate Investment Grade ETF	To seek to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing

108

service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per

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share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Active U.S. Real Estate ETF and S&P 500® Downside Hedged ETF) declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Active U.S. Real Estate ETF and S&P 500® Downside Hedged ETF each declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for Ultra Short Duration ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser). For AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.

Ultra Short Duration ETF is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expense, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee, are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

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of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities - Certain Funds may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. Each Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statements of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Funds may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

K.

Repurchase Agreements - The Funds may enter into repurchase agreements. Collateral on repurchase agreements, including each Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by such Funds upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is typically at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing their rights, and could experience losses, including a decline in the value of the collateral and loss of income.

L.

Structured Securities - Certain Funds may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities

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are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

M.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, Active U.S. Real Estate ETF, S&P 500® Downside Hedged ETF, Total Return Bond ETF and Ultra Short Duration ETF had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

Active U.S. Real Estate ETF	$1,310

S&P 500® Downside Hedged ETF	982

Total Return Bond ETF	802

Ultra Short Duration ETF	586

N.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

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O.

Forward Foreign Currency Contracts - Certain Funds may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

A Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

P.

Futures Contracts - Certain Funds may enter into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Certain Funds will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged ETF. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

Q.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the

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security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Put Options Purchased and Written - Certain Funds may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying portfolio securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively.

A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

S.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is

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possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

T.	Other Risks

Agency Debt Risk. Certain Funds may invest in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. Government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk. Certain Funds may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Each Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Commercial Paper Risk. Certain Funds may invest in commercial paper. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Commodity Pool Risk. S&P 500® Downside Hedged ETF’s investments in futures contracts have caused it to be deemed a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program. Additionally, the Fund’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

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Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of a credit research process to implement certain Funds’ investment strategies in pursuit of their investment objectives may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The incorporation of ESG factors as part of a credit analysis may affect a Fund’s exposure to certain issuers or industries and may not work as intended. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers. There is no guarantee that the incorporation of ESG considerations will be additive to a Fund’s performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

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Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating their investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations.

Leverage Risk. Leverage occurs when a Fund’s market exposure exceeds amounts invested. A Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not used leverage. A Fund may have a substantial cash position due to margin and collateral requirements related to a Fund’s use of derivatives. Such margin and collateral requirements may limit a Fund’s ability to take advantage of other investment opportunities, and a Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect a Fund’s ability to achieve its investment objective. In addition, a Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force a Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of a Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below) applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

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Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

Non-Diversified Fund Risk. Because AAA CLO Floating Rate Note ETF, High Yield Select ETF and Short Duration Bond ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate may increase a fund’s transaction costs it may also generate a greater amount of taxable capital gain distributions to the fund’s shareholders. Funds that engage in To-Be-Announced (“TBA”) transactions are also subject to portfolio turnover risk.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Risk of Investing in Loans. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. A Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. A Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of a Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent a Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

TBA Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U. S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U. S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government.

U. S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate

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repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, policy changes by the U.S. Government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. Government’s credit rating and ability to service its debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged ETF), oversight of Invesco, Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

Pursuant to an Investment Advisory Agreement, each Fund (except Ultra Short Duration ETF) accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). For AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

AAA CLO Floating Rate Note ETF(a)	0.26%

Active U.S. Real Estate ETF	0.35%

High Yield Bond Factor ETF	0.39%

High Yield Select ETF	0.48%

S&P 500® Downside Hedged ETF	0.39%

Short Duration Bond ETF	0.35%

Total Return Bond ETF(b)	0.50%

Variable Rate Investment Grade ETF	0.30%

(a)	Effective June 28, 2023, the Adviser has agreed to waive 100% of its management fee for the Fund through December 31, 2023.
(b)

Effective June 28, 2023, the Adviser has agreed to waive a portion of its unitary management fee for the Fund through August 31, 2025. After giving effect to such waiver, the net unitary management fee will be 0.25%. The Adviser may not terminate the agreement prior to August 31, 2025.

Pursuant to another Investment Advisory Agreement, Ultra Short Duration ETF accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets. Ultra Short Duration ETF is responsible for all of its own expenses, including its management fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Independent

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Trustees and officers, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF). The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

The Adviser has contractually agreed to waive fees and/or pay Fund expenses for Ultra Short Duration ETF to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2025.

Further, the Adviser has contractually agreed to waive the management fee payable by each Fund (except for Total Return Bond ETF and Ultra Short Duration ETF) in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”) or (ii) the management fee available to be waived. For Total Return Bond ETF and Ultra Short Duration ETF, the Adviser has contractually agreed to waive a portion of the management fee payable and/or reimburse Fund expenses in an amount equal to 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. These waivers (except for Total Return Bond ETF and Ultra Short Duration ETF) are in place through at least August 31, 2025, and there is no guarantee that the Adviser will extend them past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended October 31, 2023, the Adviser waived fees for each Fund in the following amounts:

AAA CLO Floating Rate Note ETF*	$30,007

Active U.S. Real Estate ETF	36

High Yield Bond Factor ETF	291

High Yield Select ETF*	146

S&P 500® Downside Hedged ETF	52,687

Short Duration Bond ETF*	126

Total Return Bond ETF	853,751

Ultra Short Duration ETF	969

Variable Rate Investment Grade ETF	5,733

*	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

The fees waived and/or expenses borne by the Adviser for Ultra Short Duration ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

There are no amounts available for potential recapture by the Adviser as of October 31, 2023.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Active U.S. Real Estate ETF	$21,357

S&P 500® Downside Hedged ETF	249,553

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is

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made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended October 31, 2023, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)

S&P 500® Downside Hedged ETF	$68,252	$970	$(38)

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

AAA CLO Floating Rate Note ETF

Investments in Securities

Asset-Backed Securities	$-	$32,665,403	$-	$32,665,403

Money Market Funds	296,033	-	-	296,033

Total Investments	$296,033	$32,665,403	$-	$32,961,436

Active U.S. Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$83,526,312	$-	$-	$83,526,312

Money Market Funds	6,835	12,454,569	-	12,461,404

Total Investments	$83,533,147	$12,454,569	$-	$95,987,716

High Yield Bond Factor ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$40,669,003	$-	$40,669,003

U.S. Treasury Securities	-	99,453	-	99,453

Money Market Funds	72,923	2,847,976	-	2,920,899

Total Investments in Securities	72,923	43,616,432	-	43,689,355

Other Investments - Assets*

Futures Contracts	7,663	-	-	7,663

Investments Matured	-	-	2,943	2,943

Swap Agreements	-	4,046	-	4,046

	7,663	4,046	2,943	14,652

Other Investments - Liabilities*

Futures Contracts	(134,881)	-	-	(134,881)

Total Other Investments	(127,218)	4,046	2,943	(120,229)

Total Investments	$(54,295)	$43,620,478	$2,943	$43,569,126

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	Level 1	Level 2	Level 3	Total

High Yield Select ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$8,540,971	$-	$8,540,971

Non-U.S. Dollar Denominated Bonds & Notes	-	541,759	-	541,759

Asset-Backed Securities	-	99,663	-	99,663

Preferred Stocks	-	47,490	-	47,490

Money Market Funds	142,401	590,653	-	733,054

Total Investments in Securities	142,401	9,820,536	-	9,962,937

Other Investments - Assets*

Forward Foreign Currency Contracts	-	28,536	-	28,536

Total Investments	$142,401	$9,849,072	$-	$9,991,473

S&P 500® Downside Hedged ETF

Investments in Securities

Common Stocks & Other Equity Interests	$113,685,160	$-	$-	$113,685,160

Money Market Funds	10,129,502	4,271,173	-	14,400,675

Total Investments in Securities	123,814,662	4,271,173	-	128,085,835

Other Investments - Assets*

Futures Contracts	78,415	-	-	78,415

Other Investments - Liabilities*

Futures Contracts	(1,330,495)	-	-	(1,330,495)

Total Other Investments	(1,252,080)	-	-	(1,252,080)

Total Investments	$122,562,582	$4,271,173	$-	$126,833,755

Short Duration Bond ETF
Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$8,679,108	$-	$8,679,108

Asset-Backed Securities	-	677,768	-	677,768

U.S. Treasury Securities	-	208,789	-	208,789

Preferred Stocks	28,776	49,790	-	78,566

Agency Credit Risk Transfer Notes	-	72,244	-	72,244

Money Market Funds	186,143	350,955	-	537,098

Total Investments in Securities	214,919	10,038,654	-	10,253,573

Other Investments - Assets*

Futures Contracts	16,812	-	-	16,812

Other Investments - Liabilities*

Futures Contracts	(15,505)	-	-	(15,505)

Total Other Investments	1,307	-	-	1,307

Total Investments	$216,226	$10,038,654	$-	$10,254,880

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	Level 1	Level 2	Level 3	Total

Total Return Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$523,716,847	$2,488,553	$526,205,400

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	211,755,105	-	211,755,105

Asset-Backed Securities	-	169,459,076	2,948,044	172,407,120

U.S. Treasury Securities	-	159,522,142	-	159,522,142

Agency Credit Risk Transfer Notes	-	6,696,800	-	6,696,800

Preferred Stocks	2,910,300	1,750,876	-	4,661,176

U.S. Government Sponsored Agency Securities	-	2,410,676	-	2,410,676

Municipal Obligations	-	1,945,571	-	1,945,571

Exchange-Traded Funds	535,080	-	-	535,080

Non-U.S. Dollar Denominated Bonds & Notes	-	533,172	-	533,172

Common Stocks & Other Equity Interests	-	-	0	0

Options Purchased	394,200	-	-	394,200

Money Market Funds	-	89,288,972	-	89,288,972

Total Investments in Securities	3,839,580	1,167,079,237	5,436,597	1,176,355,414

Other Investments - Assets*

Futures Contracts	6,552,535	-	-	6,552,535

Investments Matured	-	29,208	-	29,208

	6,552,535	29,208	-	6,581,743

Other Investments - Liabilities*

Futures Contracts	(4,919,000)	-	-	(4,919,000)

Options Written	(89,100)	-	-	(89,100)

	(5,008,100)	-	-	(5,008,100)

Total Other Investments	1,544,435	29,208	-	1,573,643

Total Investments	$5,384,015	$1,167,108,445	$5,436,597	$1,177,929,057

Ultra Short Duration ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$916,587,259	$-	$916,587,259

Commercial Paper	-	543,542,995	-	543,542,995

Asset-Backed Securities	-	333,311,301	-	333,311,301

Non-U.S. Dollar Denominated Bonds & Notes	-	47,229,418	-	47,229,418

Certificates of Deposit	-	24,000,890	-	24,000,890

Variable Rate Senior Loan Interests	-	1,276,760	-	1,276,760

Exchange-Traded Funds	994,305	-	-	994,305

Money Market Funds	-	25,957,852	-	25,957,852

Total Investments in Securities	994,305	1,891,906,475	-	1,892,900,780

Other Investments - Assets*

Forward Foreign Currency Contracts	-	1,005,945	-	1,005,945

Total Investments	$994,305	$1,892,912,420	$-	$1,893,906,725

Variable Rate Investment Grade ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$296,834,498	$-	$296,834,498

U.S. Treasury Securities	-	183,985,186	-	183,985,186

Agency Credit Risk Transfer Notes	-	130,106,128	-	130,106,128

Asset-Backed Securities	-	125,692,918	-	125,692,918

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	20,114,889	-	20,114,889

Certificate of Deposit	-	4,003,531	-	4,003,531

Money Market Funds	3,549,222	18,258,401	-	21,807,623

Total Investments	$3,549,222	$778,995,551	$-	$782,544,773

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

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NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2023:

Derivative Assets	Value
	High Yield Bond Factor ETF			High Yield Select ETF	S&P 500® Downside Hedged ETF	Short Duration Bond ETF	Total Return Bond ETF				Ultra Short Duration ETF
	Credit Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk		Total	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$-	$-	$-	$28,536	$-	$-	$-	$	- $	-	$1,005,945

Unrealized appreciation on futures contracts - Exchange-Traded(a)	-	7,663	7,663	-	78,415	16,812	-		6,552,535	$6,552,535	$-

Unrealized appreciation on swap agreements - Centrally Cleared	4,046	-	4,046	-	-	-	-		-	$-	$-

Purchased options, at value - Exchange- Traded	-	-	-	-	-	-	394,200		-	$394,200	$-

Total Derivative Assets	4,046	7,663	11,709	28,536	78,415	16,812	394,200		6,552,535	6,946,735	1,005,945

Derivatives not subject to master netting agreements	(4,046)	(7,663)	(11,709)	-	(78,415)	(16,812)	(394,200)		(6,552,535)	(6,946,735)	-

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$28,536	$-	$-	$-		$-	$-	$1,005,945

124

Derivative Liabilities	Value
	High Yield Bond Factor ETF			High Yield Select ETF	S&P 500® Downside Hedged ETF	Short Duration Bond ETF	Total Return Bond ETF			Ultra Short Duration ETF
	Credit Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk

Unrealized depreciation on futures contracts - Exchange- Traded(a)	$-	$(134,881)	$(134,881)	$-	$(1,330,495)	$(15,505)	$-	$(4,919,000)	$(4,919,000)	$-

Options written, at value - Exchange- Traded	-	-	-	-	-	-	(89,100)	-	$(89,100)	$-

Total Derivative Liabilities	-	(134,881)	(134,881)	-	(1,330,495)	(15,505)	(89,100)	(4,919,000)	(5,008,100)	-

Derivatives not subject to master netting agreements	-	134,881	134,881	-	1,330,495	15,505	89,100	4,919,000	5,008,100	-

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

(a)

Except for Total Return Bond ETF, values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts. For Total Return Bond ETF, values include cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2023:

High Yield Select ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$3,351	$-	$3,351	$-	$-	$3,351

Canadian Imperial Bank of Commerce	3,853	-	3,853	-	-	3,853

Morgan Stanley Capital Services LLC	372	-	372	-	-	372

RBC Capital Markets, LLC	132	-	132	-	-	132

State Street Bank & Trust	20,828	-	20,828	-	-	20,828

Total	$28,536	$-	$28,536	$-	$-	$28,536

Ultra Short Duration ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

CIBC World Markets Inc.	$1,005,945	$-	$1,005,945	$-	$-	$1,005,945

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Effect of Derivative Investments for the Fiscal Year Ended October 31, 2023

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	High Yield Bond Factor ETF			High Yield Select ETF			S&P 500® Downside Hedged ETF
	Credit Risk	Interest Rate Risk	Total	Credit Risk	Currency Risk	Total	Equity Risk

Realized Gain (Loss):

Forward foreign currency contracts	$-	$-	$-	$-	$(12,335)	$(12,335)	$-

Futures contracts	-	(217,001)	(217,001)	-	-	-	(24,676,776)

Options purchased(a)	-	-	-	-	-	-	-

Options written	-	-	-	-	-	-	-

Swap agreements	60,586	-	60,586	4,929	-	4,929	-

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	-	-	-	28,536	28,536	-

Futures contracts	-	98,591	98,591	-	-	-	2,535,766

Options purchased(a)	-	-	-	-	-	-	-

Options written	-	-	-	-	-	-	-

Swap agreements	(9,543)	-	(9,543)	-	-	-	-

Total	$51,043	$(118,410)	$(67,367)	$4,929	$16,201	$21,130	$(22,141,010)

	Location of Gain (Loss) on Statements of Operations
	Short Duration Bond ETF	Total Return Bond ETF				Ultra Short Duration ETF
	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk

Realized Gain (Loss):

Forward foreign currency contracts	$-	$-	$-	$-	$-	$(4,857,628)

Futures contracts	(44,716)	-	-	2,519,948	2,519,948	-

Options purchased(a)	-	-	67,031	-	67,031	-

Options written	-	-	(146,366)	-	(146,366)	-

Swap agreements	-	(740,960)	-	-	(740,960)	-

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	-	-	-	-	(713,568)

Futures contracts	1,307	-	-	431,515	431,515	-

Options purchased(a)	-	-	340,615	-	340,615	-

Options written	-	-	4,746	-	4,746	-

Swap agreements	-	-	-	-	-	-

Total	$(43,409)	$(740,960)	$266,026	$2,951,463	$2,476,529	$(5,571,196)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value

	High Yield Bond Factor ETF	High Yield Select ETF	S&P 500® Downside Hedged ETF	Short Duration Bond ETF	Total Return Bond ETF(a)	Ultra Short Duration ETF

Forward foreign currency contracts	$-	$683,200	$-	$-	$-	$17,949,196

Futures contracts	6,620,559	-	38,343,180	3,493,925	293,619,040	-

Options purchased	-	-	-	-	17,661,877	-

Options written	-	-	-	-	6,737,500	-

Swap agreements	669,843	45,455	-	-	26,085,263	-

(a)	For Total Return Bond ETF, the amount listed for swap agreements represents the daily average notional value.

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NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*	Return of Capital

AAA CLO Floating Rate Note ETF**	$1,759,428	$-	$-

Active U.S. Real Estate ETF	3,575,378	3,208,010	-

High Yield Bond Factor ETF	2,508,973	2,033,283	166,039

High Yield Select ETF**	618,338	-	-

S&P 500® Downside Hedged ETF	4,335,806	2,159,005	-

Short Duration Bond ETF**	462,409	-	-

Total Return Bond ETF	38,397,413	27,071,935	-

Ultra Short Duration ETF	85,996,333	26,604,416	-

Variable Rate Investment Grade ETF	34,352,354	9,861,832	-

*	Includes short-term capital gain distributions, if any.
**	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

AAA CLO Floating Rate Note ETF	$222,233	$-	$372,260	$-	$-	$-	$32,537,540	$33,132,033

Active U.S. Real Estate ETF	-	-	(24,031,750)	-	-	(10,365,202)	117,957,356	83,560,404

High Yield Bond Factor ETF	-	-	(2,865,310)	(123,172)	-	(4,382,881)	49,027,445	41,656,082

High Yield Select ETF	24,309	-	(355,604)	28,536	(111)	(77,414)	9,998,310	9,618,026

S&P 500® Downside Hedged ETF	359,580	-	1,252,080	(1,252,095)	-	(103,448,349)	236,252,168	133,163,384

Short Duration Bond ETF	5,108	-	(90,535)	1,307	-	(143,514)	9,998,898	9,771,264

Total Return Bond ETF	-	89,415	(83,673,958)	1,638,281	(2,106)	(171,872,250)	1,270,704,786	1,016,884,168

Ultra Short Duration ETF	6,638,559	(28,245)	(21,564,169)	1,005,945	(12)	(23,011,171)	1,924,679,131	1,887,720,038

Variable Rate Investment Grade ETF	763,062	-	(4,721,123)	-	-	(4,765,555)	774,432,341	765,708,725

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2023, as follows:

	No expiration

	Short-Term	Long-Term	Total

AAA CLO Floating Rate Note ETF	$-	$-	$-

Active U.S. Real Estate ETF	7,707,287	2,657,915	10,365,202

High Yield Bond Factor ETF	1,036,653	3,346,228	4,382,881

High Yield Select ETF	77,414	-	77,414

S&P 500® Downside Hedged ETF	15,779,736	87,668,613	103,448,349

Short Duration Bond ETF	117,468	26,046	143,514

Total Return Bond ETF	99,076,024	72,796,226	171,872,250

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	No expiration

	Short-Term	Long-Term	Total

Ultra Short Duration ETF	$11,842,270	$11,168,901	$23,011,171

Variable Rate Investment Grade ETF	1,053,288	3,712,267	4,765,555

NOTE 8–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

AAA CLO Floating Rate Note ETF*	$55,177,594	$25,634,760

Active U.S. Real Estate ETF	59,131,323	58,426,424

High Yield Bond Factor ETF	26,310,369	18,291,602

High Yield Select ETF*	18,472,680	9,004,264

S&P 500® Downside Hedged ETF	2,030,301,173	2,101,890,699

Short Duration Bond ETF*	15,756,805	6,196,916

Total Return Bond ETF	3,266,820,129	3,163,550,851

Ultra Short Duration ETF	975,102,852	956,655,268

Variable Rate Investment Grade ETF	249,006,436	177,524,363

*	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

AAA CLO Floating Rate Note ETF*	$2,583,272	$-

Active U.S. Real Estate ETF	35,102,236	51,384,833

High Yield Bond Factor ETF	-	-

High Yield Select ETF*	-	-

S&P 500® Downside Hedged ETF	-	1,412,346

Short Duration Bond ETF*	-	-

Total Return Bond ETF	-	-

Ultra Short Duration ETF	-	-

Variable Rate Investment Grade ETF	-	-

*	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

AAA CLO Floating Rate Note ETF	$389,689	$(17,429)	$372,260	$32,589,176

Active U.S. Real Estate ETF	635,199	(24,666,949)	(24,031,750)	120,019,466

High Yield Bond Factor ETF	271,320	(3,259,802)	(2,988,482)	46,557,608

High Yield Select ETF	42,229	(369,297)	(327,068)	10,318,541

S&P 500® Downside Hedged ETF	2,185,589	(2,185,589)	-	126,833,755

Short Duration Bond ETF	30,050	(119,278)	(89,228)	10,344,108

Total Return Bond ETF	7,402,248	(89,437,925)	(82,035,677)	1,259,964,734

Ultra Short Duration ETF	2,268,927	(22,827,151)	(20,558,224)	1,914,464,949

Variable Rate Investment Grade ETF	1,851,966	(6,573,089)	(4,721,123)	787,265,896

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NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions, distribution redesignations, derivative instruments, paydowns, foreign currency transactions, REITs, excise taxes, defaulted bonds and low-rated debt securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

AAA CLO Floating Rate Note ETF	$121,492	$(117,488)	$(4,004)

Active U.S. Real Estate ETF	285,585	1,687,293	(1,972,878)

High Yield Bond Factor ETF	34,896	(14,615)	(20,281)

High Yield Select ETF	(7,508)	9,223	(1,715)

S&P 500® Downside Hedged ETF	-	-	-

Short Duration Bond ETF	1,336	(209)	(1,127)

Total Return Bond ETF	(178,325)	681,858	(503,533)

Ultra Short Duration ETF	6,019,487	(6,013,534)	(5,953)

Variable Rate Investment Grade ETF	388,459	(388,459)	-

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee (except for Ultra Short Duration ETF), pays for such compensation for each Fund. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Borrowing

Effective April 11, 2023, AAA CLO Floating Rate Note ETF is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company, which will expire on April 9, 2024. The Fund currently participates in this line of credit with another Invesco ETF on a several and not joint basis. The Fund may borrow up to the lesser of (1) $300,000,000, (2) a 20% asset coverage percentage or (3) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the period April 11, 2023 through October 31, 2023, there were no borrowings from the line of credit.

NOTE 12–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. For each Fund (except for Active U.S. Real Estate ETF and S&P 500® Downside Hedged ETF), Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For Active U.S. Real Estate ETF, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund on the transaction date. For S&P 500® Downside Hedged ETF, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in

129

immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

130

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of each of the nine Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nine of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco AAA CLO Floating Rate Note ETF (1)

Invesco Active U.S. Real Estate ETF (2)

Invesco High Yield Bond Factor ETF (2)

Invesco High Yield Select ETF (1)

Invesco S&P 500® Downside Hedged ETF (2)

Invesco Short Duration Bond ETF (1)

Invesco Total Return Bond ETF (2)

Invesco Ultra Short Duration ETF (2)

Invesco Variable Rate Investment Grade ETF (2)

(1) Statements of operations and of changes in net assets for the period December 7, 2022 (commencement of investment operations) through October 31, 2023

(2) Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

131

Report of Independent Registered Public Accounting Firm –(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

132

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust (excluding Invesco Ultra Short Duration ETF), you incur a unitary management fee. As a shareholder of the Invesco Ultra Short Duration ETF, you incur advisory fees and other Fund expenses. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including, for Invesco AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

In addition to the fees and expenses which the Invesco S&P 500® Downside Hedged ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco AAA CLO Floating Rate Note ETF (ICLO)

Actual	$1,000.00	$1,043.30	0.08%	$0.41

Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

133

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Active U.S. Real Estate ETF (PSR)

Actual	$1,000.00	$ 896.20	0.35%	$1.67

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco High Yield Bond Factor ETF (IHYF)

Actual	1,000.00	1,003.40	0.39	1.97

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco High Yield Select ETF (HIYS)

Actual	1,000.00	999.40	0.48	2.42

Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45

Invesco S&P 500® Downside Hedged ETF (PHDG)

Actual	1,000.00	960.90	0.36	1.78

Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84

Invesco Short Duration Bond ETF (ISDB)

Actual	1,000.00	1,008.80	0.35	1.77

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco Total Return Bond ETF (GTO)

Actual	1,000.00	942.00	0.33	1.62

Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68

Invesco Ultra Short Duration ETF (GSY)

Actual	1,000.00	1,024.40	0.24	1.22

Hypothetical (5% return before expenses)	1,000.00	1,024.00	0.24	1.22

Invesco Variable Rate Investment Grade ETF (VRIG)

Actual	1,000.00	1,034.10	0.30	1.54

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

134

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Qualified Short Term Gains

Invesco AAA CLO Floating Rate Note ETF	0%	0%	0%	0%	94%	3%	$117,488

Invesco Active U.S. Real Estate ETF	89%	1%	0%	0%	0%	0%	-

Invesco High Yield Bond Factor ETF	0%	0%	0%	0%	100%	84%	-

Invesco High Yield Select ETF	0%	1%	1%	0%	96%	74%	-

Invesco S&P 500® Downside Hedged ETF	0%	0%	0%	0%	0%	0%	-

Invesco Short Duration Bond ETF	0%	3%	3%	8%	96%	77%	-

Invesco Total Return Bond ETF	0%	3%	2%	16%	97%	78%	-

Invesco Ultra Short Duration ETF	0%	0%	0%	1%	94%	75%	-

Invesco Variable Rate Investment Grade ETF	0%	0%	0%	17%	98%	85%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

135

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

136

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005- 2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

137

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

138

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2008	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

139

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

140

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/ Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

141

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

142

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

143

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-10	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2023 IMSI Invesco Municipal Strategic Income ETF

2

The Market Environment

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January 2023 rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic, as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with its hawkish policy and announced two 0.25% hikes in March and May, resulting in a target federal funds rate of 5.00% to 5.25%.1 Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led developed country central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, increasing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3 Despite the higher-than-expected Gross Domestic Product for the third quarter, the Fed held interest rates steady at its September and October 2023 meetings, but left open the possibility of another rate hike before the end of the calendar year.1 As of the end of the fiscal year, we believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectation that the US is likely to avoid a substantial broad-based recession. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘AboutRatings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘RatingMethodologies’ on the homepage.

3

IMSI	Management’s Discussion of Fund Performance
Invesco Municipal Strategic Income ETF (IMSI)

The Invesco Municipal Strategic Income ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks current income exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal income taxes (municipal securities) and in derivatives and other instruments that have economic characteristics similar to such securities.

The municipal securities in which the Fund will invest include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. The types of municipal securities in which the Fund will invest include fixed and variable rate securities. The Fund will normally maintain a weighted average portfolio duration of less than 7.5 years.

The Fund will invest between 50%—65% of its total assets in low- to medium-quality municipal securities, which Invesco Advisers, Inc. (the “Sub-Adviser”) defines as bonds (i) rated BBB or lower by S&P Global Ratings (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or (ii) unrated securities determined by the Sub-Adviser to be of comparable quality, each at the time of purchase. Medium-and lower-quality securities are inclusive of some securities rated investment grade; however, many bonds in which the Fund will invest are rated “below investment grade” (commonly referred to as “high yield securities” or “junk bonds” with more speculative characteristics than investment grade securities). Below investment grade bonds are those rated below the four highest rating categories of S&P, Moody’s, Fitch Ratings (“Fitch”) or another NRSRO (or, in the case of unrated securities, determined by the Sub-Adviser to be comparable to securities rated below investment-grade).

The Fund will primarily invest in municipal securities that were part of an issuance of $100 million or more. The Fund will also primarily invest in municipal securities with a minimum outstanding face value of $15 million.

In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer. The credit research process utilized by the Sub-Adviser to implement the Fund’s investment strategy in pursuit of the Fund’s investment objective considers factors that include, but are not limited to, an issuer’s operations and capital structure.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state, territory or possession of the United States. However, it is not the present intention of the Fund to invest more than 25% of the value of its net assets in issuers located in the same state, territory or possession of the United States.

During the fiscal period from the Fund’s inception (December 9, 2022, the first day of trading on the exchange) through October 31, 2023, on a market price basis, the Fund returned (2.08)%. On a net asset value (“NAV”) basis, the Fund returned (1.67)%. During the same time period, the S&P Municipal Bond 50% Investment Grade/50% High Yield Index (the “Benchmark Index”) returned (2.99)%. Additionally, the S&P Municipal Bond High Yield Index returned (3.17)% during the fiscal period. The Benchmark Index is a custom index created by Invesco to serve as the Fund’s benchmark and is composed of the following indexes: S&P Municipal Bond Investment Grade Index (50%) and S&P Municipal Bond High Yield Index (50%). The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade and the S&P Municipal Bond High Yield Index consists of bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with duration between 1-5 years. For the fiscal period ended October 31, 2023, bonds with duration less than 1 year were the largest contributor to the Fund’s return. Bonds with duration between 9-11 years were the largest detractor from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2023, included Main Street Natural Gas Inc., 4.51% coupon (portfolio average weight of 1.72%), and Michigan Strategic Fund, 4.00% coupon (portfolio average weight of 1.68%). Positions that detracted most significantly from the Fund’s return included Lee Memorial Health System, 4.00% coupon (portfolio average weight of 3.15%), and Tuscaloosa County Industrial Development Authority, 4.50% coupon (portfolio average weight of 1.20%).

Credit Sector (% of the Fund’s Total Investments) as of October 31, 2023
Revenue Bonds	88.51
General Obligation Bonds	7.02
Other	2.75
Pre-Refunded Bonds	1.72

4

Invesco Municipal Strategic Income ETF (IMSI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2023
Security
New York Transportation Development Corp., Series 2023, RB, 6.00%, 04/01/2035	3.63
California (State of) Community Choice Financing Authority (Green Bonds), Series 2023, RB, 5.00%, 08/01/2029	3.48
Lee Memorial Health System, Series 2019 A-1, Ref. RB, 4.00%, 04/01/2037	3.09
Metropolitan Transportation Authority, Series 2016 B, Ref. RB, 5.00%, 11/15/2037	2.61
Portland (Port of), OR (Green Bonds), Twenty Ninth Series 2023, RB, 5.25%, 07/01/2039	2.50
Allentown (City of), PA Neighborhood Improvement Zone Development Authority, Series 2022, Ref. RB, 5.00%, 05/01/2033	1.84
Illinois (State of) Finance Authority (Uchicago Medicine), Series 2022 B-2, RB, 5.00%, 08/15/2027	1.81
Tobacco Settlement Financing Corp., Series 2018 A, Ref. RB, 5.00%, 06/01/2033	1.80
Pennsylvania (State of) Economic Development Financing Authority (Penndot Major Bridges (The)), Series 2022, RB, 5.50%, 06/30/2038	1.80
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB, 5.25%, 06/15/2043	1.77
Total	24.33

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

Fund Inception
Index	Cumulative
S&P Municipal Bond 50% Investment Grade / 50% High Yield Index	(2.99)%
S&P Municipal Bond High Yield Index	(3.17)
Fund
NAV Return	(1.67)
Market Price Return	(2.08)

5

Invesco Municipal Strategic Income ETF (IMSI) (continued)

Fund Inception: December 9, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.50% includes a unitary management fee of 0.39% and estimated interest expense of 0.11%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

Invesco Municipal Strategic Income ETF (IMSI)

October 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-101.99%
Alabama-2.96%
Black Belt Energy Gas District (The), Series 2022 C-1, RB(a)	5.25%	06/01/2029	$500	$501,141
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining), Series 2019 A, Ref. IDR(b)	4.50%	05/01/2032	389	343,965

				845,106

Arizona-3.30%
Chandler (City of), AZ Industrial Development Authority (Intel Corp.), Series 2007, RB(a)(c)	4.10%	06/15/2028	500	486,408
Pima (County of), AZ Industrial Development Authority (American Leadership Academy), Series 2022, Ref. RB(b)	4.00%	06/15/2031	500	453,801

				940,209

Arkansas-1.60%
Arkansas (State of) Development Finance Authority (U.S. Steel Corp.) (Green Bonds), Series 2023, RB(c)	5.70%	05/01/2053	500	456,297

California-11.90%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2023, RB(a)	5.00%	08/01/2029	1,000	993,942
California (State of) Infrastructure & Economic Development Bank, Series 2020, RB(a)(b)(c)	3.65%	01/31/2024	500	497,216
California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.), Series 2023, RB(b)(c)	5.00%	07/01/2038	500	496,886
California (State of) Public Finance Authority (Enso Village) (Green Bonds), Series 2021, RB(b)	5.00%	11/15/2036	500	456,905
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center), Series 2014, RB	5.25%	12/01/2034	500	498,186
California County Tobacco Securitization Agency, Series 2020 A, Ref. RB	5.00%	06/01/2024	450	451,627

				3,394,762

Colorado-1.58%
Centerra Metropolitan District No. 1 (In the City of Loveland), Series 2017, RB(b)	5.00%	12/01/2037	500	449,461

District of Columbia-1.73%
Metropolitan Washington Airports Authority, Series 2019 A, Ref. RB(c)	5.00%	10/01/2037	500	493,124

Florida-4.73%
Lee Memorial Health System, Series 2019 A-1, Ref. RB	4.00%	04/01/2037	1,000	882,475
Miami Beach (City of), FL, Series 2017, Ref. RB	5.00%	09/01/2047	500	467,881

				1,350,356

Georgia-1.75%
Main Street Natural Gas, Inc., Subseries 2018 D, RB, (SOFR + 0.83%)(a)(d)(e)	4.46%	12/01/2023	500	499,751

Illinois-7.46%
Chicago (City of), IL, Series 2015 A, GO Bonds	5.50%	01/01/2033	250	249,979
Chicago (City of), IL (Chicago Works), Series 2023 A, GO Bonds.	4.00%	01/01/2035	500	451,486
Chicago (City of), IL Board of Education, Series 2012 B, Ref. GO Bonds	5.00%	12/01/2033	500	476,365
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2038	445	434,378
Illinois (State of) Finance Authority (Uchicago Medicine), Series 2022 B-2, RB(a)	5.00%	08/15/2027	500	515,420

				2,127,628

Indiana-2.52%
Indiana (State of) Finance Authority (United States Steel Corp.), Series 2021 A, Ref. RB	4.13%	12/01/2026	500	482,522
Whiting (City of), IN (BP Products North America, Inc.), Series 2015, RB(a)(c)	4.40%	06/10/2031	250	237,936

				720,458

Iowa-1.59%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.), Series 2022, Ref. RB(a)	4.00%	12/01/2032	500	454,284

Kentucky-1.60%
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway), Series 2015 A, RB	4.25%	07/01/2035	500	457,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Municipal Strategic Income ETF (IMSI)–(continued)

October 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-3.24%
Maryland Economic Development Corp. (Purple Line) (Green Bonds), Series 2022 A, RB(c)	5.00%	11/12/2028	$500	$496,931
Rockville (City of), MD (Ingleside at King Farm), Series 2017 A-1, Ref. RB	5.00%	11/01/2037	500	426,815

				923,746

Michigan-1.70%
Michigan (State of) Strategic Fund (Green Bonds), Series 2021, RB(a)(c)	4.00%	10/01/2026	500	484,869

New Jersey-3.57%
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.25%	06/15/2043	500	504,738
Tobacco Settlement Financing Corp., Series 2018 A, Ref. RB	5.00%	06/01/2033	500	514,185

				1,018,923

New York-12.73%
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2037	750	744,648
New York (City of), NY Municipal Water Finance Authority, Series 2023 CC, VRD RB(f)	4.00%	06/15/2053	500	500,000
New York Transportation Development Corp., Series 2023, RB(c)(g)	6.00%	04/01/2035	1,000	1,036,185
New York Transportation Development Corp. (American Airlines, Inc.), Series 2021, Ref. RB(c)	3.00%	08/01/2031	500	419,930
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment), Series 2020, RB(c)	4.00%	10/01/2030	500	460,044
Westchester County Local Development Corp., Series 2021, Ref. RB(b)	2.88%	07/01/2026	500	471,489

				3,632,296

North Dakota-1.26%
Ward (County of), ND (Trinity Obligated Group), Series 2017 C, RB	5.00%	06/01/2034	410	358,965

Ohio-2.56%
Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	5.00%	06/01/2055	300	245,759
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC), Series 2017, RB(b)(c)	3.75%	01/15/2028	500	483,714

				729,473

Oregon-2.49%
Portland (Port of), OR (Green Bonds), Twenty Ninth Series 2023, RB(c)	5.25%	07/01/2039	700	711,758

Pennsylvania-5.00%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority, Series 2022, Ref. RB	5.00%	05/01/2033	525	523,616
Montgomery (County of), PA Industrial Development Authority (Constellation Energy), Series 2023 B, Ref. RB	4.10%	06/01/2029	400	389,666
Pennsylvania (State of) Economic Development Financing Authority (Penndot Major Bridges (The)), Series 2022, RB(c)	5.50%	06/30/2038	500	512,689

				1,425,971

Puerto Rico-3.29%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds	4.00%	07/01/2033	500	435,782
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2022 A, Ref. RB(b)	5.00%	07/01/2028	500	501,615

				937,397

South Carolina-1.75%
Patriots Energy Group Financing Agency, Series 2023, RB(a)	5.25%	08/01/2031	500	498,027

Texas-9.92%
Harris County Industrial Development Corp. (Energy Transfer L.P.), Series 2023, Ref. RB(a)	4.05%	06/01/2033	250	233,819
Houston (City of), TX, Series 2023 A, Ref. RB, (INS - AGM)(c)(h)	5.25%	07/01/2048	500	493,159
Houston (City of), TX Airport System (United Airlines, Inc.), Series 2021 B-1, RB(c)	4.00%	07/15/2041	500	396,567
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB(b)(c)	4.63%	10/01/2031	500	470,678
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)), Series 2022 B3, RB	4.25%	10/01/2026	500	482,971
Tender Option Bond Trust Receipts/Certificates, Series 2021, VRD RB, (LOC - Morgan Stanley Mun Fdg)(b)(f)(i)	4.49%	06/15/2056	300	300,000
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes), Series 2016, RB(c)	5.00%	12/31/2045	500	452,399

				2,829,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Municipal Strategic Income ETF (IMSI)–(continued)

October 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah-1.50%
Black Desert Public Infrastructure District, Series 2021 A, GO Bonds(b)	3.25%	03/01/2031	$500	$427,911

Virginia-3.15%
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), Series 2019 A, RB	5.00%	01/01/2034	500	441,732
Virginia (Commonwealth of) Small Business Financing Authority, Series 2022, RB(c)	4.00%	07/01/2032	500	457,263

				898,995

Washington-3.34%
Washington (State of) Convention Center Public Facilities District, Series 2018, RB	5.00%	07/01/2043	500	479,301
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	5.00%	10/01/2042	500	472,920

				952,221

Wisconsin-3.77%
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus Inc. Obligated Group), Series 2021, RB	4.00%	08/15/2040	500	428,215
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System), Series 2019, Ref. RB	5.00%	11/01/2046	500	364,417
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.), Series 2018 A, RB	5.00%	12/01/2027	285	282,917

				1,075,549

TOTAL INVESTMENTS IN SECURITIES-101.99% (Cost $30,480,461)				29,094,371
OTHER ASSETS LESS LIABILITIES-(1.99%)				(567,892)

NET ASSETS-100.00%				$28,526,479

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
GO	-General Obligation
IDR	-Industrial Development Revenue Bonds
INS	-Insurer
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
SOFR	-Secured Overnight Financing Rate
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $5,353,641, which represented 18.77% of the Fund’s Net Assets.

(c)	Security subject to the alternative minimum tax.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2023.
(f)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on October 31, 2023.

(g)	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.
(h)	Principal and/or interest payments are secured by the bond insurance company listed.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Statement of Assets and Liabilities

October 31, 2023

Invesco Municipal Strategic Income ETF (IMSI)
Assets:
Investments in securities, at value	$29,094,371
Cash	52,700
Receivable for:
Dividends and interest	412,900

Total assets	29,559,971

Liabilities:
Payable for:
Investments purchased	1,023,940
Accrued unitary management fees	9,552

Total liabilities	1,033,492

Net Assets	$28,526,479

Net assets consist of:
Shares of beneficial interest	$30,000,011
Distributable earnings (loss)	(1,473,532)

Net Assets	$28,526,479

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	600,001
Net asset value	$47.54

Market price	$47.53

Investments in securities, at cost	$30,480,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Statement of Operations

For the period ended October 31, 2023

Invesco Municipal Strategic Income ETF (IMSI)(a)
Investment income:
Interest income	$1,135,317

Total investment income	1,135,317

Expenses:
Unitary management fees	104,623
Tax expenses	39

Total expenses	104,662

Net investment income	1,030,655

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	(95,440)

Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(1,386,090)

Net realized and unrealized gain (loss)	(1,481,530)

Net increase (decrease) in net assets resulting from operations	$(450,875)

(a)	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Changes in Net Assets

For the period ended October 31, 2023

Invesco Municipal Strategic Income ETF (IMSI)
2023(a)
Operations:
Net investment income	$1,030,655
Net realized gain (loss)	(95,440)
Change in net unrealized appreciation (depreciation)	(1,386,090)

Net increase (decrease) in net assets resulting from operations	(450,875)

Distributions to Shareholders from:
Distributable earnings	(1,022,696)

Shareholder Transactions:
Proceeds from shares sold	30,000,050

Net increase in net assets resulting from share transactions	30,000,050

Net increase in net assets	28,526,479

Net assets:
Beginning of period	-

End of period	$28,526,479

Changes in Shares Outstanding:
Shares sold	600,001
Shares outstanding, beginning of period	-

Shares outstanding, end of period	600,001

(a)	For the period December 7, 2022 (commencement of investment operations) through October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Financial Highlights

Invesco Municipal Strategic Income ETF (IMSI)

	For the Period December 7, 2022(a) Through October 31, 2023
Per Share Operating Performance:
Net asset value at beginning of period	$50.00

Net investment income(b)	1.72
Net realized and unrealized gain (loss) on investments	(2.48)

Total from investment operations	(0.76)

Distributions to shareholders from:
Net investment income	(1.70)

Net asset value at end of period	$47.54

Market price at end of period(c)	$47.53

Net Asset Value Total Return(d)	(1.61	)%(e)
Market Price Total Return(d)	(1.63	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$28,526
Ratio to average net assets of:
Expenses	0.39	%(f)
Net investment income	3.82	%(f)
Portfolio turnover rate(g)	87%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was (1.67)%. The market price total return from Fund Inception to October 31, 2023 was (2.08)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2023

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes Invesco Municipal Strategic Income ETF (IMSI) (the “Fund”).

The Fund represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants (“APs”), Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek current income exempt from federal income tax.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the

14

closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its

15

“country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays Invesco Advisers, Inc.’s (the “Affiliated Sub-Adviser” or “Invesco”) fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

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J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations.

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Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Affiliated Sub-Adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to the Fund’s NAV.

Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

Municipal Securities Risk. The Fund invests in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services, and oversight of the Affiliated Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.39% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays the Affiliated Sub-Adviser’s fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser. The sub-advisory fee for the Fund is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For the period December 7, 2022 (commencement of investment operations) through October 31, 2023, no fees were waived.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the period December 7, 2022 (commencement of investment operations) through October 31, 2023, the Fund engaged in securities purchases of $4,401,863 and securities sales of $8,568,500 with affiliates, which resulted in net realized gains (losses) of $(6,612).

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2023, all of the securities in the Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period December 7, 2022 (Commencement of Investment Operations) through October 31, 2023:

2023
Ordinary income*	$28,749
Ordinary income-Tax-Exempt	993,947

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Period-End:

Undistributed tax-exempt income	$7,998
Net unrealized appreciation (depreciation) – investments	(1,386,090)
Capital loss carryforward	(95,440)
Shares of beneficial interest	30,000,011

Total net assets	$28,526,479

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

No expiration
Short-Term	Long-Term	Total

$95,440	$-	$95,440

NOTE 7–Investment Transactions

For the period December 7, 2022 (commencement of investment operations) through October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $53,763,121 and $23,148,311, respectively.

As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$13,997
Aggregate unrealized (depreciation) of investments	(1,400,087)

Net unrealized appreciation (depreciation) of investments	$(1,386,090)

Cost of investments for tax purposes is $30,480,461.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, undistributed net investment income (loss) was increased by $39, undistributed net realized gain (loss) was increased by $0 and Shares of beneficial interest were decreased by $39. These reclassifications had no effect on the net assets of the Fund.

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 10–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for the deposit or delivery of cash. The Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital. Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Municipal Strategic Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Strategic Income ETF (one of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 7, 2022 (commencement of investment operations) through October 31,2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period December 7, 2022 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Municipal Strategic Income ETF (the “Fund”), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2023	October 31, 2023	Six-Month Period	Six-Month Period(1)
Invesco Municipal Strategic Income ETF (IMSI)
Actual	$1,000.00	$966.10	0.39%	$1.93
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

22

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Qualified Business Income*	0%

Qualified Dividend Income*	0%

Corporate Dividends Received Deduction*	0%

U.S. Treasury Obligations*	0%

Business Interest Income*	98%

Qualified Interest Income*	98%

Tax Exempt Income*	97%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

24

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005- 2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

25

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

26

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2008	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

27

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

28

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/ Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

32

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-IMSI-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
October 31, 2023

IVRA Invesco Real Assets ESG ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

IVRA	Management’s Discussion of Fund Performance
Invesco Real Assets ESG ETF (IVRA)

The Invesco Real Assets ESG ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation with a secondary objective of current income. The Fund operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents.

In addition, the Fund also publishes each Business Day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior Business Day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of net asset value (“NAV”) per share at the end of the prior Business Day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of “real assets” companies (as identified below). The “real assets” companies in which the Fund invests are located in North America and must meet environmental, social and governance (“ESG”) standards, as determined by the Fund’s sub-adviser, Invesco Adviser’s Inc. (the “Sub-Adviser”), through the process described below.

Real assets are characterized by having physical attributes, including real estate, infrastructure, natural resources and timber. The Sub-Adviser considers “real assets” companies to be those that are either principally engaged in real estate, infrastructure, natural resources or timber industries, or support such businesses, and it anticipates focusing the Fund’s investments in such industries. In selecting equity securities for the Fund, the Sub-Adviser uses fundamental analysis to identify securities that adhere to ESG principals described herein and are viewed to have relatively favorable long-term prospects. Some of the factors that the Sub-Adviser considers include, but are not limited to: assessment of long term fundamental growth, sustainable dividends, attractive physical and locational attributes and capital structure viability. As a result of that analysis, the portfolio managers generally favor companies with a balanced mix of the factors above. The Sub-Adviser will consider selling a security when it no longer meets the investment criteria, or a more attractive alternative is identified. The Fund may invest in companies of any market capitalization.

The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging market countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.

Under normal market conditions, the Sub-Adviser will employ the following ESG methodology to assess all investment opportunities (as identified by the strategy described above) as an integral part of the process for selecting portfolio holdings: The investment team first employs a proprietary ESG screen to exclude issuers from the investment universe of securities in which the Fund may invest that do not meet its investment criteria. Such screens include substantial involvement (generally defined as generating more than 0-10% of its revenue, depending on the screen) in the following areas: tobacco, alcohol, controversial and conventional weapons, recreational cannabis, extraction of thermal coal, extraction of fossil fuels from unconventional sources, and operators of private prisons. Issuers will also be excluded based on their non-compliance with United Nations (“UN”) Global Compact principles (whether or not the issuer has signed on to the UN Global Compact itself). The principles of the UN Global Compact represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment and anti-corruption. In implementing this screen, the Sub-Adviser utilizes a third-party ESG data provider (the “ESG Vendor”), which assesses issuers for their involvement in the screened business areas. The Sub-Adviser has selected the ESG Vendor through a comprehensive due diligence process and continuously monitors its performance and screening. To the extent an issuer’s status changes to meet the qualification for exclusion, the Fund shall take steps to divest its holdings of the issuer within a reasonable period of time. This screening criteria may be updated periodically.

Next, based on research and due diligence, each investment opportunity is evaluated by the investment team related to multiple ESG factors under each individual pillar of the ESG framework and specific real asset sector. The individual pillars can include but are not limited to the following: environmental pillar (“E”) factors: natural resources, pollution and waste, supply chain impact, and environmental opportunities; social pillar (“S”) factors:

workforce, community, product responsibility, and human rights; and governance pillar (“G”) factors: management, shareholders,

4

Invesco Real Assets ESG ETF (IVRA) (continued)

board of directors, auditors, regulatory issuers, corporate social responsibility strategy, anti-corruption, and business ethics. The investment team considers each ESG pillar and investment opportunity separately and neither weighs each pillar equally, nor consistently emphasizes one pillar over another. This analysis generally identifies those companies with relatively attractive ESG factors and favors those that provide functionally efficient assets with positive environmental credentials, operating as highest and best use with relatively positive local impact. In making such scoring determinations, the Sub- Adviser may employ a proprietary ESG scoring tool, as well as, and in combination with, certain data provided by the ESG Vendor. Both the ESG Vendor and the proprietary ESG scoring tool are continuously assessed and reviewed by the Sub-Adviser for screening and scoring outcomes. The foregoing factors in each ESG pillar may be updated periodically.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (6.00)%. On a net asset value (“NAV”) basis, the Fund returned (5.80)%. During this same time period, the S&P U.S., Canada & Mexico Real Assets Equity Index returned (5.72)% and the S&P 500® Index returned 10.14% (collectively, the “Benchmark Indexes”).

The Fund’s underperformance for the fiscal year ended October 31, 2023, relative to the S&P U.S., Canada & Mexico Real Assets Equity Index, was primarily due to fees and transaction costs of the Fund, which were partially offset by the Fund’s active security selections. The S&P U.S., Canada & Mexico Real Assets Equity Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the global property, infrastructure, natural resources, and timber and forestry market in the U.S., Canada and Mexico.

The Fund’s underperformance for the fiscal year ended October 31, 2023, relative to the S&P 500® Index, is primarily due to the Fund’s active security selection as well as fees and transaction costs incurred by the Fund. The S&P 500® Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

For the fiscal year ended October 31, 2023, the real estate sector detracted most significantly from the Fund’s return, followed by the materials sector. The energy sector contributed most significantly to the Fund’s return.

Positions that contributed most significantly to the Fund’s return during the period included Equinix, Inc., a real estate company (portfolio average weight of 2.80%), and Life Storage, Inc. a real estate company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Nutrien Ltd., a materials company (portfolio average weight of 2.68%), and Crown Castle, Inc., a real estate company (portfolio average weight of 3.32%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Real Estate	56.40
Energy	23.92
Materials	11.21
Utilities	5.56
Consumer Staples	2.16
Money Market Funds Plus Other Assets Less Liabilities	0.75

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
American Tower Corp.	6.51
Prologis, Inc.	6.17
Enbridge, Inc.	5.50
Cheniere Energy, Inc.	4.99
Crown Castle, Inc.	4.09
SBA Communications Corp., Class A	4.01
Essential Utilities, Inc.	3.72
Pembina Pipeline Corp.	3.56
Targa Resources Corp.	3.46
ONEOK, Inc.	3.44
Total	45.45

*	Excluding money market fund holdings.

5

Invesco Real Assets ESG ETF (IVRA) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P U.S., Canada & Mexico Real Assets Equity Index	(5.72)%	6.33%	19.16%
S&P 500® Index	10.14	6.24	18.88
Fund
NAV Return	(5.80)	4.93	14.73
Market Price Return	(6.00)	4.83	14.42

Fund Inception: December 22, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

Invesco Real Assets ESG ETF (IVRA)

October 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.25%
Consumer Staples-2.16%
Archer-Daniels-Midland Co.	834	$59,689

Energy-23.92%
Cheniere Energy, Inc.	828	137,796
Enbridge, Inc. (Canada)(b)	4,748	151,991
Kinder Morgan, Inc.	2,343	37,956
ONEOK, Inc.	1,455	94,866
Pembina Pipeline Corp. (Canada)	3,202	98,441
Targa Resources Corp.	1,142	95,483
TC Energy Corp. (Canada)	1,277	43,933

		660,466

Materials-11.21%
Agnico Eagle Mines Ltd. (Canada)	1,294	60,624
Canfor Corp. (Canada)(c)	5,101	52,103
Corteva, Inc.	1,127	54,254
Interfor Corp. (Canada)(c)	3,954	48,733
Lundin Mining Corp. (Chile)	3,285	20,492
Nutrien Ltd. (Canada)	1,087	58,318
West Fraser Timber Co. Ltd. (Canada)	224	15,101

		309,625

Real Estate-56.40%
Agree Realty Corp.	881	49,283
Alexandria Real Estate Equities, Inc.(b)	830	77,298
American Tower Corp.(b)	1,009	179,794
Camden Property Trust(b)	776	65,867
Crown Castle, Inc.	1,216	113,064
Digital Realty Trust, Inc.(b)	413	51,361
Equinix, Inc.	81	59,101
Equity Residential(b)	342	18,923
Healthpeak Properties, Inc.	4,988	77,563
Kilroy Realty Corp.(b)	1,209	34,553
Kimco Realty Corp.	1,768	31,718
Mid-America Apartment Communities, Inc.	153	18,077
Prologis, Inc.	1,690	170,267
Public Storage	385	91,903
Regency Centers Corp.(b)	464	27,961
Rexford Industrial Realty, Inc.(b)	1,555	67,238
RioCan REIT (Canada)	4,600	55,833
RLJ Lodging Trust(b)	2,896	27,222
SBA Communications Corp., Class A	531	110,783

	Shares	Value
Real Estate-(continued)
Simon Property Group, Inc.	301	$33,077
Summit Hotel Properties, Inc.	3,777	21,302
Sun Communities, Inc.	717	79,759
UDR, Inc.	271	8,621
Ventas, Inc.(b)	1,179	50,060
W.P. Carey, Inc.(b)	686	36,804

		1,557,432

Utilities-5.56%
CenterPoint Energy, Inc.	768	20,644
Essential Utilities, Inc.	3,070	102,722
Sempra(b)	430	30,113

		153,479

Total Common Stocks & Other Equity Interests (Cost $3,046,599)		2,740,691

Money Market Funds-1.18%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e) (Cost $32,712)	32,712	32,712

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.43% (Cost $3,079,311)		2,773,403

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.03%
Invesco Private Government Fund, 5.32%(d)(e)(f)	178,026	178,026
Invesco Private Prime Fund, 5.53%(d)(e)(f)	457,832	457,878

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $635,916)		635,904

TOTAL INVESTMENTS IN SECURITIES-123.46% (Cost $3,715,227)		3,409,307
OTHER ASSETS LESS LIABILITIES-(23.46)%		(647,892)

NET ASSETS-100.00%		$2,761,415

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Real Assets ESG ETF (IVRA)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	October 31, 2022	at Cost	from Sales	(Depreciation)	(Loss)	October 31, 2023	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$7,655	$516,458	$(491,401)	$-	$-	$32,712	$759
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	2,163,590	(1,985,564)	-	-	178,026	3,377	*
Invesco Private Prime Fund	-	4,985,772	(4,527,863)	(12)	(19)	457,878	9,149	*

Total	$7,655	$7,665,820	$(7,004,828)	$(12)	$(19)	$668,616	$13,285

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	21.19%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Statement of Assets and Liabilities

October 31, 2023

Invesco Real Assets ESG ETF (IVRA)
Assets:
Unaffiliated investments in securities, at value(a)	$2,740,691
Affiliated investments in securities, at value	668,616
Foreign currencies, at value	736
Receivable for:
Dividends	3,202
Securities lending	84
Investments sold	1

Total assets	3,413,330

Liabilities:
Payable for:
Investments purchased	14,484
Collateral upon return of securities loaned	635,916
Accrued unitary management fees	1,399
Accrued tax expenses	116

Total liabilities	651,915

Net Assets	$2,761,415

Net assets consist of:
Shares of beneficial interest	$3,162,282
Distributable earnings (loss)	(400,867)

Net Assets	$2,761,415

Shares outstanding (unlimited amount authorized, $0.01 par value)	230,001
Net asset value	$12.01

Market price	$12.03

Unaffiliated investments in securities, at cost	$3,046,599

Affiliated investments in securities, at cost	$668,628

Foreign currencies, at cost	$736

(a) Includes securities on loan with an aggregate value of:	$633,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Statement of Operations

For the year ended October 31, 2023

Invesco Real Assets ESG ETF (IVRA)
Investment income:
Unaffiliated dividend income	$97,489
Affiliated dividend income	759
Securities lending income, net	861
Foreign withholding tax	(4,510)

Total investment income	94,599

Expenses:
Unitary management fees	18,127
Tax expenses	116

Total expenses	18,243

Less: Waivers	(16)

Net expenses	18,227

Net investment income	76,372

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(62,918)
Affiliated investment securities	(19)
Foreign currencies	(108)

Net realized gain (loss)	(63,045)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(182,824)
Affiliated investment securities	(12)
Foreign currencies	(21)

Change in net unrealized appreciation (depreciation)	(182,857)

Net realized and unrealized gain (loss)	(245,902)

Net increase (decrease) in net assets resulting from operations	$(169,530)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Statement of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	Invesco Real Assets ESG ETF (IVRA)
	2023	2022
Operations:
Net investment income	$76,372	$59,081
Net realized gain (loss)	(63,045)	(35,703)
Change in net unrealized appreciation (depreciation)	(182,857)	(362,454)

Net increase (decrease) in net assets resulting from operations	(169,530)	(339,076)

Distributions to Shareholders from:
Distributable earnings	(71,217)	(122,551)

Shareholder Transactions:
Proceeds from shares sold	-	1,529,409

Net increase in net assets resulting from share transactions	-	1,529,409

Net increase (decrease) in net assets	(240,747)	1,067,782

Net assets:
Beginning of year	3,002,162	1,934,380

End of year	$2,761,415	$3,002,162

Changes in Shares Outstanding:
Shares sold	-	100,000
Shares outstanding, beginning of year	230,001	130,001

Shares outstanding, end of year	230,001	230,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Financial Highlights

Invesco Real Assets ESG ETF (IVRA)

			For the Period December 17, 2020(a) Through
	Years Ended October 31,		October 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$13.05	$14.88	$12.00

Net investment income(b)	0.33	0.29	0.22
Net realized and unrealized gain (loss) on investments	(1.06)	(1.43)	3.04

Total from investment operations	(0.73)	(1.14)	3.26

Distributions to shareholders from:
Net investment income	(0.31)	(0.29)	(0.38)
Net realized gains	-	(0.40)	-

Total distributions	(0.31)	(0.69)	(0.38)

Net asset value at end of period	$12.01	$13.05	$14.88

Market price at end of period(c)	$12.03	$13.10	$14.96

Net Asset Value Total Return(d)	(5.80)%	(8.01)%	27.65	%(e)
Market Price Total Return(d)	(6.00)%	(8.16)%	28.33	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,761	$3,002	$1,934
Ratio to average net assets of:
Expenses	0.59%	0.59%	0.60	%(f)
Net investment income	2.49%	2.02%	1.86	%(f)
Portfolio turnover rate(g)	80%	82%	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 32.40%. The market price total return from Fund Inception to October 31, 2021 was 32.53%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2023

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes Invesco Real Assets ESG ETF (IVRA) (the “Fund”).

The Fund represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for (1) select recently disclosed portfolio holdings (“Strategy Components”), (2) an amount of cash corresponding to the value of ETFs that convey information about the types of instruments in which the Fund invests (“Representative ETFs”) and (3) cash and cash equivalents, which, together with the Strategy Components and Representative ETFs, constitute the “Tracking Basket”. Except when aggregated in Creation Units by authorized participants (“APs”), Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek capital appreciation with a secondary objective of current income.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing

13

price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment

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income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays Invesco Advisers, Inc.’s (the “Affiliated Sub-Adviser” or “Invesco”) fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

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I.

Securities Lending - The Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.

Invesco, an affiliate of the Adviser, serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent the Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, the Fund paid Invesco $23 in fees for securities lending agent services. Fees paid to Invesco for securities lending agent services are included in Securities lending income on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

K.	Other Risks

ADR Risk. The Fund may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are

16

unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the Fund provides certain other information intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Shares to reduce bid/ask spread and minimize discounts or premiums between the market price and the NAV of the Shares, there is no guarantee the Fund’s arbitrage mechanism will operate as intended and that the Fund will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Fund’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Fund’s performance.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because the Affiliated Sub-Adviser evaluates ESG factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Affiliated Sub-Adviser’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Affiliated Sub-Adviser to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Affiliated Sub-Adviser’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Fluctuation of Net Asset Value and Share Price Risk. Shares may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The Shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Shares may result in the Shares trading significantly above (at a premium) or below (at a discount) NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Industry Concentration Risk. The Fund is concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it was diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Affiliated Sub-Adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to the Fund’s NAV.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Transparent Actively Managed Fund Risk. The Fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) Strategy Components; (2) Representative ETFs; and (3) cash and cash equivalents.

The Fund also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior business day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of NAV per share at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms. Given the differences between the Fund and ETFs that disclose their complete holdings daily, there is a risk that market prices of the Fund may vary significantly from NAV, and that the Shares may trade at a wider bid/ask spread–and therefore cost investors more to trade–than shares of other ETFs. These risks are heightened during periods of market disruption or volatility. Similarly to mutual funds and other ETFs, the Fund discloses the complete schedule of its portfolio holdings on Form N-PORT after its first and third fiscal quarters and in shareholder reports after its second and fourth fiscal quarters.

Real Assets Companies Risk. Investments in real assets companies may involve a higher degree of risk, including significant financial, operating, and competitive risks, and may expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Trading Halt Risk. There may be circumstances where a security held in the Fund’s portfolio but not in the Tracking Basket does not have readily available market quotations. If the Adviser or the Affiliated Sub-Adviser determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and the Adviser or the Affiliated Sub-Adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. If securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, the Adviser would promptly request the Cboe BZX Exchange, Inc. (the “Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade the Shares. Moreover, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services, and oversight of the Affiliated Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.59% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays the Affiliated Sub-Adviser’s fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser. The sub-advisory fee for the Fund is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to the Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2023, the Adviser waived fees of $16.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

19

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,740,691	$-	$-	$2,740,691

Money Market Funds	32,712	635,904	-	668,616

Total Investments	$2,773,403	$635,904	$-	$3,409,307

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

Ordinary income*	$ 71,217	$ 118,496

Long-term capital gain	-	4,055

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$4,032

Net unrealized appreciation (depreciation) – investments	(353,344)

Net unrealized appreciation (depreciation) – foreign currencies and foreign taxes	(5)

Capital loss carryforward	(51,550)

Shares of beneficial interest	3,162,282

Total net assets	$2,761,415

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2023, as follows:

No expiration
Short-Term	Long-Term	Total*

$-	$51,550	$51,550

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $2,450,905 and $2,435,507, respectively.

For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were $0 and $0, respectively.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$169,871
Aggregate unrealized (depreciation) of investments	(523,215)

Net unrealized appreciation of investments	$(353,344)

Cost of investments for tax purposes is $3,762,651.

20

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and REITs, undistributed net investment income (loss) was decreased by $1,123, undistributed net realized gain (loss) was increased by $108 and Shares of beneficial interest were increased by $1,015. These reclassifications had no effect on the net assets of the Fund.

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 9–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for the Strategy Components included in the Fund’s Tracking Basket, together with an amount of cash corresponding to the value of the Representative ETFs and cash and cash equivalents that form the remainder of the Tracking Basket. However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Fund issues or redeems Creation Units in-kind, the Fund may issue Shares in advance of receipt of the underlying securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Real Assets ESG ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Assets ESG ETF (one of the funds constituting Invesco Actively Managed Exchange-Traded Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Real Assets ESG ETF (the “Fund”), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Real Assets ESG ETF (IVRA)

Actual	$1,000.00	$ 891.90	0.60%	$2.86

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

23

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

Qualified Business Income*	44%
Qualified Dividend Income*	56%
Corporate Dividends Received Deduction*	20%
U.S. Treasury Obligations*	0%
Business Interest Income*	1%
Qualified Interest Income*	1%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

25

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005- 2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

26

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

27

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2008	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

28

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2008	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/ Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

33

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-6	invesco.com/ETFs

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022
Audit Fees	$ 381,600	$ 310,620
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 147,400	$ 185,668
All Other Fees	$ 0	$ 0
Total Fees	$ 529,000	$ 496,288

(1)

Tax Fees for the fiscal years ended 2023 and 2022 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,067,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,067,000	$ 760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)      Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,507,000 for the fiscal year ended October 31, 2023 and $6,370,000 for the fiscal year ended October 31, 2022 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,721,400 for the fiscal year ended October 31, 2023 and $7,315,668 for the fiscal year ended October 31, 2022.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $33 million and non-audit services of approximately $19 million for the fiscal year ended 2023. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Invesco Actively Managed Exchange-Traded Fund Trust

By:	/s/ Brian Hartigan .

Name: Brian Hartigan
Title: President

Date: January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian Hartigan

Name: Brian Hartigan
Title: President

Date: January 3, 2024

By:	/s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 3, 2024